                                                                    Exhibit 10.1
                                                                    ------------

                       DATED THIS 19TH DAY OF JUNE 2001
                       --------------------------------

               (1)    ASSOCIATED SPRING-ASIA PTE LTD

                      as the Borrower


               (2)    THE DEVELOPMENT BANK OF SINGAPORE LIMITED

                      as the Agent

                      And


               (3)    THE DEVELOPMENT BANK OF SINGAPORE LIMITED

                      as the Original Term Loan Bank




                              FACILITY AGREEMENT




                       TAN JINHWEE, EUNICE & LIM CHOOENG
                            ADVOCATES & SOLICITORS
                            105 CECIL STREET #23-00
                                  THE OCTAGON

                               SINGAPORE 069534

                               TJH/NSR/200113-4806
                               18.6.2001
                               nsr 51-c

                               TABLE OF CONTENTS
                               -----------------

                                    PART I
                                    ------
                                 INTRODUCTION
                                 ------------
1.        DEFINITIONS AND INTERPRETATION............................. 2
2.        THE FACILITY.............................................. 10
3.        PURPOSE OF THE FACILITY................................... 11
4.        CONDITIONS PRECEDENT AND AVAILABILITY..................... 11

                                    PART II
                                    -------
                                    FACILITY
                                    --------

5.        DRAWING OF FACILITY....................................... 14
6.        INTEREST ON TERM LOAN..................................... 15
7.        REPAYMENT OF TERM LOAN.................................... 15

                                   PART III
                                   --------
                       FEES, CANCELLATION AND PREPAYMENT
                       ---------------------------------

8.        FEES...................................................... 16
9.        CANCELLATION AND PREPAYMENT............................... 16

                                    PART IV
                                    -------
                              INTEREST PROVISIONS
                              -------------------

10.       INTEREST PROVISIONS....................................... 18

                                    PART V
                                    ------
                       PAYMENT, SET-OFF AND WITHHOLDINGS
                       ---------------------------------

11.       PAYMENT PROVISIONS........................................ 21
12.       SET-OFF AND WITHHOLDINGS.................................. 21
13.       PRO RATA SHARING.......................................... 23

                                    PART VI
                                    -------
                            CHANGE IN CIRCUMSTANCES
                            -----------------------

14.       ILLEGALITY................................................ 25
15.       INCREASED COSTS........................................... 25

                                    PART VII
                                    --------
                          REPRESENTATIONS AND COVENANTS
                          -----------------------------
 16.       REPRESENTATIONS AND WARRANTIES............................ 27
 17.       UNDERTAKINGS.............................................. 29

                               PART VIII
                                ---------
                        EVENTS OF DEFAULT AND INDEMNITIES
                        ---------------------------------

 18.       EVENTS OF DEFAULT......................................... 35
 19.       SPECIAL CONSULTANT........................................ 39
 20.       INDEMNITIES............................................... 40

                                     PART IX
                                     -------
                                AGENCY PROVISIONS
                                -----------------

 21.       THE AGENCY................................................ 42

                                     PART X
                                     ------
                               GENERAL PROVISIONS
                               ------------------

 22.       SET-OFF................................................... 47
 23.       NOTICES................................................... 47
 24.       TRANSFERS................................................. 48
 25.       MISCELLANEOUS............................................. 51

                                   APPENDICES
                                   ----------

 APPENDIX 1     CHARGE
 APPENDIX 2     GUARANTEE
 APPENDIX 3     NOTICE OF DRAWING
 APPENDIX 4     TRANSFER NOTICE

               THIS FACILITY AGREEMENT is made the 19th day of June Two thousand and one (2001) Between:-

(1) ASSOCIATED SPRING-ASIA PTE LTD (Company Registration No. 198100597E), a company incorporated in Singapore and having its registered office at 28 Tuas Avenue 2, Jurong, Singapore 639459 (the "Borrower");
                                                          --------

(2) THE DEVELOPMENT BANK OF SINGAPORE LIMITED (Company Registration No. 196800306E), a company incorporated in Singapore and having its registered office at 6 Shenton Way, DBS Building, Singapore 068809 (the "Agent"); and
          -----

(3) THE DEVELOPMENT BANK OF SINGAPORE LIMITED (Company Registration No. 196800306E), a company incorporated in Singapore and having its registered office at 6 Shenton Way, DBS Building, Singapore 068809 (the "Original Term Loan Bank").
          -----------------------

               WHEREAS the Term Loan Banks (as hereinafter defined) have agreed to make available to the Borrower a transferable term loan facility of up to the principal amount of Yen three billion and three hundred million ((Yen)3,300,000,000), for the purposes and upon the terms and conditions hereinafter appearing.

               IT IS AGREED as follows:-

                                    PART I
                                    ------

                                 INTRODUCTION
                                 ------------

1.             DEFINITIONS AND INTERPRETATION
               ------------------------------

1.1            Terms defined: In this Agreement, unless the context otherwise
               -------------
requires, the following words or expressions shall have the following meanings:-

               "Availability Period" means, subject to the provisions contained
                -------------------
               in this Agreement, the period commencing on the date hereof and terminating on the close of business in Singapore on 30 June 2001 or such later date as the Term Loan Banks may agree;

               "Available Commitment" means, in relation to a Term Loan Bank,
                --------------------
               the amount, from time to time, of its Commitment less the principal amount of its share of the Term Loan made to the Borrower;

               "Available Facility" means, at any time, the aggregate amount of
                -------------------
               the Available Commitment of all the Term Loan Banks;

               "Business Day" means a day (other than a Saturday or Sunday) or
                ------------
               public holiday on which commercial banks in Singapore, London and New York are open for business and also, in relation to a day in which payment is required, in the place where such payment is to be made in accordance with this Agreement;

               "Charge" means the deed of charge over the Debt Service Account
                ------
               executed or to be executed by the Borrower substantially in the form of Appendix 1;
                       ----------

               "Commitment" means:-
                ----------

                (a) in relation to the Original Term Bank, Yen three billion and three hundred million ((Yen)3,300,000,000); and

                (b) in relation to a Term Loan Bank (other than the Original Term Loan Bank), the amount of such Term Loan Bank's commitment acquired by it under Clause 24,

               to the extent not cancelled, reduced or transferred under this Agreement, and "Total Commitments" means the aggregate for the
                               -----------------
               time being of the Commitments, being Yen three billion and three hundred million ((Y)3,300,000,000) at the date of this Agreement;

               "Debt Service Account" means the Yen account numbered 002-012494-
                --------------------
               08 or any other account in place thereof opened and maintained by the Borrower with the Agent for the purpose of paying principal and interest on the Term Loan;

               "Drawing" means the drawing or utilisation made or to be made by
                -------
               the Borrower under the Facility;

               "Drawing Date" means the date on which the Drawing is made, such
                ------------
               date being within the Availability Period;

               "Event of Default" and "Events of Default" mean any, each or all
                ----------------       -----------------
               (as the context may require) of the Events of Default mentioned in Clause 18.1;

               "Facility" means the transferable term loan facility made or to
                --------
               be made available to the Borrower in accordance with the terms and conditions set out herein;

               Facility Office" means in relation to the Agent or any Term Loan
               ---------------
               Bank, the office identified with its signature below (or, in the case of a New Bank, as stated in the Transfer Notice to which it is a party as New Bank) or such other office as it may from time to time select;

               "Final Repayment Date" means the earlier of (a) the date falling
                --------------------
               five (5) years after the Drawing Date, and (b) 30 June 2006;

               "Finance Documents" means this Agreement, the Security Documents
                -----------------
               and the Transfer Notices, and "Finance Document" means each or
                                              ----------------
               any of them;

               "Finance Parties" means the Agent and the Term Loan Banks;
                ---------------

               "Financial Indebtedness" means any indebtedness for or in respect
                ----------------------
               of:-

               (a)      Indebtedness for Borrowed Money;

               (b) any foreign currency, interest rate, commodity or other swap, option, forward purchase or sale, or similar transaction or any combination of any such transactions entered to cover against fluctuations in interest rates or exchange rates or to reduce overall interest cost;

               (c)      any guarantee; and

               (d) amounts raised or obligations incurred under any other transaction having the commercial effect of any of the above;

               "Government Approval" and "Government Approvals" mean any, each
                -------------------       --------------------
               or all action, agreement or consent by or with any Government Authority;

               "Government Authority" and "Government Authorities" mean any,
                --------------------       ----------------------
               each or all governmental department or agency, regulatory authority, instrumentality, judicial or administrative body having jurisdiction over the matter in question;

               "Guarantee" means the guarantee executed or to be executed by the
                ---------
               Guarantor in favour of the Agent, substantially in the form of Appendix 2;
               ----------

               "Guarantor" means Barnes Group Inc., a company incorporated in
                ---------
               the state of Delaware, United States of America;

               "Hedge Agreement" means the hedging agreement dated 19 June 2001
                ---------------
               and made between the Borrower and the Hedging Counterparty and each other such interest rate or currency hedging agreement between the Borrower and the Hedging Counterparty;

               "Hedging Counterparty" means The Development Bank of Singapore
                --------------------
               Limited;

               "Indebtedness for Borrowed Money" means any indebtedness for or
                -------------------------------
               in respect of:-

               (a)      moneys borrowed;

               (b)      any amount raised under any acceptance credit facility;

               (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or similar securities or instruments;

               (d) any amount raised pursuant to any issue of shares which are expressed to be redeemable;

               (e) any rental payments primarily for the purposes of raising or obtaining finance whether in respect of land, machinery, equipment or otherwise;

               (f) any amounts payable under any agreement for the hire purchase or conditional sale of goods or equipment on deferred terms which agreement was entered into primarily for the purpose of raising or obtaining finance;

               (g) receivables sold or discounted (other than on a non-recourse basis);

               (h) any amount raised under any transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing; and

               (i) the amount of any liability in respect of any guarantee for any of the items referred to in paragraphs (a) to
                        (h) above;

               "Interest Payment Date" means the last day of an Interest Period;
                ---------------------

               "Interest Period" means a period of six (6) months and determined
                ---------------
               as
               follows:-

               (a) the first Interest Period shall commence on the Drawing Date of the Drawing and shall end on the earlier of (i) the date falling six (6) months immediately following, and (ii) 31 December 2001;

               (b) each successive Interest Period shall commence on the last day of the previous Interest Period, and shall end on the date falling six (6) months immediately following;

               (c) if an Interest Period would otherwise extend beyond the Final Repayment Date it shall be abridged to end on the Final Repayment Date; and

               (d) if any Interest Period would otherwise end on a day which is not a Business Day, the Interest Period shall be extended to the next succeeding day which is a Business Day unless such next succeeding Business Day falls in the following month in which event such Interest Period shall end on the immediately preceding Business Day;

               "Interest Rate" means the rate of interest for the time being
                -------------
               determined in accordance with Clause 6.2;

               "LIBOR" means in relation to the Term Loan or an unpaid sum:-
                -----

               (a) the rate which is quoted at or about 11 a.m. (London time) on the second Business Day before the commencement of the required period on the page of the Telerate Screen which displays an average British Bankers Association Interest Settlement Rate for deposits in the currency of the Term Loan or unpaid sum, as the case may be, for such required period (or if the required periods are not the same, such period, if any, as the Agent determines to be substantially the same) or, if such page or such service shall cease to be available, such other page or such other service for the purpose of displaying an average British Bankers Association Interest Settlement Rate for the relevant currency as the Agent, after consultation with the Term Loan Banks and the Borrower, shall select; or

               (b) if no quotation in the relevant currency and the required period is displayed and the Agent has not selected an alternative service on which a quotation is displayed, the rate shall be arithmetic mean (rounded upwards to four decimal places) of the respective rates (as quoted to the Agent at its request) at which each Reference Bank is offering to prime banks in the London Inter-bank market deposits in the relevant currency for such period at or about 11.00 a.m. (London time) on the second Business Day before the commencement of such period, and, for the purposes of this definition, "required period" means
                                                          ---------------
               the Interest Period of the Term Loan or the period in respect of which LIBOR falls to be determined in relation to any unpaid sum;

               "Majority Banks" means at any time the Term Loan Banks to which
                --------------
               not less than sixty-six and two-thirds of one per cent. (66_%) of the Term Loan is outstanding or, in the event that no amount of the Term Loan is outstanding at such time, the Term Loan Banks whose Commitments under the Facility then aggregate not less than sixty-six and two-thirds of one per cent. (66_%) of the Total Commitments under the Facility;

               "Margin" means one and one-half of one per cent. (1 1/2%);
                ------

               "New Bank" has the meaning given to it by Clause 24.2;
                --------

               "Notice of Drawing" means a notice substantially in the form set
                -----------------
               out in Appendix 3;
                      ----------

               "Potential Event of Default" means an event or happening which
                --------------------------
               would be likely to constitute an Event of Default if all notices required to be given, determinations required to be made, periods of time required to have expired and/or conditions required to be satisfied under Clause 18.1 to make such event or happening an Event of Default, had been given, made, expired and/or been satisfied;

               "Reference Banks" means:-
                ---------------

               (a) where the Original Term Loan Bank is the only Term Loan Bank for the time being, The Development Bank of Singapore Limited; and

               (b) where there are more than one Term Loan Bank for the time being, The Development Bank of Singapore Limited and one other Reference Bank from among the Term Loan Banks as the Borrower and the Agent may agree;

               "Repayment Date" and "Repayment Dates" mean any, each or all the
                --------------       ---------------
               dates of payment of the Repayment Instalments;

               "Repayment Instalment" and "Repayment Instalments" mean, in
                --------------------       ---------------------
               relation to the Term Loan, any, each or all of the instalments of repayment referred to in Clause 7;

               "Security Documents" means the Charge, the Guarantee and all
                ------------------
               other documents for the time being constituting security or relating to security (whether executed pursuant to this Agreement or otherwise) for all or any part of the Total Indebtedness, and "Security Document" means each or any of them;
                -----------------

               "Security Interest" means any mortgage, pledge, lien,
                -----------------
               hypothecation,
               assignment by way of security, contractual right of set-off, title retention, security interest or other arrangement, charge or encumbrance of any kind whatsoever conferring security or the economic effect of which is to confer security, howsoever created or existing, or any agreement for any of the same;

               "Security Parties" means the Guarantor and all other persons
                ----------------
               providing security for all or any part of the Total Indebtedness, and "Security Party" means each or any of them;
                    --------------

               "Singapore Dollar" and "S$" mean the lawful currency for the time
                ----------------       --
               being of Singapore;

               "Term Loan" means the amount of the Drawing made or to be made
                ---------
               under the Facility or, as the context may require, the principal amount of the Drawing made by the Borrower under the Facility and for the time being owing and outstanding;

               "Term Loan Banks" means the Original Term Loan Bank (so long as
                ---------------
               it has any right or obligation as such under this Agreement) and the Transferees (so long as the relevant Transferee has any right or obligation as such under this Agreement), and each a "Term
                                                                        ----
               Loan Bank"; and, for the avoidance of doubt, any reference to the
               ---------
               Term Loan Bank or Term Loan Banks shall be construed, where appropriate, to mean the Original Term Loan Bank alone until a transfer is/has been made by it pursuant to the terms of this Agreement;

               "Total Indebtedness" means the aggregate of:-
                ------------------

               (a)      the Term Loan; and

               (b) all interests, fees, costs, expenses and other moneys whatsoever, whether actually or contingently, which are expressed to be payable (whether at maturity or otherwise) by the Borrower to that Term Loan Banks under or in connection with or which the Borrower has covenanted to pay or discharge to the Finance Parties under or pursuant to this Agreement and the Security Documents to which it is a party, and includes any part thereof;

               "Transfer Notice" means a notice substantially in the form of
                ---------------
               Appendix 4;
               ----------

               "Transferee" means a bank or other financial institution to which
                ----------
               a Term Loan Bank transfers all or part of such Term Loan Bank's rights and obligations hereunder;

               "United States Dollar" and "US$" mean the lawful currency for the
                --------------------       ---
               time being of the United States of America; and

               "Yen" and "(Yen)" mean the lawful currency for the time being of
                ---        ---
               Japan.

1.2            Construction: Except as otherwise specified herein or to the
               ------------
extent that the context requires otherwise, any reference in this Agreement to:-

               an "agency" of a state includes, at any particular time, any
                   ------
               agency, authority, central bank, department, government, legislature, minister, ministry, official, or public or statutory person (whether autonomous or not) of, or of the government of, that state or any political sub-division in or of that state;

               an "agreement" includes a concession, contract, deed, franchise,
                   ---------
               licence or undertaking (in each case, whether oral or in writing);

               the "assets" of any person shall be construed as a reference to
                    ------
               the whole or any part of its business, undertaking, property, assets and revenue (including any right to receive revenues);

               a "consent" includes an approval, authorisation, exemption,
                  -------
               filing, notarisation, licence, order, permission, recording, decision or registration (and references to "obtaining consents"
                                                            ------------------
               shall be construed accordingly);

               a "guarantee" includes any obligation (whatever called) of any
                  ---------
               person to pay, to purchase, to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment of, to indemnify against the consequences of default in the payment of, or otherwise to be responsible for, any indebtedness of any other person;

               "indebtedness" includes any obligation (whether present or
                ------------
               future, actual or contingent, secured or unsecured, as principal or surety or otherwise) for the payment or repayment of money but excludes trade credits in the ordinary course of business;

               a "law" includes applicable common or customary law and any
                  ---
               constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure, in each case of any jurisdiction whatever, or any present or future directive, regulation, request (in each case, whether or not having the force of law, but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive is addressed) (and references to "lawful" and "unlawful" shall be construed accordingly);
                ------       --------

               something having a "material adverse effect" on a person is a
                                   -----------------------
               reference to it having a material adverse effect (a) on that person's financial condition or business/operations or on the consolidated financial condition or business/operations of it and its subsidiaries, or (b) on its ability to perform and comply with its obligations under the Finance Documents to which it is a party;

               "month" means a calendar month;
                -----

               any "obligation" of any party under any Finance Document shall be
                    ----------
               construed as a reference to an obligation expressed to be assumed by or imposed on it under that Finance Document (and references to "due", "owing", "payable" and "receivable" shall be construed
                   ---    -----    -------       ----------
               accordingly);

               a "person" includes any individual, company, corporation, body,
                  ------
               agency, government, firm, partnership, joint venture, association, organisation, trust, state or agency of a state (in each case, whether or not having separate legal personality);

               "related corporation" shall be construed in accordance with
                -------------------
               Section 6 of the Companies Act (Cap. 50);

               "subsidiary" shall be construed in accordance with Section 5 of
                ----------
               the Companies Act (Cap. 50);

               "tax(es)" includes all present and future taxes, levies, imposts,
                -------
               duties, charges, fees, deductions and withholdings of any nature and whatever called together with interest thereon, additions to tax and penalties and fines with respect thereto, if any, and any payments made on or in respect thereof (and references to "taxation" shall be construed accordingly); and
                --------

               "year" means a calendar year.
                ----

1.3            In this Agreement, unless the context otherwise requires:-

               (a) words importing the singular number include the plural number, and vice versa and words importing any gender include any other gender;

               (b)      the words "hereof", "herein", "hereon" and "hereunder"
                                   ------    ------    ------       ---------
                        and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

               (c) the headings of the Clauses hereof shall not be deemed to be a part thereof or be taken in consideration in the interpretation or construction thereof or of this Agreement;

               (d) references herein to Clauses and Appendices are references to clauses and appendices of this Agreement;

               (e) references to documents (including, without limitation, the Finance Documents) include amendments, replacements and modifications thereof and supplements thereto;

               (f) references to statutes and other legislation or any provision thereof include re-enactments and amendments thereof and include any subordinate legislation made under any such statute;

               (g) references to a party include its permitted assigns and transferees and its successors in title;

               (h) references to times of day shall (unless otherwise stated) be references to Singapore time; and

               (i) references to a day, month or year shall be construed by reference to the Gregorian calendar.


2.             THE FACILITY
               ------------

2.1            Facility: Subject to the provisions of this Agreement and in
               --------
particular to those of Clause 4, the Term Loan Banks will make available to the Borrower the Facility of up to the principal amount of Yen three billion and three hundred million ((Y)3,300,000,000), at the times and in the manner hereinafter provided.

2.2.           Obligations several: The obligations of each Finance Party under
               -------------------
this Agreement are several. Failure of any Finance Party to carry out its obligations hereunder shall not relieve any other party hereto of any of its obligations hereunder and/or affect the rights of any other party hereto. No Finance Party shall be responsible for the obligations of any other Finance Party hereunder Except that the Original Term Loan Bank shall, in consultation with the Borrower, use reasonable efforts to procure that the Facility shall be made available to the Borrower during the Availability Period regardless of the failure of any Finance Party to comply with its obligations hereunder.

2.3            Rights several: The obligations of the Borrower towards the
               --------------
Finance Parties under this Agreement are given to each of the Finance Parties as separate and independent rights. Each Finance Party may separately enforce its rights hereunder.

2.4            Security Documents: The Borrower shall contemporaneously on, or
               ------------------
as soon as practicable after, the date of execution of this Agreement deliver to the Agent the Security Documents duly executed.

3.             PURPOSE OF THE FACILITY
               -----------------------

3.1            Purpose: Subject to the terms and conditions of this Agreement
               -------
and in particular to those of Clause 4, the Facility will be made available to the Borrower for the subscription for and/or purchase of shares in any or more of the subsidiaries of the Guarantor and deposit to the Debt Service Account to be applied towards payment of principal and interest under the Facility, and save with the prior written consent of the Majority Banks, the Borrower shall not use the proceeds of the Facility for purposes other than that mentioned in this Clause 3.1.

3.2            No enquiry by the Finance Parties: Without prejudice to Clause
               ---------------------------------
3.1 and the other provisions of this Agreement, none of the Finance Parties shall be bound to enquire as to nor shall any Finance Party be responsible for the use or application of the proceeds of the Facility.


4.             CONDITIONS PRECEDENT AND AVAILABILITY
               -------------------------------------

4.1            General conditions precedent: The obligations of the Term Loan
               ----------------------------
Banks under this Agreement are subject to the condition that the Agent shall have received, not later than noon on the seventh Business Day before the Drawing Date under the Facility (or such shorter interval before such Drawing Date as shall be acceptable to the Majority Banks):-

               (a)      in respect of the Borrower:-

                        (i)      certified true copies of the following:-

                                 (aa)    its Certificate of Incorporation; and

                                 (bb)    its Memorandum and Articles of
                                         Association, as amended up to the date
                                         hereof;

                        (ii) a certified true copy of the resolutions of the board of directors of the Borrower, which are in full force and effect, approving the terms and authorising the execution, delivery and performance of the Finance Documents to which it is a party, and approving the execution and delivery of the Notice of Drawing, and all other notices and documents to be given from time to time under any of the foregoing on behalf of the Borrower and affixation of its common seal to all necessary documents; and

                        (iii) a certificate signed by a director or the company secretary of the Borrower setting out the names of its directors and company secretary and the names and signatures of persons authorised to sign, on its behalf, the Finance Documents to which it is a party, the Notice of Drawing and all other notices and documents to be delivered by it pursuant thereto;

               (b)      in respect of the Guarantor:-

                        (i)      certificate of good standing;

                        (ii)     certified true copies of the following:-

                                 (aa)    its Articles of Incorporation,
                                         certified by the Secretary of State of
                                         Delaware, United States of America; and

                                 (bb)    its Bye-laws and other constitutive
                                         documents, amended up to the date
                                         hereof;

                           (iii) a certified true copy of the resolutions of the board of directors of the Guarantor, which are in full force and effect, approving the terms and authorising the execution, delivery and performance of the Finance Documents to which it is a party, and approving the execution and delivery of all notices and documents to be given from time to time under any of the foregoing on behalf of the Guarantor and affixation of its common seal to all necessary documents; and

                           (iv)     a certificate signed by the company
                                    secretary of the Guarantor setting out the names of its directors and company secretary and the names and signatures of persons authorised to sign, on its behalf, the Finance Documents to which it is a party, and all notices and documents to be delivered by it pursuant thereto;

                           (v) a certificate signed by an officer of the Guarantor in respect of factual matters relating to the Guarantor;

                  (c) the following documents duly executed by the relevant party thereto (other than the Finance Parties):-

                           (i)      the Charge; and

                           (ii)     the Guarantee;

                  (d) evidence that the Debt Service Account has been opened and is maintained by the Borrower with the Agent;

                  (e) the consent of the Borrower to its appointment by the Guarantor as its agent to receive service of process in Singapore, in form and substance satisfactory to the Agent;

                  (f) the legal opinion of legal counsel(s) acceptable to the Agent as to the laws of Delaware, Connecticut and New York in respect of the Guarantee; and

                  (g) all fees, costs and expenses which are due and payable under the Finance Documents have been paid.

          4.2     Agent's approval: All the documents referred to in Clause 4.1
                  ----------------
          shall be in form and substance reasonably satisfactory to the Agent. Save as otherwise provided, copies required to be certified shall be certified to the Agent by a director, company secretary or responsible officer of the Borrower or other party concerned.

          4.3     Waiver: The Agent may waive in whole or in part and with or
                  ------
          without conditions in respect of the Drawing any of the conditions in Clause 4.1 without prejudicing the right of the Term Loan Banks to require, at a later date, fulfilment of such conditions in whole or in part.

                                    PART II
                                    -------

                                   FACILITY
                                   --------


     5.           DRAWING OF FACILITY
                  -------------------

     5.1          Conditions for Drawing: Subject to the terms and conditions of
                  ----------------------
     this Agreement, the Borrower may on any Business Day during the Availability Period make one Drawing under the Facility if:-

                  (a) no Event of Default or Potential Event of Default has occurred and is continuing;

                  (b) the Agent has actually received a Notice of Drawing substantially in the form of Appendix 3 not later
                                                        ----------
                           than 10.00 a.m. five (5) Business Days prior to the proposed Drawing Date (which must be a Business Day) or such shorter interval before the proposed Drawing Date as shall be acceptable to the Agent;

                  (c) each of the representations and warranties mentioned in Clause 16.1 remains accurate in all respects on the proposed Drawing Date as if given on that date by reference to the facts and circumstances then existing;

                  (d) the Agent has received evidence that the Borrower has made arrangements with the Hedging Counterparty for the hedging of its foreign exchange exposure in respect of the proposed Drawing;

                  (e) each of the conditions contained in Clause 4.1 has been fulfilled or waived; and

                  (f) the Agent has received and found to be satisfactory such additional information, legal opinion and/or other documents as it may reasonably have requested.

     5.2          Irrevocability: A Notice of Drawing once received by the Agent
                  --------------
     shall be irrevocable and, subject to the provisions of this Agreement, the Borrower shall be bound to borrow the amount stated in the Notice of Drawing on the proposed Drawing Date.

     5.3          Cancellation: Any part of the Facility left undrawn at the
                  ------------
     close of business on the last day of the Availability Period shall be cancelled and shall not thereafter be available to the Borrower. Any cancellation under this Clause 5.3 shall be deemed to be a cancellation at the request of the Borrower under, and shall be subject to the payment of a cancellation fee referred to in, Clause 9.1.

     5.4          Advance by Term Loan Banks: The Agent shall by 5.00 p.m. on
                  --------------------------
     the date following the receipt of the Notice of Drawing notify each Term Loan Bank of the proposed Drawing Date, the amount of that Term Loan Bank's share, and the Interest Rate, of the Term Loan.

     6.        INTEREST ON TERM LOAN
               ---------------------

     6.1       Interest payment: Subject as otherwise provided in this
               ----------------
     Agreement, the Borrower shall pay to the Agent for account of the Term Loan Banks on each Interest Payment Date interest in arrears on the Term Loan at the Interest Rate from time to time prevailing and in accordance with this Clause 6 and Clause 10.

     6.2       Interest Rate:
               -------------

               The rate of interest payable on the Term Loan shall be:-

               (a) the rate per annum agreed in writing between the Agent, with the approval of the Term Loan Banks, not less than two (2) Business Days before the Drawing Date, or if there is no such agreement,

               (b) the rate per annum determined from time to time by the Agent to be the sum of the Margin and LIBOR.


     7.        REPAYMENT OF TERM LOAN
               ----------------------

               Subject as otherwise provided in this Agreement, the Borrower shall repay the Term Loan to the Agent for account of the Term Loan Banks in ten (10) semi-annual instalments falling on consecutive Interest Payment Dates commencing on the first Interest Payment Date as follows:-

               Instalment number         Amount of each such instalment
               -----------------         ------------------------------

               1st to 9th instalments             (Yen)87,300,000

               10th instalment                (Yen)2,514,300,000 or the
                                                  amount outstanding.

     In any event and subject as otherwise provided in this Agreement, the Term Loan owing and outstanding as at the Final Repayment Date shall be forthwith repaid in full to the Agent for account of the Term Loan Banks on the Final Repayment Date.

                                   PART III
                                   --------

                       FEES, CANCELLATION AND PREPAYMENT
                       ---------------------------------


     8.        FEES
               ----

     8.1       Facility fee: The Borrower shall pay to the Agent (to be shared
               ------------
     with the Term Loan Banks as agreed between them) a one-time facility fee as set out in and in accordance with the terms of, a fee letter dated on or about the date of this Agreement.

     8.2       Commitment fee: The Borrower shall pay to the Agent for account
               ---------------
     of the Term Loan Banks a commitment fee which:-

               (a) shall be calculated on the basis of the actual number of days elapsed from 29 March 2001 (excluding the date of payment) and a 360-day year at the rate of one-half of one per cent. (1/2%) per annum on the daily amount of the Available Facility; and

               (b) shall be paid in arrears on the date falling at monthly intervals after 29 March 2001 but so that the last of such payments shall be made on the last day of the Availability Period or any earlier date when the Facility is fully cancelled or drawn.


     9.        CANCELLATION AND PREPAYMENT
               ---------------------------

     9.1       Cancellation: The Borrower may at any time cancel, the whole or
               ------------
     any part of, the Facility which has not been drawn by giving to the Agent written notice thereof together with payment of a cancellation fee for account of the Term Loan Banks of:-

               (a) in relation to a cancellation before the date of issue of the Notice of Drawing, one-half of one per cent. (1/2%) flat;

               (b) in relation to a cancellation after the date of issue of the Notice of Drawing and before the last day of the Availability Period, one per cent. (1%) flat; and

               (c) in relation to a cancellation on the last day of the Availability Period (whether pursuant to this Clause 9.1 or Clause 5.4), the rate of one per cent. (1%) flat,

     on the amount so cancelled. Each cancellation shall reduce the Commitment of each of the Term Loan Banks pro rata.

     9.2       Voluntary prepayment: The Borrower may, upon giving not less than
               --------------------
     five (5) Business Days' prior notice in writing to the Agent (which shall promptly give notice thereof to the Term Loan Banks), prepay to the Agent for account of the Term Loan Banks, on any Interest Payment Date, the whole or any part of, the Term Loan, together with a prepayment fee of one-eight of one per cent. (_%) flat on the amount prepaid for each period of six (6) months or part thereof before the Final Repayment Date.

     9.3         Miscellaneous provisions:
                 ------------------------

                 (a) Each notice of cancellation and/or prepayment under this Agreement is irrevocable.

                 (b) All prepayments under this Agreement shall be made together with accrued interest on the amount prepaid and any other amount due hereunder, including for the avoidance of doubt, any amount due in respect of that prepayment under Clause 20.1 if prepayment is made other than on an Interest Payment Date.

                 (c) A cancellation made after the date of issue of the Notice of Drawing shall be subject to payment of any amount due in respect of the amount so cancelled under Clause 20.1.

                 (d) No cancellation or prepayment is permitted except in accordance with the express terms of this Agreement.

                 (e) All amounts prepaid shall be applied in the inverse order of maturity.

                 (f) No amount prepaid under this Agreement may subsequently be re-borrowed. No amount cancelled under this Agreement may subsequently be reinstated.

                                    PART IV
                                    -------

                              INTEREST PROVISIONS
                              -------------------

     10.       INTEREST PROVISIONS
               -------------------

     10.1      Certificate of the Agent: The certificate of the Agent as to the
               ------------------------
     Interest Rate and any fee applicable under this Agreement from time to time shall be conclusive and binding on the Borrower, save for manifest error.

     10.2      Basis for interest: Interest payable under this Agreement shall
               ------------------
     accrue from day to day and shall be calculated on the basis of a year of 360 days, for the actual number of days elapsed.

     10.3      Alternative rate: If, in relation to any Interest Period (where
               -----------------
     the Interest Rate is determined in accordance with Clause 6.2(b)):-

               (a) the Agent is unable to determine LIBOR or the Agent otherwise determines that adequate and fair means do not exist for ascertaining LIBOR for that Interest Period; or

               (b) the Agent is notified by Banks (whose participation in the Term Loan exceed 50% of the Term Loan) that (i) they are or expect to be unable to obtain matching deposits in the Singapore Interbank Market at or about 11.00 a.m. (Singapore time) on the rate fixing date for that Interest Period in sufficient amounts to fund their respective shares of the Term Loan during that Interest Period, or (ii) the Interest Rate fixed for that Interest Period does not reflect the cost of funds to those Term Loan Banks of funding their participation in the Term Loan, then the Agent shall forthwith give notice of such fact to the Borrower and the Term Loan Banks and, if that Interest Period is the first Interest Period, the Term Loan shall not be made available to the Borrower. The Borrower and the Agent (on behalf of and in consultation with the Term Loan Banks) shall negotiate in good faith with a view to agreeing upon a mutually acceptable alternative basis for determining the relevant rate of interest for that Interest Period. If, within such period as the Agent shall consider to be reasonable, such period being not less than fourteen
     (14) days from the date of the aforesaid notice to the Borrower, the Borrower and the Agent are unable to agree upon such alternative basis for determining the relevant rate of interest, then the Term Loan shall bear interest for that Interest Period (but only in respect of the period that the circumstances giving rise to the Agent's aforesaid notice are still subsisting), at the rate per annum equal to the sum of the Margin and the cost to each Term Loan Bank (expressed as a rate per annum) of funding its share of the Term Loan (including, without limitation, the cost to that Term Loan Bank occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements imposed on that Term Loan Bank by any relevant Government Authority) by whatsoever means it determines to be appropriate (the "Substitute Rate"). Where the Agent and the Borrower agree
                       ---------------
     upon a mutually acceptable alternative basis for determining the relevant rate of interest under this Clause, it shall take effect in accordance with its terms.

     10.4      Default interest:
               ----------------

               (a) The Borrower recognises and accepts that the rate specified in this sub-Clause represents a genuine pre-estimate of the damage the Finance Parties would suffer in the event of a failure by the Borrower to pay any amount payable by it under any Finance Document on the due date therefor. If the Borrower fails as aforesaid, it shall forthwith on demand by the Agent pay to the Agent for account of the Finance Parties interest on the overdue amount from the due date up to the date of actual payment, as well after as before judgment, at the rate per annum (the "Default Rate") determined by the
                                             -------------
                        Agent to be three per cent. (3%) above:-

                        (i) where the overdue amount constitutes all or part of the principal of the Term Loan, the higher of the rate on the overdue amount immediately before the due date and the rate applicable to such overdue amount in accordance with paragraph (ii) below; and

                        (ii) the rate which would have been payable if the overdue amount (whether or not such overdue amount constitutes all or part of the principal of the Term Loan) had, during the period of non-payment, constituted a Term Loan in the currency of the overdue amount for such successive interest periods of such duration as the Agent may determine (each a "Designated
                                                                  ----------
                                 Interest Period").
                                 ---------------

               (b) The Default Rate will be determined by the Agent on each Business Day of, or two (2) Business Days before the first day of, the relevant Designated Interest Period, as appropriate.

               (c) If the Agent determines that the Default Rate cannot be determined pursuant to paragraph (a) above, the Default Rate will be determined by reference to the weighted average of the cost of funds to the relevant Finance Parties from whatever sources it may select plus three per cent. (3%) plus the Margin.

     10.5      Failure to comply: In addition to and not in derogation of the
               -----------------
     other provisions of this Agreement, if the Borrower shall fail or refuse to comply with any provision of this Agreement, any Finance Party may, without being in any way obliged to do so or responsible for so doing and without prejudice to its ability to treat that non-compliance as an Event of Default, effect compliance on the Borrower's behalf, whereupon the Borrower shall become liable to pay immediately on demand therefor any sums expended by such Finance Party together with all costs and expenses (including legal fees on a full indemnity basis) in connection therewith, together with interest thereon at the rate determined in accordance with Clause 10.4.

     10.6      Compound interest: Interest payable under Clauses 10.4 and 10.5
               -----------------
     shall
     accumulate by way of compound interest with monthly rests (as well after as before any judgment) from and including (in the case of Clause 10.4) the date of default or (in the case of Clause 10.5) the date of such Finance Party's expenditure or payment to the date of actual payment by the Borrower.

                                    PART V
                                    ------

                       PAYMENT, SET-OFF AND WITHHOLDINGS
                       ---------------------------------

     11.       PAYMENT PROVISIONS
               ------------------

     11.1      By the Borrower: All payments to be made by the Borrower under or
               ---------------
     pursuant to the Finance Documents to which it is a party shall be made by on the relevant due date, in the case of the Term Loan, in Yen, and in any other case, in the currency in which such amount is due, as follows:-

               (a) if due in Yen, by payment in Yen not later than 11.00 a.m. (Singapore) time on the relevant due date in immediately available and freely transferable funds (or such other funds as the Agent determines to be customary in Tokyo for the settlement in Tokyo of international banking transactions in Yen), to the Debt Service Account or such other account or accounts in Singapore as the Agent may in writing by prior notice designate; and

               (b) if due in any other currency, by payment in that currency to the Agent not later than 11.00 a.m. (Singapore) time on the relevant due date in immediately available and freely transferable funds, to such account or accounts as the Agent may in writing by prior notice designate.

     11.2      By the Term Loan Banks: The Term Loan to be made by the Term Loan
               ----------------------
     Banks to the Borrower under this Agreement shall be remitted in Yen and in immediately available and freely transferable funds not later than 11.00 a.m. on the Drawing Date to the Agent who shall make available to the Borrower the amounts so remitted before close of business on the same day by payment in Yen to the account and bank in Singapore which are specified in the Notice of Drawing. If the Agent makes available to the Borrower any amount which has not been made unconditionally available to the Agent, the Borrower shall forthwith on notice from the Agent repay such amount to the Agent together with interest on such amount until its repayment at a rate determined by the Agent to reflect its cost of funds.

     11.3      Payment on Business Day: If any sum becomes due for payment under
               -----------------------
     or pursuant to any Finance Document to which the Borrower is a party on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day unless such next succeeding Business Day falls in the following month in which event such payment shall be made on the immediately preceding Business Day and all calculations of interest shall be adjusted accordingly.


     12.       SET-OFF AND WITHHOLDINGS
               ------------------------

     12.1      No set-off or withholdings: All sums payable by the Borrower to
               --------------------------
     the Finance Parties under or pursuant to the Finance Documents to which it is a party, whether of principal, interest, fees or otherwise, shall be paid in full, free of any restriction or condition, without set-off or counterclaim and without any deduction or withholding for or on account of any taxes or otherwise unless the deduction or withholding is required by law, in which event the Borrower shall:-

               (a) promptly notify the Agent as soon as the Borrower becomes aware of such a requirement;

               (b) ensure that such deduction or withholding does not exceed the minimum legal liability therefor and forthwith pay to the Agent for account of the relevant Finance Parties such additional amount as is necessary to ensure that the relevant Finance Parties receive on the due date and retains (free from any liability other than tax on the overall net income of such Finance Party) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made;

               (c) forthwith pay the full amount required to be deducted or withheld (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this sub-Clause) to the relevant taxation or other authority within the time allowed for such payment under applicable law and promptly deliver to the Agent, after it has made such payment to the relevant authority, an original receipt (or a certified true copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of the relevant Finance Party's share of such payment.

     12.2      Indemnities: Without prejudice to the provisions of Clause 12.1,
               -----------
     if any Finance Party is required by any applicable law to make any payment, whether on account of tax (not being a tax imposed on the overall net income of such Finance Party) or otherwise or on or in relation to any sum received or receivable under any Finance Document by such Finance Party (including, without limitation, any sum received or receivable under this Clause 12.2) or any liability in respect of any such payment is asserted, imposed, levied or assessed against any Finance Party, the Borrower shall, upon demand of the Agent, promptly indemnify such Finance Party against such payment or liability, together with any interest, penalties and expenses payable or incurred in connection therewith.

     12.3      Goods and services tax: The Borrower shall also pay on demand to
               ----------------------
     the Agent for account of the relevant Finance Parties, in addition to any amount payable by the Borrower under or pursuant to the Finance Documents to which it is a party, any goods and services, value added or other similar tax payable in respect of that amount (and references in this Agreement to that amount shall be deemed to include any such taxes payable in addition to it).

     12.4      Tax credit: If the Borrower pays any increased amount under
               ----------
     Clause 12.1 and any Finance Party effectively obtains a refund of tax or credit against tax by reason of that payment, and if such Finance Party is able (in its sole opinion, which shall not be capable of being challenged) to identify that refund or credit as being attributable to that payment having regard to its other activities, then such Finance Party shall reimburse to the Borrower such amount as it shall determine (any such determination being conclusive) to be the proportion of that refund or credit as will leave such Finance Party after that reimbursement in no better or worse position than it would have been in if that payment had not been required. None of the Finance Parties shall be obliged to arrange its tax affairs in any particular manner or to apply for such refund or credit for itself or the Borrower or to disclose any information regarding its tax affairs or computations to the Borrower.

13.       PRO RATA SHARING
          ----------------

13.1      Redistribution: If, at any time, any Term Loan Bank (a "Recovering
          --------------                                          ----------
Bank") shall receive or recover (whether by payment, the exercise of a right of
----
set-off or combination of accounts or otherwise) a proportion in respect of its share of the aggregate sum due from the Borrower to the Term Loan Banks under this Agreement at the time of so receiving or recovering the same which is greater than the proportion in respect of its or their respective share(s) received or recovered by the Term Loan Bank or Term Loan Banks receiving or recovering the smallest proportion thereof (the portion of such receipt or recovery giving rise to such excess proportion being herein called an "excess
                                                                       ------
amount") then:-
------

          (a) the Recovering Bank shall promptly pay to the Agent an amount equal to the excess amount, whereupon the Agent shall notify the Borrower of such amount and of its receipt by the Agent;

          (b) the Agent shall treat such payment as if it were a payment by the Borrower on account of the sum owed to the Term Loan Banks and shall distribute the same pro-rata to the Term Loan Banks; and

          (c) as between the Borrower and the Term Loan Banks the excess amount shall be treated as having been paid to the Term Loan Banks to which and in the proportion in which, it is distributed under paragraph (b) above rather than as having been paid to the Recovering Bank, provided that if the excess amount or any part thereof is subsequently required to be returned by the Recovering Bank to the Borrower, the Agent (if it shall then hold the same) and each of the Term Loan Banks who has received any part thereof from the Agent shall repay the excess amount or the relevant part thereof to the Recovering Bank together with such amount, if any, as is necessary to reimburse to the Recovering Bank the appropriate proportion of any interest it shall have been obliged to pay when returning such amounts as aforesaid, and the relevant adjustments pursuant to sub-paragraphs (a), (b) and
(c) above shall be to that extent cancelled.

13.2      Receipt from legal proceedings: Notwithstanding Clause 13.1, if any
          ------------------------------
Term Loan Bank shall commence any action or proceedings in any court to enforce its rights hereunder after consultation with the other Term Loan Banks and, as a result thereof or in connection therewith, shall receive any excess amount (as defined in Clause 13.1), then such Term Loan Bank shall not be required to share any portion of such excess amount with any Term Loan Bank which has the legal right to, but does not, join in such action or proceedings or commence and diligently prosecute a separate action or proceeding to enforce its rights in another court. No excess amount recovered by any Term Loan Bank, whether or not shared in proportion with the other Term Loan Banks, under this Clause 13.2 shall be recovered again (i.e. no double claim) against the Borrower and the Security Parties in any other separate action or proceeding.

                                    PART VI
                                    -------

                            CHANGE IN CIRCUMSTANCES
                            -----------------------

14.       ILLEGALITY
          ----------

          If at any time by reason of any present or future applicable law or any change in the interpretation or administration or application thereof, it shall become unlawful or otherwise prohibited or impractical without breaching such law for any Term Loan Bank to make available or maintain its Commitment or any part thereof, to make, fund or allow to remain outstanding its share of the Term Loan or to give effect to its obligations as contemplated by this Agreement or to charge or receive interest or fee at the rate applicable for the Facility or any part thereof (the "Affected Facility"), such Term Loan Bank may whereupon
                          -----------------
notify the Borrower through the Agent to that effect, whereafter such Term Loan Bank's Commitment shall be terminated forthwith and the Borrower shall prepay, without prepayment fee, premium or penalty, such Term Loan Bank's Term Loan and any amount due hereunder including, for the avoidance of doubt, any amount due under Clause 20.1, within such period as such Term Loan Bank may certify to be necessary to comply with the relevant law or prohibition.

15.       INCREASED COSTS
          ---------------

15.1      Increased costs: Where as a result of any change in or introduction of
          ---------------
or change in the interpretation or application of or in the compliance by any Term Loan Bank with any law or with any request or requirement (whether or not having the force of law, but if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom such request or requirement is addressed), including any request or requirement which affects the manner in which the such Term Loan Bank is required or does maintain reserve, special deposit, cash ratio, liquidity or capital adequacy requirements or resources in relation to its obligations under this Agreement, from any central bank or other fiscal, monetary or other authority or agency:-

          (a) the cost to such Term Loan Bank of making, funding or maintaining its share of the Term Loan or of maintaining its Commitment in respect of the Facility is increased; or

          (b) the amount of any sum received or receivable by such Term Loan Bank in respect of its Commitment in respect of the Facility or its share of the Term Loan or the amount received or receivable by such Term Loan Bank under this Agreement is reduced; or

          (c) such Term Loan Bank is obliged to make any payment (except in respect of tax imposed on the overall net income of such Term Loan Bank) in respect of or forgoes any interest or other return on, or calculated by reference to, the amount of any sum received or receivable by such Term Loan Bank from the Borrower under this Agreement; or

          (d) the effective return to the Term Loan Bank under this Agreement is reduced;

then and in each such case:-

          (i) such Term Loan Bank shall notify the Borrower through the Agent of such event upon its becoming aware of the same;

          (ii) forthwith upon demand by such Term Loan Bank through the Agent, the Borrower shall pay to such Term Loan Bank such amount as shall compensate such Term Loan Bank for such increased cost, reduction, payment or forgone interest or other return; and

          (iii) the Borrower may prepay to such Term Loan Bank, without prepayment fee, premium or penalty, such Term Loan Bank's share of the Term Loan, in whole but not in part only, on giving not less than fourteen (14) days' prior written notice (which shall be irrevocable) to such Term Loan Bank through the Agent Provided That such notice is given within thirty (30) days of the relevant notification under sub-paragraph (i) above.

15.2      Prepayment:  Where the Borrower has given notice under Clause 15.1 to
          ----------
prepay a Term Loan Bank:-

          (a) the amount of the prepayment shall become due and payable on expiry of the period specified in the notice to such Term Loan Bank; and

          (b) such Term Loan Bank's Commitment in respect of the Facility shall be automatically cancelled.

15.3      Interest and other amounts: On prepaying the Bank under this Clause,
          --------------------------
the Borrower shall pay to the relevant Term Loan Bank accrued interest on the amount prepaid together with all other amounts due to such Term Loan Bank in respect thereof, including for the avoidance of doubt, any amount payable under Clause 20.1.

                                   PART VII
                                   --------

                         REPRESENTATIONS AND COVENANTS
                         -----------------------------

16.       REPRESENTATIONS AND WARRANTIES
          ------------------------------

16.1 The Borrower hereby represents and warrants to each of the Finance Parties as follows:-

          (a)  Status: it is a limited liability company incorporated in
               ------
               accordance with, and validly existing under, the laws of Singapore;

          (b)  Assets: it has the power to own its assets and carry on its
               ------
               business and operations as they are now being conducted and will maintain, preserve and protect all of its assets in accordance with good business practice;

          (c)  Validity:  the Finance Documents to which it is a party when
               --------
               executed and delivered will constitute its legal, valid, binding and enforceable obligations in accordance with their respective terms;

          (d)  Authorisations and consents: save for the registration of the
               ---------------------------
               Charge with the Registry of Companies under the Companies Regulations, all acts, conditions and things required to be done, fulfilled and performed (including the obtaining of any necessary consents) in order (aa) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in the Finance Documents to which it is a party, (bb) to ensure that the obligations expressed to be assumed by it in the Finance Documents to which it is a party are legal, valid, binding and enforceable, and (cc) to make the Finance Documents to which it is a party admissible in evidence in Singapore, have been done, fulfilled and performed;

          (e)  Non-conflict: its entry into and performance of the Finance
               ------------
               Documents to which it is a party and the transactions contemplated thereby do not and will not:-

               (i) conflict with (aa) its Memorandum or Articles of Association, (bb) any law or any official or judicial order applicable to it or otherwise binding on it, or (cc) any agreement or document to which it is a party or which is binding on it or its assets; or

               (ii) result in the creation or imposition of (or enforceability of) any Security Interest on or over all or any of its assets pursuant to the provisions of any agreement or document other than the Finance Documents;

          (g)  No default: it is not in default in the payment or performance of
               ----------
               any of its obligations for its Financial Indebtedness and no Event of Default has occurred and is continuing;

          (h)  Litigation: no litigation, arbitration or administrative
               ----------
               proceedings or claim which might by itself or together with any other such proceedings or claims have a material adverse effect on it is presently in progress or pending or, to the best of its knowledge, information and belief, threatened against it or any of its assets;

          (i)  Solvency: it is solvent; no appointment of a receiver and/or
               --------
               manager or a judicial manager or liquidator or similar officer has been or is being made;

          (j)  Corporate documents: copies of its Memorandum and Articles of
               -------------------
               Association and certified extracts of its board resolutions delivered to the Agent are true and accurate copies of its corporate records;

          (k)  Tax liabilities: it has filed and will file all tax returns in
               ---------------
               all jurisdictions which it is required by law to file and all taxes due and payable by it have been paid in full; no claims are being asserted against it with respect to taxes except such as are being contested in good faith and by appropriate means;

          (l)  Records: it will keep adequate records and books of account
               -------
               reflecting its transactions in conformity with generally accepted accounting principles, consistently applied;

          (m)  Information: all of the written information supplied to the
               -----------
               Agent, including, but not limited to, information relating to itself and the Security Parties, are true, complete and accurate in all respects and it is not aware of any fact or circumstance that has not been disclosed to Finance Parties and which might, if disclosed, adversely affect the decision of a person considering whether or not to provide or maintain finance to the Borrower;

          (n)  Security Interest: save as permitted by Clause 17.2(a), no
               -----------------
               Security Interest exists on or over all or any of its present or future assets;

          (o)  Financial statements: its audited financial statements most
               --------------------
               recently delivered to the Agent:-

               (i) have been prepared in accordance with accounting principles and practices generally accepted in Singapore consistently applied; and

               (ii) present a true and fair view of its financial condition as at the date to which they were drawn up; since that date there has been no material adverse change in its financial condition as shown in such accounts; and

          (p)  Pari passu ranking: its payment obligations under the Finance
               ------------------
               Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, for obligations which are unconditionally preferred by law applying to creditors generally;

          (q)  Shareholding: (i) the whole of its issued share capital is
               ------------
               legally and beneficially owned by Barnes Group (Bermuda) Limited (Company Registration UF19573Z) ("Barnes Bermuda"), and (ii) the
                                                 --------------
               whole of the issued share capital of Barnes Bermuda is legally and beneficially owned by the Guarantor.

16.2      Repetition: Each of the representations and warranties contained in
          ----------
Clause 16.1 shall survive and continue to have full force and effect after the execution of this Agreement and shall be deemed to be repeated on each Interest Payment Date so long as the Total Indebtedness remains outstanding under this Agreement or the Facility is in effect, with reference to the facts and circumstances then subsisting as if made at each such time.


17.       UNDERTAKINGS
          ------------

17.1 The Borrower undertakes and agrees with each of the Finance Parties that so long as the Total Indebtedness remains outstanding under this Agreement or the Facility is in effect that:-

          (a)  Accounts and information: it will:-
               ------------------------

               (i) deliver to the Agent, in sufficient copies of each of the Finance Parties, as soon as they become available, but in any event within one hundred and eighty (180) days after the end of each of its financial periods (which shall not be longer than fifteen (15) months), copies of its and the Guarantor's financial statements for that period, which shall contain an income statement and a balance sheet, be prepared on a basis consistently applied, be audited and certified by a firm of independent accountants of recognised international standing and if qualified, such qualification shall not be in a manner which is, in the opinion of the Agent, material in the context of the Finance Documents to which it is a party, together with the auditor's report;

               (ii) deliver to the Agent, in sufficient copies for each of the Finance Parties, as soon as they are available but in any event within ninety (90) days after the end of its financial period to which they relate, copies of its unaudited half-yearly financial statements;

               (iii) all notices or other documents dispatched by it to its shareholders (or any class thereof), its holding company (direct or indirect) or its creditors generally (or any class thereof); and

               (iv) promptly upon the request of the Agent, supply the Agent with sufficient copies for each of the Finance Parties with such information (except that of a proprietary nature) relating to its and the Guarantor's operations and finances or other additional other information as the Agent may from time to time reasonably request;

          (b)  Conduct of business: it will carry on and conduct its affairs and
               -------------------
               business in a proper and efficient manner and comply with all laws relating to the conduct of its affairs and business the non-compliance of which will have a material and adverse effect on it;

          (c)  Insurance: except as otherwise expressly agreed in writing by the
               ---------
               Agent, it will take out, maintain and comply with the terms of insurance in respect of its assets which are of an insurable nature against such risks and contingencies as are normally covered by a comprehensive policy maintained by a prudent company owning similar assets and carrying on similar business in Singapore and as the Majority Banks may from time to time require;

          (d)  Premium: it will pay or cause to be paid the premiums and other
               -------
               moneys payable in connection with effecting or maintaining the insurance taken out pursuant to paragraph (c) above and will on demand at any other time, deliver to the Agent the policies of insurance, renewal slips and/or receipts of payment of premium (as the case may be);

          (e)  Pari passu ranking: it will ensure that its payment obligations
               ------------------
               under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other direct, unconditional, unsubordinated and general obligations save those claims which are preferred solely by any bankruptcy, insolvency, liquidation or other laws of general application; and that such payment obligations will at all times be secured by the Security Documents;

          (f)  Authorisations and consents: it will maintain in full force and
               ---------------------------
               effect all such authorisations and consents as are referred to in Clause 16.1(d), take prompt steps to obtain any other authorisation or consent which may be necessary or advisable for the purposes specified in Clause 16.1(d), and comply with all terms, conditions and restrictions, if any, imposed in connection with any of such authorisations and consents and maintain or accomplish any filing or registration with any Government Authority which may be or become necessary or advisable for such purposes;

          (g)  Performance of Finance Documents: it will perform all covenants,
               --------------------------------
               provisions, undertakings, terms and conditions on its part to be performed and observed under the Finance Documents to which it is a party;

          (h)  Notification of change: it will promptly notify the Agent of any
               ----------------------
               event or change in its condition (financial, business or otherwise) and of any litigation, arbitration or administrative proceedings being threatened or initiated against it before any court, tribunal or administrative agency, which might have a material adverse effect on it, all such notification to be given to the Agent as soon as practicable after it has knowledge of the said event or change or of the said proceedings or threat thereof and the amount of contingent liability, if such amount is ascertainable;

          (i)  Notification of default: it will upon becoming aware of the
               -----------------------
               occurrence of an Event of Default or Potential Event of Default forthwith notify the Agent and provide the Agent with full details of any steps which it is taking, or is considering taking, in order to remedy, or mitigate the effect of, the Event of Default or Potential Event of Default or otherwise in connection with it;

          (j)  Notification of winding-up and judicial management: it will
               --------------------------------------------------
               immediately upon becoming aware thereof notify the Agent of any petition filed or notice for passing of a resolution for the winding-up or appointment of a judicial manager if the Borrower or any Security Party, such notification if made verbally to be followed up in writing within twenty-four (24) hours therefor;

          (k)  Inspection: it will, if required and upon reasonable prior notice
               ----------
               by the Agent permit the Finance Parties or any of them or their/its agent during business hours to enter onto its offices and properties and inspect the same and all accounts, records and statements of the Borrower and the Borrower shall pay all costs, fees and other expenses (including legal fees on a full indemnity basis) reasonably incurred in respect of such inspection and give to the such Finance Parties or their agent/s such written authorities or other directions and provide such facilities and access as such Finance Parties or their/its agent/s may require for such inspection;

          (l)  Use of proceeds: it will use the proceeds of the Facility for the
               ---------------
               purposes set out in Clause 3.1; and

          (m)  Debt Service Account: it will open and maintain the Debt Service
               --------------------
               Account and maintain in the Debt Service Account at all times an amount not less than the aggregate of the amount of the Repayment Instalment and interest payable under this Agreement on the following Interest Payment Date.

17.2 The Borrower hereby undertakes and agrees with each of the Finance Parties that so long as the Total Indebtedness remains outstanding under this Agreement or the Facility is in effect that:-

          (a)  Negative pledge: it will not, without the prior written consent
               ---------------
               of the Agent (with the approval of the Term Loan Banks) (such consent not to be unreasonably withheld), create or have outstanding any Security Interest on or over, all or any of its assets, present or future other than:-

               (i)   the security created pursuant to the Security Documents;
                     and

               (ii) liens and rights of set-off arising solely by operation of law in the ordinary course of day-to-day operations and not in connection with the borrowing or raising of money or credit;

          (b)  Disposal: it will not (whether by a single transaction or by a
               --------
               number of related or unrelated transactions and whether at one time or over a period of time) except with the prior written consent of the Agent (with the approval of the Term Loan Banks) sell, transfer or otherwise dispose of (whether outright, by a sale-and-repurchase or sale-and-leaseback arrangement or otherwise): (i) any of the shares in any of the subsidiaries of the Guarantor purchased with the proceeds of the Facility, (ii) any of its substantial or material assets, other than surplus, obsolete or redundant machinery and equipment not required for the efficient operation of the business, or (iii) any of its receivables except for the discounting of bills or notes in the ordinary course of business;

          (c)  No cessation of business: it will not cease to conduct and carry
               ------------------------
               on its present business;

          (d)  Insurance restrictions: it will not effect or keep on foot any
               ----------------------
               insurance against any risk in respect of any of its assets where any insurance hereinbefore mentioned has been effected or kept on foot except at the request or with the prior written consent of the Agent or do or suffer to be done or omitted anything by reason whereof any policy of insurance effected on its assets may be rendered void or voidable;

          (e)  No loans: it will not, without the prior written consent of the
               --------
               Term Loan Banks, make any loans or grant any credit (save in the ordinary course of business) to or for the benefit of any person except that in relation to loans and/or credit to subsidiaries of the Guarantor not exceeding in aggregate United States Dollars two million (US$2,000,000), the consent of the Term Loan Banks shall not be unreasonably withheld;

          (f)  Restriction on Financial Indebtedness: it will not, without the
               -------------------------------------
               prior written consent of the Term Loan Banks, incur or have outstanding any Financial Indebtedness except:-

               (i)    the Facility from the Term Loan Banks;

               (ii)   the Financial Indebtedness under the Hedge Agreement;

               (iii) any additional Financial Indebtedness provided the aggregate Financial Indebtedness in paragraphs (i) and
                      (ii) above and this paragraph (iii) shall not exceed in aggregate United States Dollars thirty million (US$30,000,000) (or its equivalent in other currencies) but excluding such additional Financial Indebtedness resulting solely and directly from the upward movement of Yen against the United States Dollar in foreign currency exchange;

               (ii)   loans from the Guarantor or its related corporations; and

          (g)  Other restrictions: save with the prior written consent of the
               ------------------
               Agent (with the approval of the Term Loan Banks, which, in relation to sub-paragraphs (i), (ii) and (iv) below, shall not be unreasonably withheld), it will not:-

               (i)    Reconstruction: effect any form of reconstruction or
                      --------------
                      amalgamation by way of a scheme of arrangement or otherwise except for the purpose of a solvent reconstruction or amalgamation on terms and conditions which shall have first been approved by the Term Loan Banks; or

               (ii)   Change of Memorandum or Articles of Association: amend,
                      -----------------------------------------------
                      modify or vary any provision in its Memorandum or Articles of Association or other constitutional documents except that amendments, modifications or variations may be made, if in the opinion of the Majority Banks, such amendments, modifications or variations would not prejudice the Finance Parties' position under the Finance Documents; or

               (iii)  No change of ownership: permit any change in its ownership
                      ----------------------
                      except pursuant to a reconstruction or amalgamation permitted under sub-paragraph (i) above and provided that the Guarantor continues to own beneficially (directly or indirectly) all of the issued capital of the Borrower and retain control of the Borrower; or

               (iv)   No other activities: engage in any activities other than
                      -------------------
                      its present business activities.

                                   PART VIII
                                   ---------

                       EVENTS OF DEFAULT AND INDEMNITIES
                       ---------------------------------


18.       EVENTS OF DEFAULT
          -----------------

18.1      Events of Default:  Each of the events set out below is an Event of
          -----------------
Default (whether or not caused by any reason whatsoever outside the control of the Borrower or any other person):-

          (a)  Non-payment of principal or interest: the Borrower fails to make
               ------------------------------------
               payment when due in the manner provided herein of any sum in respect of principal or interest; or

          (b)  Non-payment of other money: the Borrower fails to pay or
               --------------------------
               otherwise discharge when due any money (other than any amount referred to in paragraph (a) above) payable under any Finance Document to which it is a party within five (5) Business Days of written notice from the Agent; or

          (c)  Breach of Finance Documents: the Borrower or any Security Party
               ---------------------------
               defaults or threatens to default in the due performance or observance of any provision contained in any Finance Document to which it is a party (other than those contained in paragraphs (a) and (b) above) and, in relation to a default, if in the opinion of the Majority Banks that default is capable of remedy within seven (7) Business Days, it is not in the opinion of the Majority Banks remedied within seven (7) Business Days of its occurrence; or

          (d)  Misrepresentation: any representation, warranty or statement by
               -----------------
               the Borrower or any Security Party in any Finance Document to which it is a party or in any document delivered by the Borrower or any Security Party under any Finance Document to which it is a party or in any document delivered by any party thereunder, is not complied with in any material respect or is or proves to have been incorrect in any material respect when made or, if made on any later date, is or proves to have been incorrect in any respect on that later date; or

          (e)  Cross default: any Financial Indebtedness of (i) the Borrower or
               -------------
               any of its subsidiaries, or (ii) any Security Party exceeding in aggregate US$1,000,000 (aa) is or is declared to be due and payable before its normal maturity by reason of any actual default, event of default or the like (howsoever called), (bb) is not being repaid on the due date for payment thereof as extended by any days of grace permitted under the agreement or other document evidencing or constituting such Financial Indebtedness, or (cc) the availability of any loan, guarantee or other facility under which the Borrower or any Security Party may incur Financial Indebtedness is cancelled by the provider thereof or becomes capable of being so cancelled; or

          (f)  Insolvency: the Borrower or any Security Party (i) stops,
               ----------
               suspends or threatens to stop or suspend payment of all or any part of its debts or commences negotiations or takes proceedings or any other steps with a view to rescheduling or deferring all its indebtedness or any part thereof which it will or might otherwise be unable to pay when due (and, for the avoidance of doubt, a refinancing of the Facility by the Borrower with any financial institution shall not be treated as a rescheduling or deferring of indebtedness), or (ii) proposes or makes a general assignment or an arrangement or composition with or for the benefit of its creditors, or (iii) otherwise than for the purposes of a consolidation, amalgamation, merger, reconstruction or scheme the terms of which have previously been approved by the Majority Banks, ceases or threatens to cease to carry on its business, or (iv) becomes insolvent or is unable or deemed unable to pay its debts within the meaning of Section 254(2) of the Companies Act (Cap. 50) or relevant law or admits in writing its inability to pay its debts as and when they fall due; or

          (g)  Execution proceedings: a distress, attachment, execution or other
               ---------------------
               legal process is levied, enforced or sued out on or against all or any part of the business or assets of the Borrower or any Security Party and is not discharged or stayed within seven (7) Business Days; or

          (h)  Enforcement of security: an encumbrancer takes possession of, or
               -----------------------
               a trustee, receiver, judicial manager, administrator or similar officer is appointed in respect of all or any part of the business or assets of the Borrower or any Security Party and is not discharged within seven (7) Business Days or any Security Document or any Security Interest which for the time being affects all or any of the assets of the Borrower or any Security Party becomes enforceable; or

          (i)  Insolvency proceedings: except for the purpose of a solvent
               ----------------------
               reconstruction or amalgamation on terms and conditions which shall have first been approved by the Majority Banks (such approval to be unreasonably withheld):-

               (i) a meeting of the shareholders or of the directors of the Borrower or any Security Party is convened to consider a resolution to petition for its winding-up, judicial management or administration and any such resolution is passed; or

               (ii) a petition is presented or other proceedings initiated for the winding-up, judicial management or administration of the Borrower or any Security Party; or

               (iii) an order is made for the winding-up, judicial management or administration of the Borrower or any Security Party; or

               (iv) a moratorium is agreed or declared in respect of any indebtedness of the Borrower or any Security Party; or

          (j)  Illegality: it is or becomes unlawful for the Borrower or any
               ----------
               Security Party to perform or comply with any of its obligations under any Finance Document to which it is a party; or

          (k)  Invalidity: any Finance Document is not, or is claimed by any
               ----------
               party (other than the Finance Parties) to the Finance Document not to be, in full force and effect; or

          (l)  Legal proceedings: any litigation, arbitration or administrative
               -----------------
               proceedings of any kind whatsoever (whether criminal or civil) is instituted against the Borrower or any Security Party which if adversely determined could have a material adverse effect on the Borrower or such Security Party; or

          (m)  Compulsory acquisition: a notice or proposal shall be issued or
               ----------------------
               made or any step is taken for the compulsory acquisition, seizure, nationalisation or expropriation of all or part of the assets of the Borrower or any Security Party; or

          (n)  Security enforceable: the security created by any Security
               --------------------
               Document shall become enforceable and written notice thereof has been given to the Borrower; or

          (o)  Business in jeopardy: the business of the Borrower or any
               --------------------
               Security Party is, in the opinion of the Majority Banks, in jeopardy and notice thereof has been given to the Borrower;

          (p)  Displacement of management: the management of the Borrower
               --------------------------
               existing at the date of this Agreement is wholly or substantially displaced or has its authority curtailed;

          (q)  Declared company: the Borrower or any Security Party is a
               ----------------
               declared company under Part IX of the Companies Act (Cap. 50); or

          (r)  Qualified audit: the Borrower's or any Security Party's
               ---------------
               respective auditors qualify their report to the audited accounts of the Borrower or such Security Party (as the case may be) in a manner which is, in the opinion of the Majority Banks, materially adverse in the context of the Finance Documents; or

          (s)  Material adverse change: any event or series of events whether
               -----------------------
               related or not occurs or circumstances arise which, in the opinion of the Majority Banks, has or could have a material adverse effect on the Borrower or any Security Party and give(s) the Majority Banks reasonable grounds for believing that the Borrower or such Security Party, as the case may be, may not (or may be unable to) perform or comply with any of its payment or other material obligations under any Finance Document to which it is a party; or

          (t)  Analogous proceedings: any event occurs which, under the law of
               ---------------------
               any relevant jurisdiction, has an analogous or equivalent effect to any of the events mentioned in this Clause 18.1.

18.2      Acceleration: In the case of any such event as is mentioned in Clause
          ------------
18.1, and at any time thereafter, the Agent may, and shall if so directed by the Majority Banks, by written notice to the Borrower:-

          (a) declare that the whole of the Total Indebtedness shall immediately become due and payable upon demand whereupon the same shall become immediately due and payable;

          (b) declare that the whole or part of the Term Loan shall be payable on demand whereupon the same shall become immediately payable on demand by the Agent acting on the instructions of the Majority Banks; and/or

          (c) declare that the obligations of the Term Loan Banks under this Agreement and the Facility shall be automatically and forthwith cancelled whereupon the same shall be so cancelled forthwith.

18.3      Distribution: Any sum which is received or recovered by the Agent
          ------------
pursuant to or in connection with any of the Finance Documents and is to be applied in or towards satisfaction of sums due and payable by the Borrower under any of the Finance Documents shall, without prejudice to the rights of any of the Finance Parties pursuant to any of the Finance Documents to credit any monies received or recovered by any of them to any suspense or impersonal account, be applied by the Agent in the following order:-

          (a) firstly, in or towards payment pro rata of any unpaid costs and expenses of the Agent;

          (b) secondly, in or towards payment pro rata of any accrued commitment commissions, cancellation and agency fees due but unpaid;

          (c) thirdly, in or towards payment pro rata of any accrued interest due but unpaid;

          (d) fourthly, in or towards payment pro rata of any principal due but unpaid; and

          (e) fifthly, in or towards payment pro rata of any other sum due but unpaid.

Provided that any amount paid by a Security Party under a Security Document to which it is a party shall be applied in the above order but only to the extent of such Security Party's liability for each such amount under such Security Document.

18.4      Variation of order: The order of partial payments set out in Clause
          ------------------
18.3 shall override any appropriation made by the Borrower or Security Party to which the partial payment relates but the order set out in paragraphs (b), (c),
(d) and (e) of that Clause may be varied if agreed by all the Term Loan Banks.

18.5      Enforcement: After the declaration by the Agent that an Event of
          -----------
Default has occurred, it shall be lawful for each of the Finance Parties without giving any prior notice to the Borrower or any Security Party, to forthwith enforce the Security Documents in accordance with their respective terms.


19.       SPECIAL CONSULTANT
          ------------------

          If, in the reasonable opinion of the Majority Banks, circumstances have arisen which give cause for concern that the Borrower may not be able to meet its obligations to the Finance Parties under the Finance Documents, the Borrower will notwithstanding that no Event of Default has occurred, forthwith upon the request of the Agent (with the approval of the Majority Banks) appoint a special accountant ("Special Consultant") nominated by the Agent; and such
                       ------------------
nominee may be an accountant, lawyer, banker, engineer, or, without limitation, any person whom the Agent considers so suitably qualified. The Agent may at its absolute discretion immediately after such request appoint a Special Consultant on the Borrower's behalf. The Special Consultant so appointed shall be the agent of the Borrower and the Borrower shall be solely responsible for his acts, defaults and reasonable remuneration. The functions of the Special Consultant shall include the following:-

          (a) to carry out an audit of the accounts of the Borrower and report the outcome of such audit to the Agent;

          (b) to verify and submit to the Agent an inventory of the Borrower's assets;

          (c) to verify and submit to the Agent a list of the Borrower's accounts receivables;

          (d) to verify and submit to the Agent a list of the Borrower's creditors; and

          (e) to render such advisory services with respect to the financial affairs of the Borrower as the Agent may specify.


20.       INDEMNITIES
          -----------

20.1      Broken funding and other indemnities: The Borrower shall fully
          ------------------------------------
indemnify each Finance Party from and against any expense, loss, damage or liability (as to the amount of which the certificate of such Finance Party (containing reasonable details of such amount but without any confidential information relating to the organisation of its affairs) shall, in the absence of manifest error, be prima facie evidence), whether arising under this Agreement or otherwise, which such Finance Party may sustain or incur as a consequence of (a) any failure on the part of the Borrower to borrow or draw in accordance with a Notice of Drawing,
(b) the receipt or recovery by the any Finance Party of all or any part of the Term Loan or an overdue sum otherwise than on (in relation to the Term Loan) the Repayment Date or (in relation to an overdue sum) the due date relating to that overdue sum, (c) the occurrence or continuance of any Event of Default or Potential Event of Default, or (d) any other default by the Borrower or any Security Party in the performance of any of the obligations expressed to be assumed by the Borrower or such Security Party under any Finance Document to which it is a party, including but not limited to:-

          (i) any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed or contracted for or utilised to fund the amount so repaid or prepaid or in order to carry any unpaid amount; and

          (ii) any loss, premium, penalty or expense which may be incurred as a result of any payment of any amount before its due date or in liquidating or employing deposits from third parties acquired to make, maintain or fund the Term Loan (or any part thereof) or any other amount due or to become due under this Agreement.

20.2      Currency indemnity:
          ------------------

          (a) Any amount received or recovered by any Finance Party in respect of any sum expressed to be due to it from the Borrower under the Finance Documents to which it is a party in a currency (the "Payment Currency") other than that agreed to be payable
                ----------------
               hereunder or thereunder (the "Agreed Currency") whether as a
                                             ---------------
               result of, or of the enforcement of, a judgment or order of a court or tribunal of any jurisdiction shall only constitute a discharge to the Borrower to the extent of the amount in the Agreed Currency which such Finance Party is able, in accordance with its usual practice at such Finance Party's prevailing exchange rate, to purchase with the amount so received or recovered in the Payment Currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do
               so).

          (b) If that amount in the Payment Currency is less than the amount in the Agreed Currency due to such Finance Party under the Finance Documents, the Borrower shall indemnify such Finance Party against any loss sustained by it in that event. In any event, the Borrower shall indemnify such Finance Party against the cost of making any such purchase.

20.3      Independent obligations: The indemnities contained in Clauses 20.1 and
          -----------------------

20.2 constitute separate and independent obligations from the other obligations in the Finance Documents, shall give rise to separate and independent causes of action, shall apply irrespective of any indulgence granted by the Finance Parties or any of them and shall continue in full force and effect whether before and after any judgment, order, claim or proof for a liquidated amount in respect of any sum due under any Finance Document to which the Borrower is a party or any judgment or order. With regard to Clause 20.2, no proof or evidence of any actual loss may be required other than proof of the actual amount in the Agreed Currency purchased by the recipient as mentioned in Clause 20.2(a) and the date upon which such purchase was effected.

                                    PART IX
                                    -------

                               AGENCY PROVISIONS
                               -----------------

21.       THE AGENCY
          ----------

21.1      Appointment: Each Finance Party (other than the Agent) irrevocably
          -----------
appoints the Agent to act as its agent for the purposes of the Finance Documents and authorises the Agent on such Finance Party's behalf to enter into and execute each of the Security Documents (and any document required in connection therewith) and authorises the Agent to perform such duties and to exercise such rights and powers under the Finance Documents as are specifically delegated to it by the Finance Documents, together with such rights, powers and discretions as are reasonably incidental thereto. The Agent shall hold the Security Documents executed in favour of the Agent for the benefit of the Finance Parties and in terms of the Security Documents. However, the Agent may not begin any legal action or proceeding in the name of a Finance Party without its consent. All notices or documents to be given or delivered pursuant to the Security Documents shall be given or delivered to the Agent.

21.2      Majority Banks' directions: In the exercise of any right or power and
          --------------------------
as to any matter not expressly provided for by the Finance Documents, the Agent may act or refrain from acting in accordance with the instructions of the Majority Banks and shall be fully protected in so doing. In the absence of any such instructions, the Agent may act or refrain from acting as it shall see fit. Any such instructions shall be binding on all the Finance Parties.

21.3      Relationship:
          ------------

          (a) The relationship between the Agent and the other Finance Parties is that of principal and agent only. Nothing herein shall constitute the Agent a trustee or fiduciary for any other Finance Party, the Borrower or any other person.

          (b) The Agent shall not in any respect be agent of the Borrower by virtue of this Agreement.

          (c) The Agent shall not be liable to the Borrower for any breach by any other Finance Party of the Finance Documents or be liable to any other Finance Party for any breach by the Borrower hereof or thereof.

          (d) The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents.

21.4      Delegation: The Agent may act hereunder through its personnel and
          ----------
          agents.

21.5      Documentation: Neither the Agent nor any of its officers, employees or
          -------------
          agents shall be responsible to any other party hereto for:-

          (a) the execution, genuineness, validity, legality, enforceability, admissibility in evidence or sufficiency of any Finance Documents or any notice or other document in connection therewith; or

          (b)  the collectability of amounts payable under any Finance Document;
               or

          (c) the accuracy, adequacy, completeness or reasonableness of any representation, warranty, projection, assumption, statement or information (whether written or oral) made in or in connection with any Finance Document or any notice or other document in connection therewith.

21.6      Events of Default: The Agent shall not be required to ascertain or
          -----------------
inquire as to the performance or observance by the Borrower or any Security Party of the terms of the Finance Documents or any notice or other document in connection therewith. The Agent shall not be deemed to have knowledge of the occurrence of any Event of Default (or Potential Event of Default) unless it has received notice from a party hereto describing such Event of Default or event and stating that such notice is a "Notice of Default". If the Agent receives such a notice of default, it shall give notice thereof to the other Finance Parties. The Agent shall take or refrain from taking such action with respect to such Event of Default or event as shall be reasonably directed by the other Finance Parties. Until it shall have received such directions, the Agent may (but shall not be obliged to) take or refrain from taking such action with respect to such Event of Default or event as it shall see fit.

21.7      Exoneration: Neither the Agent nor any of its officers, employees or
          -----------
agents shall be liable to any party hereto for any action taken or omitted under, or in connection with, the Finance Documents unless caused by its gross negligence or wilful misconduct.

21.8      Reliance:-
          --------

          (a) The Agent may rely on any communication or document believed by it to be genuine and correct.

          (b) The Agent may engage, pay for and rely on legal or other professional advisers selected by it and shall be protected in so relying.

21.9      Credit approval: Each of the Finance Parties (other than the Agent)
          ---------------
severally represents and warrants to the Agent that it has made its own independent investigation and assessment of the financial condition and affairs of the Borrower, the Guarantor and their related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to such Finance Party by the Agent in connection herewith. Each Finance Party represents, warrants and undertakes to the Agent that it shall continue to make its own independent appraisal of the creditworthiness of the Borrower, the Security Parties and their related entities while the Total Indebtedness is outstanding or its Commitment is in force.

21.10     Information:
          -----------

          (a) The Agent shall promptly furnish each Finance Party details of each communication received by it pursuant to any of the Finance Documents (but it shall not be obliged to review or check the accuracy or completeness thereof), except that details of any communication relating to a particular Finance Party shall be sent to that Finance Party only.

          (b)  The Agent shall not have any duty:-

               (i) either initially or on a continuing basis to provide any other Finance Party with any credit or other information with respect to the financial condition or affairs of the Borrower, any Security Party or any of their related entities whether coming into its possession or that of any of its related entities of before the entry into of this Agreement or at any time thereafter; or

               (ii) unless specifically requested to do so by such Finance Party, to request any certificates or other documents from the Borrower or any Security Party under any Finance Document.

          (c) The Agent need not disclose any information relating to the Borrower or any Security Party or any related entities if such disclosure would or might, in the opinion of the Agent, constitute a breach of any law or any duty of secrecy or confidence.

          (d) In acting as the Agent, the agency division of the Agent will be treated as a separate entity from its other divisions and departments. Any information required by the Agent which, in its opinion, is acquired by it otherwise than in its capacity as the Agent may be treated as confidential by the Agent and will not be deemed to be information possessed by the Agent in its capacity as such.

21.11     Agent's rights:
          --------------

          (a) The Agent shall have the same rights and powers hereunder as any other Finance Party and may exercise the same as though it were not an Agent.

          (b) The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, advisory or other business whatsoever with, the Borrower, any Security Party and their related entities and accept and retain any fees payable by the Borrower, any Security Party or any of their related entities for its own account in connection herewith without liability to account therefor to such Finance Party.

21.12     Indemnity:
          ---------

          (a) Each Term Loan Bank agrees to indemnify the Agent on demand (to the extent not reimbursed by the Borrower and without prejudice to the liability of the Borrower under this Agreement) for any and all liabilities, losses, damages, penalties, actions, judgments, costs, expenses or disbursements of any kind whatsoever which may be imposed on, incurred by, or asserted against, the Agent in any way relating to, or arising out of its acting as an agent under, the Finance Documents or performing its duties under the Finance Documents or for any action taken or omitted by the Agent under the Finance Documents. Such indemnification by each Term Loan Bank shall be pro rata to its Commitment or (as the case may be) its share of the Term Loan. Notwithstanding the foregoing, no Term Loan Bank shall be liable for any portion of the foregoing resulting from the Agent's gross negligence or wilful misconduct.

          (b) Without prejudice to the liability of the Borrower, each Term Loan Bank shall reimburse the Agent the amount of such Term Loan Bank's pro rata share of charges and expenses not reimbursed by the Borrower under Clauses 25.12 and 25.13.

21.13     Legal restrictions: The Agent may refrain from doing any thing which
          ------------------
would or might in its opinion (a) be contrary to the law of any jurisdiction or any official directive, or (b) render it liable to any person, and may do anything which in its opinion is necessary to comply with any such law or directive.

21.14     Resignation:
          -----------

          (a) The Agent may resign at any time (after consultation with the Borrower) by giving notice thereof to the Term Loan Banks and the Borrower. However, no resignation shall be effective until the successor has been appointed and accepted its appointment in accordance with this Clause 20.14. In the event of any such resignation, the Majority Banks may appoint a successor. If the successor to a resigning Agent has not been so appointed and accepted its appointment within fourteen (14) days after the date of the notice of resignation, the resigning Agent may appoint a successor Agent, which must be a reputable and experienced bank.

          (b) Any appointment of a successor must be in writing, signed by the person(s) appointing that successor and delivered to that successor. Any acceptance of such appointment must be in writing, signed by the person appointed and delivered to the person(s) appointing that successor. The other parties to this Agreement shall be promptly informed of the acceptance by a successor Agent. Upon the successor accepting its appointment, the resigning Agent shall be automatically discharged from any further obligation under the Finance Documents and its successor and each of the other parties to the Finance Documents shall have the same rights and obligations among themselves as they would have had if such successor agent had been a party hereto. The resigning Agent shall provide its successor with (or with copies of) such records as its successor requires to carry out its duties under the Finance Documents. All legal costs and expenses reasonably incurred in connection with the appointment of the new Agent shall be borne by the Borrower provided the Agent shall consult with the Borrower prior to its resignation.

          (c) This Clause 21 shall continue to benefit a retiring Agent in respect of any action taken or omitted by it hereunder while it was the Agent.

21.15     Recovery of payments: Unless the Agent shall have received notice from
          --------------------
a Term Loan Bank or the Borrower not less than two (2) Business Days prior to the date upon which such Term Loan Bank or the Borrower ("the party liable") is
                                                          ----------------
to pay an amount to the Agent for transfer to the Borrower or any Term Loan Bank respectively ("the payee") that the party liable does not intend to make that
               ---------
amount available to the Agent, the Agent may assume that the party liable has paid such amount to the Agent on the due date in accordance herewith. In reliance upon such assumption, the Agent may (but shall not be obliged to) make available to the payee(s) a corresponding sum. If such amount is not in fact so made available to the Agent, the payee(s) shall forthwith on demand repay such sum to the Agent together with interest on such amount until its repayment at a rate determined by the Agent as reflecting its cost of funds. The provisions of this Clause 21.15 are without prejudice to any rights the Agent and the payee may have against the party liable. This Clause 21.15 shall apply similarly in respect of payments by any Security Party.

21.16     Assignments: The Agent may treat each Term Loan Bank named as a party
          -----------
hereto as such a party, as entitled to payments hereunder and as acting hereunder through its office specified on the signature pages of this Agreement until it has received notice from the Term Loan Bank concerned to the contrary.

21.17     Application of proceeds: All amounts received by the Agent pursuant to
          -----------------------
the Security Documents shall be held by it on trust for the Finance Parties, in each case, according to their respective interests pursuant to the Finance Documents and shall be applied by the Agent in accordance with the Finance Documents.

                                    PART X
                                    -------

                              GENERAL PROVISIONS
                              ------------------


22.       SET-OFF
          -------

          Each Finance Party may at any time (whether before or after the declaration of an Event of Default) without notice to the Borrower set off or transfer any credit balance (whether or not then due) to which the Borrower is at any time beneficially entitled on any account (expressed in any currency) or debit such account at any office or branch of such Finance Party (whether in Singapore or elsewhere) in or towards satisfaction of any of the Borrower's liabilities which is due and owing to such Finance Party under the Finance Documents or any part thereof then due and unpaid Provided That such debiting shall not constitute a waiver of any Event of Default. For that purpose, each Finance Party is authorised to use all or any part of any such credit balance to buy such other currencies as may be necessary to effect such application. None of the Finance Parties shall be obliged to exercise any of its rights under this Clause, which shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise). Each Finance Party shall through the Agent notify the Borrower within three (3) Business Days after the exercise by it of any of its rights under this Clause.


23.       NOTICES
          -------

23.1      Address: Each notice or other communication under this Agreement shall
          -------
be made by facsimile, letter or otherwise in writing. Each notice or other communication to be delivered to any party under this Agreement shall be sent to that party at the facsimile number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Agent (or, in the case of the Agent, by it to each other party) for the purpose of this Agreement. The initial facsimile number, address and person (if any) so designated by each party are set out under its name at the end of this Agreement. Any notice or other communication or document from or to the Borrower under this Agreement shall be sent to, by or through, the Agent.

23.2      Deemed delivery: Any notice or other communication from the Borrower
          ---------------
shall be irrevocable and shall not be effective until received by the Agent. Any notice or other communication from any Finance Party to the Borrower shall be deemed to be received by the Borrower (if sent by facsimile) on the day of despatch or (in any other case) when left at the address required by Clause 23.1 and receipt thereof acknowledged by the Borrower or within 24 hours after being sent by pre-paid registered post addressed to it at that address.


24.       TRANSFERS
          ---------

24.1      No transfer by the Borrower: The Borrower may not assign, transfer,
          --------------------------
novate or dispose of any of, or any interest in, its rights or obligations under the Finance Documents.

24.2      Transfers by Term Loan Banks:
          ----------------------------

          (a)  A Term Loan Bank (the "Existing Bank") may, at any time with the
                                      -------------
               consent of the Agent assign, transfer or novate all or any part of its Commitment and/or rights and/or obligations under this Agreement to another bank or financial institution (the "New
                                                                        ---
               Bank").
               ----

          (b)  A transfer of obligations will be effective only if either:-

               (i)   the obligations are novated in accordance with Clause 24.3;
                     or

               (ii) the New Bank confirms to the Agent and the Borrower that it undertakes to be bound by the terms of this Agreement as a Term Loan Bank in form and substance satisfactory to the Agent. On the transfer becoming effective in this manner the Existing Bank shall be relieved of its obligations under this Agreement to the extent that they are transferred to the New Bank.

          (c) Nothing in this Agreement restricts the ability of a Term Loan Bank to sub-contract an obligation if that Term Loan Bank remains liable under this Agreement for that obligation.

          (d) On each occasion an Existing Bank assigns, transfers or novates any of its rights or obligations under this Agreement, the Existing Bank shall, on the date the assignment, transfer or novation takes effect, pay to the Agent for its own account an administrative fee, unless such fee is waived by the Agent. Until further notice that fee (which will be subject to review by the Agent from time to time) will be Singapore Dollars one thousand ($1,000) for each such occasion.

          (e)  An Existing Bank is not responsible to a New Bank for:-

               (i) the execution, genuineness, validity, legality, enforceability, admissibility in evidence or sufficiency of any Finance Document or any notice or other document in connection therewith; or

               (ii) the collectability of amounts payable under any Finance Document; or

               (iii) the accuracy, adequacy, completeness or reasonableness of any representation, warranty, projection, assumption, statement or information (whether written or oral) made in or in connection with any Finance Document or any notice or other document in connection therewith.

          (f) Each New Bank confirms to the Existing Bank and the other Finance Parties that it:-

               (i) has made its own independent investigation and assessment of the financial condition and affairs of the Borrower and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Bank in connection with any Finance Document; and

               (ii) will continue to make its own independent appraisal of the creditworthiness of the Borrower and its related entities while any amount is or may be outstanding under this Agreement or any Commitment is in force.

          (g) Nothing in any Finance Document shall oblige an Existing Bank to:-

               (i) accept a re-transfer from a New Bank of any of the rights or obligations assigned, transferred or novated under this Clause; or

               (ii) be liable for, contribute or otherwise support any loss incurred by the New Bank by reason of the non-performance by the Borrower of its obligations under this Agreement or otherwise.

          (h) Any reference in this Agreement to a Term Loan Bank includes a New Bank but excludes a Term Loan Bank if no amount is or may be owed to or by it under this Agreement and its Commitment has been cancelled or reduced to nil.

24.3      Procedure for novations:
          -----------------------

          (a)  A novation is effected if:-

               (i) the Existing Bank and the New Bank deliver to the Agent a duly completed Transfer Notice; and

               (ii) the Agent executes it within ten (10) days after execution by the Existing Bank and the New Bank.

          (b) Each party hereto (other than the Existing Bank and the New Bank) irrevocably authorises the Agent to execute any duly completed Transfer Notice on its behalf. The Agent shall be entitled (but not obliged) to decline to accept and/or countersign any proposed Transfer Notice which is not in the form set out in Appendix 4;
                                                                   ----------

          (c) To the extent that they are expressed to be the subject of the novation in the Transfer Notice:-

               (i) the Existing Bank and the other parties hereto (the "existing Parties") will be released from their obligations
                      ----------------
                     to each other (the "discharged obligations");
                                         ----------------------

               (ii) the New Bank and the existing Finance Parties will assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by the New Bank instead of the Existing Bank;

               (iii) the rights of the Existing Bank against the existing
                     Finance Parties and vice versa (the "discharged rights")
                                                          -----------------
                     will be cancelled; and

               (iv) the New Bank and the existing parties hereto will acquire rights against each other which differ from the discharged rights only insofar as they are exercisable by or against the New Bank instead of the Existing Bank, all on the date of execution of the Transfer Notice by the Agent or, if later, the date specified in the Transfer Notice.

24.4      Protection of Agent: The Agent shall be entitled to rely on any
          -------------------
Transfer Notice delivered to it pursuant to this Clause which appears on its face to be complete and regular and appears to be signed on behalf of the Existing Bank and the New Bank named as party to it. The Agent shall have no liability or responsibility to any party as a consequence of placing reliance on and acting in accordance with and countersigning any such Transfer Notice.

24.5 Notwithstanding the provisions of this Clause 24, if the immediate result of an assignment, transfer or novation pursuant to Clause 24 would be to cause sums to become payable by the Borrower pursuant to Clauses 12.1 and/or
15.1 which were not previously payable or to increase the amount of any such sums previously payable, the Borrower shall not be obliged the pay such sums or increased sums, as the case may be.

24.6      Notification: The Agent shall notify each Term Loan Bank and the
          ------------
Borrower of each transfer and at the request of any other party hereto supply that party at that party's expense a copy of any Transfer Notice.

24.7      Further documentation: Each party hereto, including the Existing Bank
          ---------------------
and the New Bank, further agrees to execute at the cost of the Existing Bank such additional documentation as shall be reasonably required to transfer the rights of the Existing Bank under the Finance Documents (other than this Agreement) to the New Bank in accordance with all applicable laws.

24.8      Disclosure by Term Loan Banks: Each of the Finance Parties may from
          -----------------------------
time to time disclose to its head office and branches, any governmental or monetary authority in Singapore or relevant jurisdiction, any Security Party or any person who derives or may derive rights under or by reference to the Finance Documents (including but not limited to any actual or potential participant, assignee, New Bank or lender) such information relating to the Total Indebtedness, the Borrower, the Finance Documents or any account of the Borrower with any Finance Party as it may reasonably think fit.


25.       MISCELLANEOUS
          -------------

25.1      Accounts: Each Term Loan Bank shall maintain in accordance with its
          --------
usual practice accounts evidencing the amount from time to time lent by it and owing to it hereunder.

25.2      Control account: The Agent shall maintain in its books a control
          ---------------
account or accounts in which shall be recorded (a) the amount of all the Term Loan and each Term Loan Bank's share of the Term Loan, (b) amount of all the Total Indebtedness and each Term Loan Bank's share of the Total Indebtedness, and (c) the amount of any sum received or recovered by the Agent hereunder and each Term Loan Bank's share therein.

25.3      Evidence of indebtedness: In any legal action or proceedings arising
          ------------------------
out of or in connection with the Finance Documents a statement as to any amount due to the Agent or any Term Loan Bank under the Finance Documents which is certified as being correct by a duly authorised officer or officers of the Agent or such Term Loan Bank shall (unless otherwise provided in the Finance Documents), in the absence of manifest error, be prima facie evidence of the existence and the amounts of the obligations of the Borrower.

25.4      Certificates and determinations: Except as otherwise provided under
          -------------------------------
provisions of the Finance Documents or otherwise directed by a court of law, any certificate, determination or notification by any Finance Party as to any amount payable to it under the Finance Documents is conclusive and binding on the Borrower, save for manifest error, and any other certificate, determination, notification, opinion or the like of the Agent provided for in the Finance Documents is prima facie evidence of the matter to which it relates save for manifest error.

25.5      Application of moneys: If any sum paid or recovered in respect of the
          ---------------------
liabilities of the Borrower under the Finance Documents is less than the amount then due, the Agent shall apply that sum in accordance with Clause 18.3.

25.6      Waivers and consents: No delay or omission on the part of any Finance
          --------------------
Party in exercising any right or remedy under this Agreement shall impair that right or remedy or operate as or be taken to be a waiver of it, nor shall any single partial or defective exercise by any Finance Party of any such right or remedy preclude any other or further exercise under this Agreement of that or any other right or remedy; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or remedy or constitute a suspension or variation of any such right or remedy. Any waiver by any Finance Party under any provision of this Agreement must be in writing and may be given subject to any conditions as such Finance Party may think fit. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given. Any waiver may be given before or after a breach occurs. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

25.7      Amendments, waivers and consents:
          --------------------------------

          (a) Any provision of this Agreement may be amended or supplemented only if the Borrower and the Majority Banks so agree in writing and any Event of Default, Potential Event of Default, provision or breach of any provision of this Agreement may be waived before or after it occurs only if the Majority Banks so agree in writing but:-

               (i) an amendment, supplement or waiver which puts one or more Term Loan Banks in a better or worse position than one or more other Term Loan Banks or changes or relates to (aa) the amount of any of the Commitments, (bb) the Repayment Dates, (cc) the amount or currency of the Term Loan, (dd) the length of Interest Periods, (ee) the rate or dates of payment, manner of calculation or currency of interest,
                     (ff) the amount, date(s) of payment, manner of calculation or currency of the fees payable under Clauses 8.2, 9.1 and 9.2, (gg) the currency of any payment, (hh) the definition of "Majority Banks", (ii) the release of any Security Interest under the Security Documents, or (jj) this Clause 25.7, shall require the agreement of all the Term Loan Banks and (in the case of an amendment or supplement) the Borrower also; and

               (ii) an amendment, supplement or waiver which changes or relates to the rights and/or obligations of the Agent shall require its agreement also.

          (b) Any consent by the Agent, any Term Loan Bank or the Majority Banks under any provision of this Agreement must also be in writing. Any such waiver or consent may be given subject to any conditions thought fit by the person giving it and shall be effective only in the instance and for the purpose for which it is given.

          (c) The Agent may effect, on behalf of any Finance Party, an amendment, supplement or waiver permitted under this Clause 25.7.

          (d) The Agent shall promptly notify the other parties hereto of any amendment, supplement or waiver effected under paragraph (a) above, and any such amendment, supplement or waiver shall be binding on all the parties hereto.

25.8      Severance: The illegality, invalidity or unenforceability of any
          ---------
provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

25.9      Counterparts: This Agreement may be signed in any number of
          ------------
counterparts, all of which taken together and when delivered to the Bank shall constitute one and the same instrument. Any party may enter into this Agreement by signing any such counterpart.

25.10     Governing law: This Agreement shall be governed by and construed in
          -------------
accordance with the laws of Singapore.

25.11     Submission to jurisdiction: In relation to any legal action or
          --------------------------
proceedings arising out of or in connection with this Agreement ("Proceedings"),
                                                                  -----------
each party irrevocably submits to the non-exclusive jurisdiction of the courts of Singapore and waives any objection to Proceedings in any such court on the grounds of venue or on the grounds that the Proceedings have been brought in an inconvenient forum. These submissions shall not affect the right of any Finance Party to take Proceedings in any other jurisdiction nor shall the taking of Proceedings in any jurisdiction preclude such Finance Party from taking Proceedings in any other jurisdiction, whether concurrently or not.

25.12     Costs and expenses: All legal and other fees and out-of-pocket
          ------------------
expenses (including, without limitation, goods and services tax) reasonably incurred by the Finance Parties or any of them or payable in connection with the preparation, execution, completion, filing and registration of the Finance Documents and all the other documents referred to in the Finance Documents shall be paid by the Borrower.

25.13     Enforcement expenses: All legal fees on a full indemnity basis and
          --------------------
other costs and disbursements (including, without limitation, goods and services tax) reasonably incurred by the Finance Parties or any of them or payable in connection with demanding and enforcing payment of moneys due under the Finance Documents and all the other documents referred to in the Finance Documents and otherwise howsoever in enforcing or contemplation of the enforcement of the performance of any other undertakings, stipulations, terms, conditions, or provisions of the Finance Documents shall be paid by the Borrower.

25.14     GST and others: Any stamp duty, levies, transaction taxes (including,
          --------------
without limitation, goods and services tax), imposed by law or required to be paid in respect of any moneys paid or payable to or received or receivable by the Finance Parties or any of them or any expenses incurred by the Finance Parties or any of them or incurred in connection with the execution, delivery, performance or enforcement of the Finance Documents and all the other documents referred to in the Finance Documents shall (except to the extent prohibited by law) be borne and paid by the Borrower.

25.15     Language: All notices or communications under or in connection with
          --------
this Agreement shall be in English or, if in any other language, accompanied by a translation into English certified as the Agent may require. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

25.16     Letter of offer: If there is any inconsistency between any provision
          --------------
of the letter of offer dated 5 March 2001 as supplemented by the letter of offer dated 2 May 2001 from the Original Term Loan Bank to the Borrower in relation to the Facility and any provision of any of the Finance Documents, such provision of such Finance Document shall prevail.

          IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed.

The Borrower
------------

ASSOCIATED SPRING-ASIA PTE LTD


By:     Sd. Lai Ho Kwong
        --------------------------

Name:   LAI HO KWONG
        --------------------------

Title:  MANAGING DIRECTOR
        --------------------------


Address:          28 Tuas Avenue 2, Jurong, Singapore 639459
Telephone No.:    (65) 863 9251
Facsimile No.:    (65) 861 3142
Attention:        Mr Lai Ho Kwong
                  Managing Director



The Agent
---------

THE DEVELOPMENT BANK OF SINGAPORE LIMITED


By:     Sd. Tan Ee Lee
        --------------------------

Name:   TAN EE LEE
        --------------------------

Title:  VICE PRESIDENT
        --------------------------


Address:        6 Shenton Way #03-05, DBS Building Tower One,
                Singapore 068809
Telephone No.:  (65) 878 8888
Facsimile No.:  (65) 224 2742
Attention:      Advisory Banking, Investment Banking Group

The Original Term Loan Bank
---------------------------

THE DEVELOPMENT BANK OF SINGAPORE LIMITED


By:     Sd. Tan Ee Lee
        --------------------------

Name:   TAN EE LEE
        --------------------------

Title:  VICE PRESIDENT
        --------------------------


Address:        6 Shenton Way #03-05, DBS Building Tower One,
                Singapore 068809
Telephone No.:  (65) 878 8888
Facsimile No.:  (65) 224 2742
Attention:      Advisory Banking, Investment Banking Group

                                                                      Appendix 1
                                                                      ----------


                                    DATED THIS 19TH DAY OF JUNE 2001
                                    --------------------------------


                                    (1)  ASSOCIATED SPRING-ASIA PTE LTD

                                         as the Borrower


                                         And



                                    (2)  THE DEVELOPMENT BANK OF SINGAPORE
                                         LIMITED

                                         as the Agent



                                    CHARGE






                                    TAN JINHWEE, EUNICE & LIM CHOOENG
                                    ADVOCATES & SOLICITORS
                                    105 CECIL STREET #23-00
                                    THE OCTAGON
                                    SINGAPORE 069534

                                    TJH/NSR/200113-4806
                                    18.6.2001

                               TABLE OF CONTENTS
                               -----------------


1.        DEFINITIONS AND INTERPRETATION........................ 1

2.        COVENANT TO PAY....................................... 2

3.        CHARGE................................................ 2

4.        TERMS OF CHARGE....................................... 2

5.        RIGHT OF SET-OFF...................................... 3

6.        COVENANTS AND REPRESENTATIONS BY THE BORROWER......... 3

7.        POWER OF ATTORNEY..................................... 3

8.        FURTHER ASSURANCES.................................... 4

9.        NON-MERGER AND CONTINUING SECURITY.................... 4

10.       CONVEYANCING AND LAW OF PROPERTY ACT.................. 6

11.       DISCHARGE TO BE CONDITIONAL........................... 6

12.       NOTICES............................................... 7

13.       SUCCESSORS BOUND...................................... 7

14.       MISCELLANEOUS......................................... 7

          THIS CHARGE is made the 19th day of June Two thousand and one (2001) Between:-


(1) ASSOCIATED SPRING-ASIA PTE LTD (Company Registration No. 198100597E), a company incorporated in Singapore and having its registered office at 28 Tuas Avenue 2, Jurong, Singapore 639459 (the "Borrower"); and
                                                   --------


(2) THE DEVELOPMENT BANK OF SINGAPORE LIMITED (Company Registration No. 196800306E), a company incorporated in Singapore and having its registered office at 6 Shenton Way, DBS Building, Singapore 068809 as agent for itself and the Term Loan Banks as defined in the Facility Agreement referred to below (the "Agent" which expression shall include its successors in title,
                 -----
     assigns and transferees).



          WHEREAS:


(A)       By a facility agreement of even date ("Facility Agreement") made
                                                 ------------------
between (1) the Borrower, (2) the Agent, and (3) The Development Bank of Singapore Limited as the Original Term Loan Bank, the Term Loan Banks agreed to make available to the Borrower a transferable term loan facility of up to the principal amount of Yen three million and three hundred million
((Yen)3,300,000,000), on and subject to the terms and conditions therein contained.

(B) Under the Facility Agreement it was agreed, inter alia, that the Total Indebtedness should be secured, inter alia, by this Charge as hereinafter provided.


          NOW THIS DEED WITNESSETH as follows:-


1.        DEFINITIONS AND INTERPRETATION
          ------------------------------

1.1 In this Charge, unless where otherwise defined herein or the context otherwise requires, all words and expressions as defined in the Facility Agreement shall have the same meanings when used or referred to herein and the following words or expressions shall have the following meanings respectively:-

          "Debt Service Account" means the account numbered 002-012494-08 and
           --------------------
          each other account in place thereof opened and maintained by the Borrower with the Agent pursuant to Clause 17.1(m) of the Facility Agreement;

          "Deposit" means the sum or sums which are from time to time deposited
           -------
          in the Debt Service Account together with all entitlements to interest and other rights and benefits accruing to or arising in connection therewith; and

          "Discharge Date" means the date the Total Indebtedness is fully
           --------------
          discharged and the Facility under the Facility Agreement ceases to be available for utilisation and the Borrower ceases to be under any liability to the Finance Parties under or in connection with the Facility Agreement, this Charge and the other Security Documents and an absolute discharge of the Borrower is signed by the Agent.

1.2 Clauses 1.2 and 1.3 of the Facility Agreement shall apply to this Charge as if set out in full except that references in the said Clauses to "this
                                                                            ----
Agreement" shall be deemed to be references to this Charge.
---------


2.        COVENANT TO PAY
          ---------------

          The Borrower hereby covenants with each of the Finance Parties to pay and discharge the Total Indebtedness in accordance with the provisions of the Finance Documents.


3.        CHARGE
          ------

3.1 By way of continuing security for the payment of the Total Indebtedness and for the performance of all its other obligations under the Finance Documents, the Borrower as beneficial owner HEREBY CHARGES as a first fixed charge in favour of the Agent for and on behalf of the Finance Parties, free from any Security Interest, all the Borrower's right, title, benefit and interest in the Deposit.

3.2 The Agent (with the approval of the Finance Parties) will at the request and cost of the Borrower discharge the security hereby created as soon as practicable after the Discharge Date.


4.        TERMS OF CHARGE
          ---------------

4.1 The Borrower shall not be entitled, without the consent of the Agent (with the approval of the Majority Banks), to withdraw or transfer all or any part of the money standing to the credit of the Debt Service Account.

4.2 Interest shall accrue on the Deposit at such rates as may be agreed between the Borrower and the Agent from time to time and such interest shall be credited to the Debt Service Account and form part of the Deposit.

4.3 Any agreement that all or any part of the Deposit is to be held on fixed time deposit shall be for the purposes of calculation and payment of interest only and shall not prejudice the Finance Parties' rights or obligations under any provision of this Charge.

The Agent may unilaterally terminate any such fixed time deposit period at any time and adjust any interest payable by the Agent accordingly.


5.        RIGHT OF SET-OFF
          ----------------

          In addition to any general lien or right of set-off or other rights which the Finance Parties may be entitled by law or under any other agreement or document, the Agent may (and shall on the instruction of the Majority Banks), at any time upon the occurrence of an Event of Default, without prior notice to the Borrower:-

          (a) appropriate or set-off any moneys for the time being standing to the credit of the Debt Service Account in or towards payment or discharge of any of the Total Indebtedness; and

          (b) for the purposes of or with a view to any such appropriation or set-off, convert any moneys now or hereafter standing to the credit of the Debt Service Account at the Borrower's expense into any currency other than that in which the same is or are held by the Agent.


6.        COVENANTS AND REPRESENTATIONS BY THE BORROWER
          ---------------------------------------------

          The Borrower hereby covenants with and represents to each of the Finance Parties that:-

          (a) it is and will be the sole absolute and beneficial owner of all the moneys standing to the credit of the Debt Service Account free from any Security Interests and will not create or attempt to create or permit to arise or subsist any Security Interests (other than this Charge) on or over the Debt Service Account or all or any part of the Deposit; and

          (b) it has not sold, assigned or otherwise disposed of or agreed to sell assign or dispose of and will not at any time before the Discharge Date, sell, assign or dispose of or agree to sell, assign or otherwise dispose of all or any of the its right, title and interest in and to all or any part of the Deposit.


7.        POWER OF ATTORNEY
          -----------------

7.1 As security for the performance of its obligations under this Charge, the Borrower hereby irrevocably appoints the Agent and every person to whom the Agent shall from time to time delegate the exercise of the power of attorney conferred by this Clause jointly and also severally to be the attorney or attorneys of the Borrower and in the name of the Borrower or otherwise and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, notices, documents, acts and things which the Borrower may or ought to do under the covenants and provisions contained in this Charge and generally to execute and do all such assurances, acts and things and to exercise all rights and privileges and perform all duties which now or hereafter may vest in or appertain to the Borrower in relation to the Deposit and generally do all acts and execute all instruments as the Agent may lawfully do and be entitled to do or which the Borrower has agreed to do hereunder and under the other Finance Documents, and the Borrower hereby declares that all acts and things done, and all deeds, instruments and documents executed, on behalf of the Borrower by the Agent or any attorney or any person nominated by the Agent as aforesaid by virtue of the provisions of this Charge shall be as good, valid and effectual to all intents and purposes whatsoever as if the same had been duly and properly done or executed by the Borrower itself and the Borrower hereby undertakes to ratify and confirm all such acts and things done, and all such deeds instruments and documents executed, by virtue of the authorities and powers hereby conferred.

7.2 The Borrower hereby further declares that the authorities and powers hereby conferred shall be and remain irrevocable until the Discharge Date.

7.3 The authorities and powers conferred on the Agent by this Clause shall only be exercised after the occurrence of an Event of Default.

7.4 None of the Finance Parties shall be liable to the Borrower for any loss suffered by the Borrower as a result of the exercise by the Agent of its authorities and powers under Clause 9.1 except for its own gross negligence or wilful default.


8.        FURTHER ASSURANCES
          ------------------

          The Borrower shall, from time to time on being required to do so by the Agent, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in form and substance satisfactory to the Agent as the Agent may consider necessary for giving full effect to this Charge and securing to the Finance Parties the full benefit of the rights, powers and remedies conferred upon the Finance Parties in this Charge.


9.        NON-MERGER AND CONTINUING SECURITY
          ----------------------------------

9.1 This Charge is made pursuant to the Facility Agreement and shall be held by the Agent as a continuing security for the payment of the Total Indebtedness and the security created by or pursuant to this Charge and the obligations of the Borrower under this Charge shall not be considered as satisfied or discharged or affected by:-

          (a) any intermediate payment or settlement of account or satisfaction of the whole or any part of any sum or sums of money due or owing to the Finance Parties under the Facility Agreement or this Charge or any other Security Document or otherwise and shall extend to cover all moneys which shall from time to time be owing by the Borrower to the Finance Parties under the Facility Agreement and the Security Documents to which it is a party and all moneys outstanding and not immediately payable for which the

               Borrower is absolutely or contingently liable to the Finance Parties thereunder or hereunder;

          (b) any change by amalgamation, reconstruction or otherwise which may be made in the constitution of the company by which the business of any of the Finance Parties may for the time being be carried on and shall be available to the company carrying on the business of such Finance Parties for the time being;

          (c) (i) any time, covenant not to sue, indulgence, concession, waiver or consent at any time given to the Borrower or any other person,
               (ii) any alteration, amendment, variation, supplement, renewal or replacement of any agreement, guarantee, document or Security Interest (including, without limitation, the Facility Agreement and the Security Documents), (iii) the making or absence of any demand on the Borrower or any other person for payment, (iv) the enforcement or absence of enforcement of any agreement, guarantee, document or Security Interest (including, without limitation, the Facility Agreement and the Security Documents),
               (v) the taking, existence or release of any agreement, guarantee, document, Security Interest, right, power, authority, discretion or remedy (including the release of any of the properties, assets and rights for the time being comprised in or subject to the assignments and charges contained in this Charge), (vi) the bankruptcy, insolvency, winding-up, dissolution, amalgamation, reconstruction or reorganisation of the Borrower or any other person (or the commencement of any of the foregoing), (vii) any arrangement, composition or compromise entered into by the Borrower or any other person, (viii) any moratorium or other suspension of any agreement, guarantee, document, Security Interest, right, power, authority, discretion or remedy, (ix) the illegality, invalidity, unenforceability or otherwise of limited force or effect of or any defect in any provision of any agreement, guarantee, document or Security Interest (including, without limitation, the Facility Agreement and the Security Documents) or any of the obligations of any of the parties thereunder, (x) any failure to take, or fully to take, any Security Interest contemplated by the Facility Agreement or otherwise agreed to be taken in respect of the Total Indebtedness, (xi) any other act, matter or thing whatsoever which, but for this Clause 9, would or might impair or discharge the rights of the Finance Parties under this Charge or the Facility Agreement or the other Security Documents.

For the avoidance of doubt and notwithstanding the provisions of Clause 9.1(c), it is hereby agreed that the provisions of this Charge and the obligations and liabilities of the Borrower and the Finance Parties hereunder may be waived, amended, varied and/or supplemented (whether wholly or in part) in writing executed by the Borrower and the Agent (with the consent of all the Term Loan Banks), and such waiver, amendment, variation and/or supplement shall be valid and enforceable between the parties hereto.

9.2 This Charge shall be in addition to and shall not be in any way prejudiced or affected by any collateral or other security, guarantee, indemnity, right, remedy or lien of whatever nature which the Finance Parties or any of them or any other person may now or at any time hereafter have for or in respect of all or any part of the Total Indebtedness nor shall any such collateral or other security, guarantee, indemnity, right, remedy or lien be in any way prejudiced or affected by this Charge. The Finance Parties may, in connection with the exercise of their powers, join or concur with any person in any transaction scheme or arrangement whatsoever.


10.       CONVEYANCING AND LAW OF PROPERTY ACT
          ------------------------------------

10.1      Section 21 of the Conveyancing and Law of Property Act (Cap. 61) (the

"Act") shall not apply to this Charge.
----

10.2 The powers conferred by this Charge in relation to the Deposit or any part thereof on the Agent shall be in addition to and not in substitution for the powers conferred on mortgagees under the Act, which shall apply to the security created by this Charge except insofar as they are expressly or impliedly excluded. Where there is any ambiguity or conflict between the powers or protections in this Charge which are more extensive or less restricted than those provided by the Act, then the terms of this Charge shall prevail to the extent permitted by law.


11.       DISCHARGE TO BE CONDITIONAL
          ---------------------------

          Any release, discharge or settlement between the Borrower and the Agent in relation to this Charge shall be conditional upon no right, security, disposition or payment to the Finance Parties or any of them by the Borrower and any other person being void, set aside or ordered to be refunded pursuant to any law relating to breach of duty by any person, bankruptcy, liquidation, administration, judicial management, protection from creditors generally or insolvency or for any other reason. If any such right, security, disposition or payment is void or at any time set aside or ordered to be refunded, the Finance Parties shall be entitled subsequently to enforce this Charge against the Borrower as if such release, discharge or settlement had not occurred and any such security, disposition or payment had not been made.


12.       NOTICES
          -------

12.1      Address: Each notice or other communication under this Charge shall be
          -------
made by facsimile, letter or otherwise in writing. Each notice or other communication to be delivered to any party under this Charge shall be sent to that party at the facsimile number or address, and marked for the attention of the person (if any), from time to time designated by that party to the other party for the purpose of this Charge. The initial facsimile number, address and person (if any) so designated by each party are set out under its name at the end of this Charge. Any notice or other communication or document to the Borrower under this Charge shall be sent to, by or through, the Agent.

12.2      Deemed delivery:  Any notice or other communication from the Borrower
          ---------------
shall be irrevocable and shall not be effective until received by the Agent. Any notice or other communication from the Agent to the Borrower shall be deemed to be received by the Borrower (if sent by facsimile) on the day of despatch or (in any other case) when left at the address required by Clause 12.1 and receipt thereof acknowledged by the Borrower or within 24 hours after being sent by pre-paid registered post addressed to it at that address.


13.       SUCCESSORS BOUND
          ----------------

13.1 This Charge shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns (as the case may be), but the Borrower shall not assign or transfer all or any of its rights and obligations hereunder.

13.2 Each of the Finance Parties may assign this Charge or the whole or a portion of its rights hereunder, in which event references herein to each Finance Party shall thenceforth be deemed to include a reference to such assignee to the extent of its interest.


14.       MISCELLANEOUS
          -------------

14.1      Evidence of indebtedness:  In any legal action or proceedings arising
          ------------------------
out of or in connection with this Charge a statement as to any amount due to any Finance Party under this Charge which is certified as being correct by a duly authorised officer or officers of such Finance Party shall (unless otherwise provided in this Charge), in the absence of manifest error, be prima facie evidence of the existence and the amounts of the obligations of the Borrower.

14.2      Certificates and determinations: Except as otherwise provided under
          -------------------------------
the provisions of this Charge or otherwise directed by a court of law, any certificate, determination or notification by any Finance Party as to any amount payable to it under this Charge is conclusive and binding on the Borrower, save for manifest error, and any other certificate, determination, notification, opinion or the like of any Finance Party provided for in this Charge is prima facie evidence of the matter to which it relates, save for manifest error.

14.3      Application of moneys:  If any sum paid or recovered in respect of the
          ---------------------
liabilities of the Borrower under this Charge is less than the amount then due, the Secured Parties may apply that sum in accordance with Clause 18.3 of the Facility Agreement.

14.4      Waivers and consents:  No delay or omission on the part of any Finance
          --------------------
Party in exercising any right or remedy under this Charge shall impair that right or remedy or operate as or be taken to be a waiver of it, nor shall any single partial or defective exercise by any Finance Party of any such right or remedy preclude any other or further exercise under this Charge of that or any other right or remedy; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or remedy or constitute a suspension or variation of any such right or remedy. Any waiver by any Finance Party under any provision of this Charge must be in writing and may be given subject to any conditions as such Finance Party may think fit. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given. Any waiver may be given before or after a breach occurs. The rights and remedies provided in this Charge are cumulative and are not exclusive of any rights or remedies provided by law.

14.5      Disclosure:  Each of the Finance Parties and all persons to whom
          ----------
Section 47(3) of the Banking Act (Cap. 19) applies may, for the purposes of
Section 47(4)(a) of the Banking Act (Cap. 19) or other law, from time to time disclose on a confidential basis to any Government Authority in Singapore or relevant jurisdiction, any person who derives or may derive rights under or by reference to this Charge (including but not limited to any actual or potential participant, assignee, transferee or lender) such information in relation to the Borrower, this Charge, the money and other relevant particulars of any account which the Borrower has with any Finance Party, as it may be required.

14.6      Severance:  The illegality, invalidity or unenforceability of any
          ---------
provision of this Charge under the laws of any jurisdiction shall not affect its legality, validity or enforceability under the laws of any other jurisdiction nor the legality, validity or enforceability of any other provision.

14.7      Counterparts:  This Charge may be signed in any number of
          ------------
counterparts, all of which taken together and when delivered to the Agent shall constitute one and the same instrument. Any party may enter into this Charge by signing any such counterpart.

14.8      Governing law:  This Charge shall be governed by and construed in
          -------------
accordance with the laws of Singapore.

14.9      Submission to jurisdiction:  In relation to any legal action or
          --------------------------
proceedings arising out of or in connection with this Charge ("Proceedings"),
                                                               -----------
the Borrower irrevocably submits to the non-exclusive jurisdiction of the courts of Singapore and waives any objection to Proceedings in any such court on the grounds of venue or on the grounds that the Proceedings have been brought in an inconvenient forum. These submissions shall not affect the right of any Finance Party to take Proceedings in any other jurisdiction nor shall the taking of Proceedings in any jurisdiction preclude the Finance Parties from taking Proceedings in any other jurisdiction, whether concurrently or not.

14.10     Costs and expenses:  All legal and other fees and out-of-pocket
          ------------------
expenses (including, without limitation, goods and services tax) reasonably incurred by the Finance Parties or payable in connection with the preparation, execution, completion, filing and registration of this Charge and all the other documents referred to in this Charge, unless paid or discharged by the Borrower, shall be paid by the Borrower.

14.11     Enforcement expenses:  All legal fees on a full indemnity basis and
          --------------------
other costs and disbursements (including, without limitation, goods and services tax) reasonably incurred by the Finance Parties or payable in connection with demanding and enforcing payment of moneys due under this Charge and all the other documents referred to in this Charge and otherwise howsoever in enforcing or contemplation of the enforcement of the performance of any of the undertakings, stipulations, terms, conditions or provisions of this Charge shall be paid by the Borrower.

14.12     GST and others: Any stamp duty, levies, transaction taxes (including,
          --------------
without limitation, goods and services tax) imposed by law or required to be paid in respect of any moneys paid or payable to or received or receivable by the Finance Parties or any expenses incurred by the Finance Parties or incurred in connection with the execution, delivery, performance or enforcement of this Charge and all the other documents referred to in this Charge shall (except to the extent prohibited by law) be borne and paid by the Borrower.

14.13    Language:  All notices or communications under or in connection with
         --------
this Charge shall be in English or, if in any other language, accompanied by a translation into English certified as the Agent may require. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.



         IN WITNESS WHEREOF this Charge was executed as a deed.

The Borrower
------------

The Common Seal of                      )
ASSOCIATED SPRING-ASIA                  )         Affixed a Common Seal
PTE LTD                                 )
was hereunto affixed in the             )
presence of:-                           )

                               Sd. Lai Ho Kwong
                               DIRECTOR

                               Sd. Tan-Goh Song Gek Alice
                               DIRECTOR / SECRETARY


Address:            28 Tuas Avenue 2, Jurong, Singapore 639459
Telephone No.:      (65) 863 9251
Facsimile No.:      (65) 861 3142
Attention:          Mr Lai Ho Kwong
                    Managing Director


The Agent
---------

SIGNED SEALED and DELIVERED             )
for and on behalf of                    )
THE DEVELOPMENT BANK                    )
OF SINGAPORE LIMITED                    )
by its Attorney                         )         Affixed a Seal
TAN EE LEE                              )
acting under a Power of Attorney        )         Sd. Tan Ee Lee
dated the 28th day of March 2000        )
(a copy of which was deposited          )
in the Registry, Supreme Court,         )
Singapore on the 10th day of            )
April 2000 and registered as            )
No. 2645 of 2000) in the                )
presence of:-                           )

Sd. Ng Su-Ran

______________________
Name of Witness:  NG SU-RAN

Address:            6 Shenton Way #03-05, DBS Building Tower One,
                    Singapore 068809
Telephone No.:      (65) 878 8888
Facsimile No.:      (65) 224 2742
Attention:          Advisory Banking, Investment Banking Group

I, ALICE TAN SONG GEK, an Advocate and Solicitor of the Supreme Court of the Republic of Singapore practising in Singapore hereby certify that on 19th June 2001, the Common Seal of ASSOCIATED SPRING-ASIA PTE LTD was duly affixed on the above Charge at Singapore in my presence in accordance with the Articles of Association of the said company (which Articles of Association have been produced and shown to me).

          Witness my hand this 19th day of June 2001.


                                        Sd. Alice Tan Song Gek

                                                                    EXHIBIT 10.2
                                                                    ------------


                       DATED THIS 19TH DAY OF JUNE 2001
                       --------------------------------



                       (1)  BARNES GROUP INC.

                            as the Guarantor



                            And



                       (2)  THE DEVELOPMENT BANK
                            OF SINGAPORE LIMITED

                            as the Agent



                       GUARANTEE



                       TAN JINHWEE, EUNICE & LIM CHOOENG
                       ADVOCATES & SOLICITORS
                       105 CECIL STREET #23-00
                       THE OCTAGON
                       SINGAPORE 069534

                       TJH/NSR/200113-4806
                       18.6.2001
                       nsr 51-f

                               TABLE OF CONTENTS
                               -----------------

 1.      DEFINITIONS AND INTERPRETATION.......................  1

 2.      GUARANTEE AND INDEMNITY..............................  2

 3.      SECURITY UNAFFECTED..................................  2

 4.      REPRESENTATIONS AND WARRANTIES.......................  5

 5.      UNDERTAKINGS.........................................  7

 6.      PAYMENT PROVISIONS...................................  9

 7.      SET-OFF AND WITHHOLDINGS............................. 10

 8.      INDEMNITIES.......................................... 11

 9.      SET-OFF.............................................. 12

10.      NOTICES.............................................. 12

11.      SUCCESSORS BOUND..................................... 13

12.      MISCELLANEOUS........................................ 13

          THIS GUARANTEE is made the 19th day of June Two thousand and one
(2001) Between:-


(1) BARNES GROUP INC., a company incorporated in the State of Delaware, United States of America and having its executive office at 123 Main Street, Bristol, CT 06011, United States of America (the "Guarantor"); and
                                                       ---------


(2) THE DEVELOPMENT BANK OF SINGAPORE LIMITED (Company Registration No. 196800306E), a company incorporated in Singapore and having its registered office at 6 Shenton Way, DBS Building, Singapore 068809 as agent for itself and the Term Loan Banks as defined in the Facility Agreement referred to below (the "Agent" which expression shall include its successors in title,
                 -----
     assigns and transferees).



          WHEREAS:-


(A)       By a facility agreement dated 19th June 2001 ("Facility Agreement")
                                                         ------------------
made between (1) the Borrower (as hereinafter defined), (2) the Agent, and (3) The Development Bank of Singapore Limited as the Original Term Loan Bank, the Term Loan Banks (as therein defined) agreed to make available to the Borrower a transferable term loan facility of up to the principal amount of Yen three billion and three hundred million ((Yen)3,300,000,000), on and subject to the terms and conditions therein contained.

(B) The execution and delivery of this Guarantee by the Guarantor is one of the conditions precedent to the obligations of the Term Loan Banks under the Facility Agreement.

(C) The Guarantor (after giving due consideration to the terms and conditions of the Facility Agreement and satisfying itself that the execution and delivery of this Guarantee will benefit it and is in its best interests) has agreed to enter into this Guarantee.



          NOW THIS GUARANTEE WITNESSETH as follows:-


1.        DEFINITIONS AND INTERPRETATION
          ------------------------------

1.1       Terms defined:  In this Guarantee, unless where otherwise defined
          -------------
herein or the context otherwise requires, all words and expressions as defined in the Facility Agreement shall have the same meanings when used or referred to herein and the following words or expressions shall have the following meanings respectively:-

          "Borrower" means Associated Spring-Asia Pte Ltd (Company Registration
           --------
          No. 198100597E), a company incorporated in Singapore and having its registered office at 28 Tuas Avenue 2, Jurong, Singapore 639459; and

          "Discharge Date" means the date the Total Indebtedness is fully
           --------------
          discharged and the Facility under the Facility Agreement ceases to be available for utilisation and each of the Borrower and the Guarantor ceases to be under any liability to the Term Loan Banks and the Agent under or in connection with the Facility Agreement, this Guarantee and the other Security Documents and an absolute discharge of the Borrower and the Guarantor is signed by the Agent.

1.2       Construction:  Clauses 1.2 and 1.3 of the Facility Agreement shall
          ------------
apply to this Guarantee as if set out in full except that references in the said Clauses to "this Agreement" shall be deemed to be references to this Guarantee.
            --------------


2.        GUARANTEE AND INDEMNITY
          -----------------------

2.1 In consideration of the premises and the Term Loan Banks agreeing to make the Facility available to the Borrower and the Finance Parties acting under or in connection with the Facility Agreement (a copy of which the Guarantor acknowledges having received), the Guarantor hereby unconditionally and irrevocably guarantees to each Finance Party, as a continuing guarantee, the due and punctual payment by the Borrower of the Total Indebtedness and unconditionally and irrevocably undertakes that, if at any time and for any reason the Borrower does not make payment of any amount of the Total Indebtedness, by the time, on the date and in the currency and otherwise in the manner specified in the Facility Agreement (whether on maturity date, on acceleration or otherwise), the Guarantor shall pay the amounts not so paid within five (5) Business Days of first written demand by the Agent in the currency provided in the Facility Agreement as if the Guarantor was expressed to be the primary obligor.

2.2 As a separate, additional and continuing obligation the Guarantor unconditionally and irrevocably undertakes with the Finance Parties that, should the Total Indebtedness not be recoverable from the Guarantor for any reason whatsoever (including, but without prejudice to the generality of the foregoing, by reason of any provision of this Guarantee or the Facility Agreement or any other Security Document being or becoming void, unenforceable or otherwise invalid under any applicable law) then notwithstanding that it may have been known to the Finance Parties or any of them, the Guarantor will, as sole, original and independent obligor, make payment of the Total Indebtedness by way of full indemnity in such currency and otherwise in such manner as is provided for in this Guarantee.


3.        SECURITY UNAFFECTED
          -------------------

3.1 The liabilities and obligations of the Guarantor under this Guarantee remain in full force and effect, subject to Clause 3.2, until the Discharge Date, notwithstanding any act, omission, neglect, event or matter whatsoever, and without prejudice to its generality, the foregoing shall apply in relation to anything which would have discharged the Guarantor (wholly or in part) or which would have afforded the

Guarantor any legal or equitable defence, and in relation to any winding-up or dissolution of, or any change in the constitution or corporate identity or loss of corporate identity by, the Borrower or any other person.

3.2 Any such discharge or release as is referred to in Clause 3.1 and any composition or arrangement which the Guarantor may effect with the Finance Parties or any of them, shall be deemed to be made subject to the condition that it will be void, if any payment or security which the Finance Parties or any of them may previously have received or may thereafter receive from any person in respect of the Total Indebtedness or other payments as stipulated in this Guarantee, is set aside under any applicable law or proves to have been for any reason invalid and, in the event of any such payment or security being so set aside or invalid, the Finance Parties shall be entitled subsequently to enforce this Guarantee against the Guarantor as if such discharge, release, composition or arrangement had not occurred.

3.3 Without prejudice to the generality of Clauses 3.1 and 3.2, none of the liabilities or obligations of the Guarantor under this Guarantee shall be affected or impaired by:-

          (a) the Finance Parties or any of them agreeing with the Borrower or any other person on any variation or departure (however substantial) of or from the Facility Agreement or any Security Document and any such variation or departure shall, whatever its nature, be binding upon the Guarantor in all circumstances notwithstanding that it may increase or otherwise affect the liability of the Guarantor Provided however that if any such variation is made without the Guarantor's prior written consent increasing the principal amount of the Facility, the liability of the Guarantor shall be limited to the amount for which it would have been liable had such variation not been made;

          (b) any provision of this Guarantee or the Facility Agreement or any other Security Document or any other document or security being or becoming void, frustrated, unenforceable or otherwise invalid under any applicable law as regards the Borrower or any other person for any reason whatsoever, to the intent that the Guarantor's obligations hereunder shall remain in full force and effect and this Guarantee be construed accordingly as if there were no such voidness, frustration, unenforceability or invalidity;

          (c) any legal limitation, disability, incapacity or other circumstances relating to the Borrower or any other party;

          (d) any intermediate payment or settlement of account or satisfaction of the whole or any part of any sum or sums of money due or owing to the Finance Parties under the Facility Agreement or this Guarantee or any other Security Document or otherwise and shall extend to cover all moneys which shall from time to time be owing by the Borrower to the Finance Parties under the Facility Agreement and the Security Documents to which it is a party and by the Guarantor to the Finance Parties under this Guarantee and all moneys outstanding and not immediately payable for which the Borrower is absolutely or contingently liable to the Finance Parties thereunder and Guarantor is absolutely or contingently liable to the Finance Parties hereunder;

          (e) any change by amalgamation, reconstruction or otherwise which may be made in the constitution of the company by which the business of any of the Finance Parties may for the time being be carried on and shall be available to the company carrying on the business of the such Finance Parties for the time being;

          (f) (i) any time, covenant not to sue, indulgence, concession, waiver or consent at any time given to the Borrower or any other person,
               (ii) any alteration, amendment, variation, supplement, renewal or replacement of any agreement, document, guarantee or Security Interest (including, without limitation, the Facility Agreement and the Security Documents), (iii) the making or absence of any demand on the Borrower or any other person for payment, (iv) the enforcement or absence of enforcement of any agreement, guarantee, document or Security Interest (including, without limitation, the Facility Agreement and the Security Documents),
               (v) the taking, existence or release of any agreement, guarantee, document, Security Interest, right, power, authority, discretion or remedy, (vi) the bankruptcy, insolvency, winding-up, dissolution, amalgamation, reconstruction or reorganisation of the Borrower or any other person (or the commencement of any of the foregoing), (vii) any arrangement, composition or compromise entered into by the Borrower or any other person, (viii) any moratorium or other suspension of any agreement, guarantee, document, Security Interest, right, power, authority, discretion or remedy, (ix) the illegality, invalidity, unenforceability or otherwise of limited force or effect of or any defect in any provision of any agreement, guarantee, document or Security Interest (including, without limitation, the Facility Agreement and the Security Documents) or any of the obligations of any of the parties thereunder, (x) any failure to take, or fully to take, any Security Interest contemplated by the Facility Agreement or otherwise agreed to be taken in respect of the Total Indebtedness, or (xi) any other act, matter or thing whatsoever which, but for this Clause 3, would or might impair or discharge the rights of the Finance Parties under this Guarantee or the Facility Agreement or the other Security Documents.

For the avoidance of doubt and notwithstanding the provisions of Clause 3.3(f), it is hereby agreed that the provisions of this Guarantee and the obligations and liabilities of the Guarantor and the Finance Parties hereunder may be waived, amended, varied and/or supplemented (whether wholly or in part) in writing executed by the Guarantor and the Agent (with the consent of all the Term Loan Banks), and such waiver, amendment, variation and/or supplement shall be valid and enforceable between the parties hereto.

3.4 The Guarantor agrees to be bound by this Guarantee notwithstanding that any other person which has intended to sign or to be bound may not do so or be effectually bound and notwithstanding that this Guarantee may be determined or become invalid or unenforceable against any one or more of such persons whether or not the deficiency is known to the Finance Parties or any of them.

3.5 The Agent may place and keep any monies received by virtue of this Guarantee (whether before or after the insolvency, bankruptcy or winding-up of the Borrower or any other person) to the credit of a suspense account for so long as the Agent may think fit in order to preserve the rights of the Finance Parties to sue or prove for the whole of the Total Indebtedness against the Borrower or any other person.

3.6 The security created by this Guarantee shall constitute and be a continuing security notwithstanding any settlement of account or reduction or repayment of the Total Indebtedness for the time being owing or any other matter or thing whatsoever and shall be in addition to, and shall not be merged in, or be in any way prejudiced or affected by any collateral or other security from time to time held or judgment or order obtained by the Finance Parties or any of them for all or any part of the Total Indebtedness nor shall any such collateral or other security, judgment or order or any lien to which the Finance Parties or any of them may be otherwise entitled or the liability of the Borrower or any others not parties hereto for all or any part of the Total Indebtedness be in any way prejudiced or affected by this Guarantee.

3.7 The Guarantor shall, from time to time upon being required to do so by the Agent, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents, in form and substance satisfactory to the Agent, as the Agent may consider necessary or desirable for giving full effect to this Guarantee and securing to the Finance Parties the full benefit of the rights, powers and remedies conferred upon the Finance Parties in this Guarantee.


4.        REPRESENTATIONS AND WARRANTIES
          ------------------------------

4.1 The Guarantor hereby warrants and represents to each of the Finance Parties as follows:-

          (a)  Status: it is a corporation incorporated in accordance with, and
               ------
               validly existing under, the laws of the State of Delaware, United States of America;

          (b)  Assets: it has the power to own its assets and carry on its
               ------
               business and operations as they are now being conducted and will maintain, preserve and protect all of its assets in accordance with good business practice;

          (c)  Validity: this Guarantee when executed and delivered will
               --------
               constitute its legal, valid, binding and enforceable obligations in accordance with its terms;

          (d)  Authorisations and consents: all acts, conditions and things
               ---------------------------
               required to be done, fulfilled and performed (including the obtaining of any necessary consents) in order (aa) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in this Guarantee, (bb) to ensure that the obligations expressed to be assumed by it in this Guarantee are legal, valid, binding and enforceable, and (cc) to make this Guarantee admissible in evidence in the State of Delaware, United States of America and Singapore, have been done, fulfilled and performed;

          (e)  Non-conflict: its entry into and performance of this Guarantee
               ------------
               and the transactions contemplated hereby do not and will not:-

               (i) conflict with (aa) its Bye-laws or other constitutional documents, (bb) any law or any official or judicial order applicable to it or otherwise binding on it, or (cc) any agreement or document to which it is a party or which is binding on it or its assets; or

               (ii) result in the creation or imposition of (or enforceability
                    of) any Security Interest on or over all or any of its assets pursuant to the provisions of any agreement or document;

          (f)  Litigation: no litigation, arbitration or administrative
               ----------
               proceedings or claims which might by itself or together with any other such proceedings or claims have a material adverse effect on it is presently in progress or pending or, to the best of its knowledge, information and belief, threatened against it or any of its assets;

          (g)  Solvency: it is solvent; no appointment of a receiver and/or
               --------
               manager, judicial manager, liquidator, administrator or similar officer has been or is being made;

          (h)  Corporate documents: copies of its Bye-laws and other
               -------------------
               constitutional documents and certified extracts of its board resolutions delivered to the Agent are true and accurate copies of its corporate records;

          (i)  Information: all of the written information supplied to the
               -----------
               Agent are true, complete and accurate in all material respects and it is not aware of any fact or circumstance that has not been disclosed to the Finance Parties and which might, if disclosed, adversely affect the decision of a person considering whether or not to provide or maintain finance to the Borrower;

          (j)  Financial statements: its audited financial statements most
               --------------------
               recently delivered to the Agent:-

               (i) have been prepared in accordance with accounting principles and practices generally accepted in the United States of America consistently applied; and

               (ii) present a true and fair view of its financial condition as at the date to which they were drawn up; since that date there has been no material adverse change in its financial condition as shown in such accounts; and

          (k)  Ownership: (i) the whole of the issued share capital of the
               ---------
               Borrower is legally and beneficially owned by Barnes Group (Bermuda) Limited (Company Registration UF19573Z) ("Barnes
                                                                   ------
               Bermuda"), and (ii) the whole of the issued share capital of
               -------
               Barnes Bermuda is legally and beneficially owned by the Guarantor.

4.2       Repetition:  Each of the representations and warranties contained in
          ----------
Clause 4.1 shall survive and continue to have full force and effect after the execution of this Guarantee and shall be deemed to be repeated on each Interest Payment Date so long as the Total Indebtedness remains outstanding or the Facility is in effect, with reference to the facts and circumstances then subsisting as if made at each such time.


5.        UNDERTAKINGS
          ------------

          The Guarantor undertakes and agrees with each of the Finance Parties that so long as the Total Indebtedness remains outstanding or the Facility is in effect that:-

          (a)  Accounts and information: it will:-
               ------------------------

               (i) deliver to the Agent, in sufficient copies for each of the Finance Parties, as soon as they become available, but in any event within one hundred and eighty (180) days after the end of each of its financial periods (which shall not be longer than fifteen (15) months), copies of its financial statements for that period, which shall contain an income statement and a balance sheet, be prepared on a basis consistently applied, be audited and certified by a firm of independent accountants of recognised international standing and if qualified, such qualification shall not be in a manner which is, in the opinion of the Agent, material in the context of this Guarantee, together with the auditor's report;

               (ii) deliver to the Agent, in sufficient copies for each of the Finance Parties, as soon as they become available, but in any event within ninety (90) days after the end of its financial period to which they relate, copies of its unaudited half-yearly financial statements;

               (iii) deliver to the Agent, in sufficient copies for each of the Finance Parties, all notices or other documents dispatched by it to its shareholders (or any class thereof) or its creditors generally (or any class thereof); and

               (iv) promptly supply the Agent with sufficient copies for each of the Finance Parties with such information (except that of a proprietary nature) as the Agent may from time to time reasonably request;

          (b)  Claims pari passu: it will ensure that its payment obligations
               -----------------
               under this Guarantee rank at least pari passu with the claims of all its other direct, unconditional, unsubordinated and general obligations save those claims which are preferred solely by any bankruptcy, insolvency, liquidation or other laws of general application;

          (c)  Authorisations and consents: it will maintain in full force and
               ---------------------------
               effect all such authorisations and consents as are referred to in Clause 4.1(d), take prompt steps to obtain any other authorisation or consent which may be necessary or advisable for the purposes specified in Clause 4.1(d), and comply with all terms, conditions and restrictions, if any, imposed in connection with any of such authorisations and consents and maintain or accomplish any filing or registration with any Government Authority which may be or become necessary or advisable for such purposes;

          (d)  Performance of this Guarantee: it will perform all covenants,
               -----------------------------
               provisions, undertakings, terms and conditions on its part to be performed and observed under this Guarantee;

          (e)  Notification of change: it will promptly notify the Agent of any
               ----------------------
               event or change in its condition (financial, business or otherwise) and of any litigation, arbitration or administrative proceedings being threatened or initiated against it before any court, tribunal or administrative agency, which might have a material adverse effect on it, all such notification to be given to the Agent as soon as practicable after it has knowledge of the said event or change or of the said proceedings or threat thereof and the amount of contingent liability, if such amount is ascertainable; and

          (f)  Notification of winding-up and judicial management, etc: it will
               -------------------------------------------------------
               immediately upon becoming aware thereof notify the Agent of any petition filed or notice for passing of a resolution for the winding-up or appointment of a judicial manager, trustee, administrator or similar officer of the Guarantor, such notification if made verbally to be followed up in writing within twenty-four (24) hours therefor.


6.        PAYMENT PROVISIONS
          ------------------

6.1       Time and place of payment: All payments to be made by the Guarantor
          -------------------------
under or pursuant to this Guarantee shall be made by on the relevant due date, if due in Yen, in Yen, and in any other case, in the currency in which such amount is due, as follows:-

          (a) if due in Yen, by payment in Yen not later than 11.00 a.m. (Singapore) time on the relevant due date in immediately available and freely transferable funds (or such other funds as the Agent determines to be customary in Tokyo for the settlement in Tokyo of international banking transactions in Yen), to such account or accounts in Singapore as the Agent may in writing by prior notice designate; and

          (b) if due in any other currency, by payment in that currency to the Agent not later than 11.00 a.m. (Singapore) time on the relevant due date in immediately available and freely transferable funds, to such account or accounts as the Agent may in writing by prior notice designate.

6.2       Payment on Business Day: If any sum becomes due for payment under or
          -----------------------
pursuant this Guarantee on a day which is not a Business Day, such payment shall be made on the next succeeding day which is a Business Day unless such next succeeding Business Day falls in the following month in which event such sum shall be made on the immediately preceding Business Day and all calculations of interest shall be adjusted accordingly.

6.3       Payment by deduction: Where the Guarantor has failed to make the
          --------------------
requisite payment by the relevant due date, the Finance Parties shall in addition to its other remedies be entitled to effect payment (to the extent not already paid or discharged) of all fees, expenses and other sums due and payable by the Guarantor under this Guarantee out of and by deduction against any account which the Guarantor may have with the Finance Parties or any of them and the Guarantor hereby authorises each of the Finance Parties to do so.


7.        SET-OFF AND WITHHOLDINGS
          ------------------------

7.1       No set-off or withholdings: All sums payable by the Guarantor to the
          --------------------------
Finance Parties under or pursuant to this Guarantee shall be paid in full, free of any restriction or condition, without set-off or counterclaim and without any deduction or withholding for or on account of any taxes or otherwise, unless the deduction or withholding is required by law, in which event the Guarantor shall:-

          (a) notify the Agent as soon as the Guarantor becomes aware of such a requirement;

          (b) ensure that such deduction or withholding does not exceed the minimum legal liability therefor and forthwith pay to the Agent for account of the relevant Finance Parties such additional amount as is necessary to ensure that the relevant Finance Parties receive on the due date and retains (free from any liability other than tax on the overall net income of such Finance Party) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made; and

         (c) forthwith pay the full amount required to be deducted or withheld (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this sub-Clause) to the relevant taxation or other authority within the time allowed for such payment under applicable law and promptly deliver to the Agent, after it has made such payment to the relevant authority, an original receipt (or a certified true copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of the relevant Finance Party's share of such payment.

7.2      Indemnities: Without prejudice to the provisions of Clause 7.1, if any
         -----------
Finance Party is required by any applicable law to make any payment, whether on account of tax (not being a tax imposed on the overall net income of such Finance Party) or otherwise or on or in relation to any sum received or receivable under this Guarantee by any Finance Party (including, without limitation, any sum received or receivable under this Clause 7.2) or any liability in respect of any such payment is asserted, imposed, levied or assessed against any Finance Party, the Guarantor shall, upon demand of the Agent, promptly indemnify such Finance Party against such payment or liability, together with any interest, penalties and expenses payable or incurred in connection therewith.

7.3      Goods and services tax: The Guarantor shall also pay on demand to the
         ----------------------
Agent for account of the relevant Finance Parties on demand, in addition to any amount payable by the Guarantor under or pursuant to this Guarantee, any goods and services, value added or other similar tax payable in respect of that amount (and references in this Guarantee to that amount shall be deemed to include any such taxes payable in addition to it).

7.4      Tax credit: If the Guarantor pays any increased amount under Clause 7.1
         ----------
and any Finance Party effectively obtains a refund of tax or credit against tax by reason of that payment, and if such Finance Party is able (in its sole opinion, which shall not be capable of being challenged) to identify that refund or credit as being attributable to that payment having regard to its other activities, then such Finance Party shall reimburse to the Guarantor such amount as it shall determine (any such determination being conclusive) to be the proportion of that refund or credit as will leave such Finance Party after that reimbursement in no better or worse position than it would have been in if that payment had not been required. None of the Finance Parties shall be obliged to arrange its tax affairs in any particular manner or to apply for such refund or credit for itself or the Guarantor or to disclose any information regarding its tax affairs or computations to the Guarantor.


8.       INDEMNITIES
         -----------

8.1      Indemnities: The Guarantor shall fully indemnify the Finance Parties
         -----------
from and against any expense, loss, damage or liability (as to the amount of which the certificate of such Finance Party shall, in the absence of manifest error, be prima facie evidence), whether arising out of this Guarantee or otherwise, which such Finance Party may incur as a consequence of any default on the Guarantor's part under or in connection with this Guarantee.

8.2      Currency indemnity:
         ------------------

         (a) Any amount received or recovered by any Finance Party in respect of any sum expressed to be due to it from the Guarantor under this Guarantee in a currency (the "Payment Currency") other than
                                                  ----------------
               that agreed to be payable hereunder (the "Agreed Currency")
                                                         ---------------
               whether as a result of, or of the enforcement of, a judgment or order of a court or tribunal of any jurisdiction shall only constitute a discharge to the Guarantor to the extent of the amount in the Agreed Currency which such Finance Party is able, in accordance with its usual practice at such Finance Party's prevailing exchange rate, to purchase with the amount so received or recovered in the Payment Currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do
               so).

         (b) If that amount in the Payment Currency is less than the amount in the Agreed Currency due to such Finance Party under this Guarantee, the Guarantor shall indemnify it against any loss sustained by it in that event. In any event, the Guarantor shall indemnify such Finance Party against the cost of making any such purchase.

8.3      Independent obligations: The indemnities contained in Clauses 8.1 and
         -----------------------
8.2 constitute separate and independent obligations from the other obligations in this Guarantee, shall give rise to separate and independent causes of action, shall apply irrespective of any indulgence granted by the Finance Parties and shall continue in full force and effect whether before and after any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Guarantee or any judgment or order. With regard to Clause 8.2, no proof or evidence of any actual loss may be required other than proof of the actual amount in the Agreed Currency purchased by the recipient as mentioned in Clause 8.2(a) and the date upon which such purchase was effected.

9.       SET-OFF
         -------

         Each Finance Party may at any time (whether before or after the declaration of an Event of Default) without notice to the Guarantor set off or transfer any credit balance (whether or not then due) to which the Guarantor is at any time beneficially entitled on any account (expressed in any currency) or debit such account at any office or branch of such Finance Party (whether in Singapore or elsewhere) in or towards satisfaction of the Total Indebtedness or any part thereof then due and unpaid or any money owing to such Finance Party by the Guarantor hereunder Provided That such debiting shall not constitute a waiver of any event of default. For that purpose, each Finance Party is authorised to use all or any part of any such credit balance to buy such other currencies as may be necessary to effect such application. None of the Finance Parties shall be obliged to exercise any of its rights under this Clause, which shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise). Each Finance Party shall through the Agent notify the Guarantor within three (3) Business Days after the exercise by it of any of its rights under this Clause.

10.      NOTICES
         -------

10.1     Address: Each notice or other communication under this Guarantee shall
         -------
be made by facsimile, letter or otherwise in writing. Each notice or other communication to be delivered to any party under this Guarantee shall be sent to that party at the facsimile number or address, and marked for the attention of the person (if any), from time to time designated by that party to the other party for the purpose of this Guarantee. The initial facsimile number, address and person (if any) so designated by each party are set out under its name at the end of this Guarantee. Any notice or other communication or document to the Borrower under this Guarantee shall be sent to, by or through, the Agent.

10.2     Deemed delivery: Any notice or other communication from the Guarantor
         ---------------
shall be irrevocable and shall not be effective until received by the Agent. Any notice or other communication from the Agent to the Guarantor shall be deemed to be received by the Guarantor (if sent by facsimile) 24 hours after despatch or (in any other case) when left at the address required by Clause 10.1 and receipt thereof acknowledged by the Guarantor or within three (3) Business Days after being sent by pre-paid registered post addressed to it at that address.


11.      SUCCESSORS BOUND
         ----------------

11.1 This Guarantee shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns (as the case may be), but the Guarantor shall not assign or transfer all or any of its rights and obligations hereunder.

11.2 Each of the Finance Parties may assign this Guarantee or the whole or a portion of its rights hereunder to any financial institution to which it sells or assigns all or any part of its share of the Facility, in which event references herein to each Finance Party shall thenceforth be deemed to include a reference to such assignee to the extent of its interest.


12.      MISCELLANEOUS
         -------------

12.1     Evidence of indebtedness: In any legal action or proceedings arising
         ------------------------
out of or in connection with the this Guarantee a statement as to any amount due to any Finance Party under this Guarantee which is certified as being correct by a duly authorised officer or officers of such Finance Party shall (unless otherwise provided in this Guarantee), in the absence of manifest error, be prima facie evidence of the existence and the amounts of the obligations of the Guarantor.

12.2     Certificates and determinations: Except as otherwise provided under
         -------------------------------
the provisions of this Guarantee or otherwise directed by a court of law, any certificate, determination or notification by any Finance Party as to any amount payable to it under this Guarantee is conclusive and binding on the Guarantor, save for manifest error, and any other certificate, determination, notification, opinion or the like of any Finance Party provided for in this Guarantee is prima facie evidence of the matter to which it relates, save for manifest error.

12.3     Application of moneys: If any sum paid or recovered in respect of the
         ---------------------
liabilities of the Guarantor under this Guarantee is less than the amount then due, the Agent shall apply that sum in accordance with Clause 18.3 of the Facility Agreement.

12.4     Waivers and consents: No delay or omission on the part of any Finance
         --------------------
Party in exercising any right or remedy under this Guarantee shall impair that right or remedy or operate as or be taken to be a waiver of it, nor shall any single partial or defective exercise by any Finance Party of any such right or remedy preclude any other or further exercise under this Guarantee of that or any other right or remedy; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or remedy or constitute a suspension or variation of any such right or remedy. Any waiver by any Finance Party under any provision of this Guarantee must be in writing and may be given subject to any conditions as such Finance Party may think fit. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given. Any waiver may be given before or after a breach occurs. The rights and remedies provided in this Guarantee are cumulative and are not exclusive of any rights or remedies provided by law.

12.5     Disclosure: Each of the Finance Parties and all persons to whom Section
         ----------
47(3) of the Banking Act (Cap. 19) applies may, for the purposes of Section 47(4)(a) of the Banking Act (Cap. 19) or other law, from time to time disclose on a confidential basis to any Government Authority in Singapore or relevant jurisdiction, any person who derives or may derive rights under or by reference to this Guarantee (including but not limited to any actual or potential participant, assignee, transferee or lender) such information in relation to the Guarantor, this Guarantee, the money and other relevant particulars of any account which the Guarantor has with any Finance Party, as it may be required.

12.6     Severance:  The illegality, invalidity or unenforceability of any
         ---------
provision of this Guarantee under the laws of any jurisdiction shall not affect its legality, validity or enforceability under the laws of any other jurisdiction nor the legality, validity or enforceability of any other provision.

12.7     Counterparts:  This Guarantee may be signed in any number of
         ------------
counterparts, all of which taken together and when delivered to the Agent shall constitute one and the same instrument. Any party may enter into this Guarantee by signing any such counterpart.

12.8     Governing law:  This Guarantee shall be governed by and construed in
         -------------
accordance with the laws of Singapore.

12.9     Submission to jurisdiction: In relation to any legal action or
         ---------------------------
proceedings against the Guarantor or any of its property arising out of or in connection with this Guarantee ("Proceedings"), the Guarantor hereby irrevocably
                                 -----------
consents to such Proceedings being brought in the courts of Singapore and/or any state or Federal court in Connecticut and the City of New York, United States of America, as the Agent may elect and by execution and delivery of this Guarantee the Guarantor hereby submits to and accepts with regard to such Proceedings, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. These submissions shall not affect the right of any Finance Party to take Proceedings in any other jurisdiction nor shall the taking of Proceedings in any jurisdiction preclude the Finance Parties from taking Proceedings in any other jurisdiction, whether concurrently or not. The Guarantor irrevocably consents to the service of process in any such Proceedings by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address as provided in Clause 10.1. The foregoing, however, shall not limit the rights of the Finance Parties to serve process in any other manner permitted by law. The Guarantor hereby irrevocably:-

          (a) appoints the Borrower whose registered office is now at 28 Tuas Avenue 2, Jurong, Singapore 639459 to receive, for and on behalf of the Guarantor any service of process in Singapore in any Proceedings with respect to this Guarantee;

          (b) agrees to maintain in Singapore a duly appointed process agent, notified to the Agent, for the purposes of sub-clause (a) above;

          (c) agrees that failure by any such process agent to give notice of such process to it shall not impair the validity of such service or of any judgment or order based thereon;

          (d) consents to the service of process out of any of the said courts in any such proceedings by the airmailing of copies, postage prepaid, to the Guarantor at its said address; and

          (e) agrees that nothing herein shall affect the right to serve process in any other manner permitted by law.

The Guarantor hereby irrevocably waives any objection which may now or hereafter have to the laying of the venue of any Proceedings in Singapore, the State of Connecticut and/or the State of New York and further waives any claim that any of Singapore and the State of Connecticut and State of New York is not a convenient forum for such Proceeding.

12.10     Costs and expenses: All legal and other fees and out-of-pocket
          ------------------
expenses (including, without limitation, goods and services tax) reasonably incurred by the Finance Parties or payable in connection with the preparation, execution, completion, filing and registration of this Guarantee and all the other documents referred to in this Guarantee, unless paid or discharged by the Borrower, shall be paid by the Guarantor.

12.11     Enforcement expenses: All legal fees on a full indemnity basis and
          --------------------
other costs and disbursements (including, without limitation, goods and services tax) reasonably incurred by the Finance Parties or payable in connection with demanding and enforcing payment of moneys due under this Guarantee and all the other documents referred to in this Guarantee and otherwise howsoever in enforcing or contemplation of the enforcement of the performance of any of the undertakings, stipulations, terms, conditions or provisions of this Guarantee shall be paid by the Guarantor.

12.12     GST and others: Any stamp duty, levies, transaction taxes (including,
          --------------
without limitation, goods and services tax) imposed by law or required to be paid in respect of any moneys paid or payable to or received or receivable by the Finance Parties or any expenses incurred by the Finance Parties or incurred in connection with the execution, delivery, performance or enforcement of this Guarantee and all the other documents referred to in this Guarantee shall (except to the extent prohibited by law) be borne and paid by the Guarantor.

12.13     Language:  All notices or communications under or in connection with
          --------
this Guarantee shall be in English or, if in any other language, accompanied by a translation into English certified as the Agent may require. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.


          IN WITNESS WHEREOF this Guarantee was executed as a deed.

The Guarantor
-------------

BARNES GROUP INC.,                )          Subscribed and sworn to before me
a Delaware corporation            )          this 18th day of June 2001.
by: Sd. David J. Sinder           )
its: Assistant Treasurer          )          Sd. Eleanor K. Twombly
                                             Notary Public

Address:                   123 Main Street, P.O. Box 489, Bristol CT 06011-0489,
                           United States of America
Telephone No.:             (1) (860) 973 2149
Facsimile No.:             (1) (860) 582 4008
Attention:                 Mr David J. Sinder
                           Assistant Treasurer




The Agent
---------

SIGNED SEALED and DELIVERED       )
for and on behalf of              )
THE DEVELOPMENT BANK              )
OF SINGAPORE LIMITED              )     Affixed a Seal
by its Attorney                   )
TAN EE LEE                        )     Sd. Tan Ee Lee
acting under a Power of Attorney  )
dated the 28th day of March 2000  )
(a copy of which was deposited    )
in the Registry, Supreme Court,   )
Singapore on the 10th day of      )
April 2000 and registered as      )
No. 2645 of 2000) in the          )
presence of:-                     )


 Sd. Esther Chia
-----------------
Name of Witness: ESTHER CHIA

Address:           6 Shenton Way #03-05, DBS Building Tower One,
                   Singapore 068809
Telephone No.:     (65) 878 8888
Facsimile No.:     (65) 224 2742
Attention:         Advisory Banking, Investment Banking Group

                                                                    EXHIBIT 10.3
                                                                    ------------


(Multicurrency -- Cross Border)

                                   ISDA (R)
                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT


                           dated as of  19 June 2001
                                        ------------


  ASSOCIATED SPRING-ASIA PTE LTD and THE DEVELOPMENT BANK OF SINGAPORE LIMITED
  ------------------------------     -----------------------------------------

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those

Transactions.

Accordingly, the parties agree as follows: --

1.  Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.  Obligations

(a)     General Conditions.

        (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.


        (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

        (iii) Each obligation of each party under Section 2(a)(i) is subject to
              (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  Netting. If on any date amounts would otherwise be payable:--

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1)  promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii)  Liability. If: --

           (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

           (2) X does not so deduct or withhold; and

           (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)). proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii)  any other documents specified in the Schedule or any Confirmation;
           and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.


5.   Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

           (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

           (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

           (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

           (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

           (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.   Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) Transfer to Avoid Termination Event. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv)  Right to Terminate. If: --

           (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

           (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the any such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  Effect of Designation.

     (i)   If notice designating an Early Termination Date is given under
     Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)   Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default: --

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event: --

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties: --

              (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                    (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answer back is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any to reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or re-establishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.




Associated Spring-Asia Pte Ltd        The Development Bank of Singapore Limited
------------------------------        -----------------------------------------
    (Name of Party)                                  (Name of Party)



By:     /s/ .Sd. Lai Ho Kwong         By   /s/ Sd. Wendy Tan Mew Cheng
        ---------------------              ---------------------------
Name:   LAI HO KWONG                  Name:  WENDY TAN MEW CHENG (MRS)
Title:  Managing Director             Title: Managing Director
Date:   19 June 2001                  Date:  20 June 2001

                       SCHEDULE to the Master Agreement

                           dated as of  19 June 2001
                                        ------------

                                    between


                        ASSOCIATED SPRING ASIA PTE LTD

                                  ("Party A")

                                      and

                     THE DEVELOPMENT BANK OF SINGAPORE LTD

                                  ("Party B")


                                    Part 1
                                    ------

                            Termination Provisions

(1)  "Specified Entity" means in relation to Party A for the purpose of:-

     Section 5(a)(v)                All Affiliates.
     Section 5(a)(vi)               All Affiliates.
     Section 5(a)(vii)              All Affiliates.
     Section 5(b)(iv)               All Affiliates.

     and in relation to Party B for the purpose of:-

     Section 5(a)(v)                Not Applicable.
     Section 5(a)(vi)               Not Applicable.
     Section 5(a)(vii)              Not Applicable.
     Section 5(b)(iv)               Not Applicable.

(2)  "Specified Transaction" will have the meaning given to it in Section 14.

(3) The "Cross Default" provisions will apply to both parties Provided That where there is non-payment by reason of mistake, oversight or transfer difficulty and it does not continue beyond three (3) Local Business Days after receipt of written notice from the relevant holder(s) of Specified Indebtedness, such events or conditions shall not constitute a Cross Default hereunder.

     "Threshold Amount" means 3% of the shareholders' funds of Party A or Party B as the case may be (as specified from time to time in its most recently published audited annual accounts).

     "Specified Indebtedness" will have the meaning given to it in Section 14, and shall include any amount payable under any Derivative Transaction. In this context, "Derivative Transaction" means any rate swap, rate cap, rate floor, rate collar, currency exchange transaction, equity swap, commodity swap, forward rate agreement or other exchange or rate protection transaction, or any option or future in relation to any security, basket of securities or index, or any combination of such transactions or agreements or any option or future with respect to any such transaction. For the purpose of Section 5(a)(vi)(1):-

     (a) any reference to Specified Indebtedness becoming, or becoming capable of being declared, due and payable, shall in the case of Specified Indebtedness which is a Derivative Transaction, be deemed to be a reference to such Specified Indebtedness being, or becoming capable, of being terminated by the other party to such Derivative Transaction by virtue of an event of default affecting the first party;

     (b) in determining amount to be included in "Threshold Amount" with respect to Specified Indebtedness which is a Derivative Transaction, the mark-to-market value of such Derivative Transaction shall be used or, if it is not available, the Non-Defaulting Party shall determine the mark-to-market value of such Derivative Transaction in good faith on the basis of the information available to it.

     PROVIDED, however, that obligations in respect of interbank deposits received shall not constitute Specified Indebtedness for the purposes of clause (2) of Section 5(a)(vi).

(4) "Termination Currency" means United States Dollars unless all Transactions hereunder are denominated in a single currency in which case such currency shall be the Termination Currency.

(5) The "Credit Event upon Merger" provisions of Section 5(b)(iv) will apply to both Party A and Party B.

(6) The Automatic Early Termination provisions of Section 6(a) shall not apply to Party A and Party B provided, however, where the Event of Default specified in Section 5(a)(vii)(1), (3), (4), (5), (6) or to the extent analogous thereto, (8) of the Agreement, is governed by a system of law which does not permit termination to take place after the occurrence of the relevant Event of Default, then the Automatic Early Termination provision of Section 6(a) of the Agreement will apply to Party A and Party B*.

     *    to be inserted whenever  AET is  not to apply to a counterparty.

     Section 6(e)(iii) of this Agreement shall be amended to include the following sentences after the existing sentence:-

     "In addition to, and notwithstanding anything to the contrary in the preceding sentence of this Section 6(e)(iii), if an Early Termination Date is deemed to have occurred under Section 6(a) as a result of Automatic Early Termination, the Defaulting Party hereby agrees to indemnify the Non-Defaulting Party on demand against all loss or damage that the Non-Defaulting Party may sustain or incur in respect of each Transaction as a result of movement in interest rates, currency exchange rates or market quotations between the Early Termination Date and the date (the "Determination Date") upon which the Non-Defaulting Party first becomes aware that the Early Termination Date has been deemed to have occurred under Section 6(a).

     If the Non-Defaulting Party shall determine that it would gain or benefit from the movement in interest rates, currency exchange rates or market quotations between the Early Termination Date and the Determination Date, the amount of such gain or benefit shall be deducted from the amount payable by the Defaulting Party pursuant to Section 6(e)(i)(4).

     The Determination Date shall be a date not later than the date upon which creditors generally of the Defaulting Party are notified of the occurrence of the Event of Default leading to the deemed Early Termination Date."*

     *    to be used in cases where AET is  to apply to counterparties

(7) Payments on Early Termination: For the purpose of Section 6(e) of the Agreement, "Second Method" and "Loss" will apply.

(8) The following Additional Termination Events shall be inserted after Section 5(b)(v):

     "(vi) Singapore Dollar Transactions. With respect only to any Singapore Dollar Transaction, the occurrence of any event in relation to a party (which shall be the Affected Party) which, in the reasonable determination of the other party, would make such Transaction subject to consultation with, and approval of, the Monetary Authority of Singapore ("MAS") pursuant to any MAS Notice (including without limitation MAS Notice 757, as it may be amended, supplemented or otherwise modified from time to time and at any time) and MAS approval for such Transaction, or the transfer of such Transaction by the Affected Party to another office or entity acceptable to the other party, is not given within 14 Local Business Days of such occurrence. "Singapore Dollar Transaction" will mean (i) any Transaction identified as such in the relevant Confirmation and (ii) any Transaction in which payments are calculated with reference to the "S$ Swap Offer Rate", as defined in the relevant Confirmation. For purposes of Section 14, all Singapore Dollar Transactions shall be treated as a separate group of Terminated Transactions for which a separate Settlement Amount shall be calculated.

     (vii) Impossibility. Due to the occurrence of a natural or man-made disaster, armed conflict, act of terrorism, riot, labour disruption or any other circumstance beyond its control after the date on which a Transaction is entered into, it becomes impossible (other than as a result of its own misconduct) for such a party (which will be the Affected Party):-

               (i) to perform any absolute or contingent obligation, to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

               (ii) to perform, or any Credit Support Provider of such party to perform, any contingent or other obligations which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction.

               An Impossibility shall be treated as an Illegality for all purposes of this Agreement, provided that, in the event of an Impossibility, both parties will be treated as Affected Parties."

                                    Part 2
                                    ------

                              Tax Representations

(1)  Payer Tax Representations

     For the purpose of Section 3(e), Party A and Party B each make the following representation:-

     It is not required by any applicable law, as modified by the practice of any relevant governmental authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other Party under this Agreement. In making this representation, it may rely on:-

     (i) the accuracy of any representation made by the other Party pursuant to Section 3(f);

     (ii)   the satisfaction of the agreement of the other Party contained in
            Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other Party pursuant to Section 4(a)(i) or 4(a)(iii); and

     (iii)  the satisfaction of the agreement of the other Party contained in
            Section 4(d) of this Agreement,

     PROVIDED that it shall not be a breach of this representation where reliance is placed on Clause (ii) and the other Party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(2)  Payee Tax Representations

     Representations of Party A
     --------------------------

     (Please advise)

     Representations of Party B
     --------------------------

     For the purpose of Section 3(f), Party B makes no Payee Tax
     Representations.


                                    Part 3
                                    ------

                        Agreement to deliver documents

For the purpose of Sections 4(a), each party agrees to deliver the following documents, as applicable:-

(1)  Tax forms, documents or certificates to be delivered are:-

Party required to    Form/Document/Certificate          Date by which to be
deliver document                                        delivered

Party A and Party B  Any form or document required or   Upon the earlier of (i)
                     reasonably requested in order to   reasonable demand by
                     allow the other party to make      the other party and (ii)
                   payments under this Agreement          learning that the form
                   without any deduction or               or document is
                   withholding for or on account of any   required.
                   Tax or with such deduction or
                   withholding at a reduced rate.

(2)  Other documents to be delivered are:-

Party          Form/Document/Certificate               Date by which              Covered by
required to                                            to be delivered            Section 3(d)
deliver                                                                           Representation
document

Party A and    Evidence of the authority,              On execution of            Yes
Party B        incumbency and specimen                 this Agreement
               signatures of each person executing     and thereafter on
               this Agreement or any Confirmation      the request of the
               or any other document on its behalf     other party.
               in connection with this Agreement.

Party A        All information (except that of a       On request                 Yes
               proprietary nature) regarding its
               operations & finances as Party B
               may reasonably request

Party A        A certified true copy each of the       On execution of this       Yes
               Memorandum & Articles of                Agreement and
               Association and Resolution of the       thereafter on the request
               Board of Directors of Party A           of the other party.
               authorising the execution of this
               Agreement and any Confirmation
               hereunder.

Party A        A legal opinion in a form satisfactory  On execution of this       No
               to Party B.                             Agreement.

Party A        Annual Audited Financial Statements     As soon as                 No
               prepared in accordance                  practicable after
               with accounting principles that are     execution of this
               generally accepted in the country in    Agreement and
               which the entity to which they relate   also within 180
               is organised.                           days of the financial
                                                       year end of Party A
                                                       while there are any
                                                       obligations outstanding
                                                       under this Agreement.

Party A        A Corporate Guarantee document to be    On execution of this       Yes
               signed by Barnes Group Inc.             Agreement.

                                    Part 4
                                    ------

                                 Miscellaneous

(1) Governing Law. This Agreement will be governed by and construed in accordance with the laws of Singapore. In this connection, Section 13(b)(i) of this Agreement is hereby deleted and substituted by the following:-

     "(i) submits to the non-exclusive jurisdiction of the Singapore courts to determine any proceedings; and"

(2)  Process Agent.  For the purpose of Section 13(c):-

     Party A appoints as its Process Agent: (Please advise)

     Party B appoints as its Process Agent: Not Applicable.

(3)  "Affiliate" will have the meaning specified in Section 14.

(4)  Offices, Multibranch Party.  For the purpose of Section 10:-

     The provisions of Section 10(a) will apply to this Agreement.

     Party A is not a Multibranch Party.

     Party B is a Multibranch Party and may act through any of the following offices:-

     Singapore Head Office, Tokyo Branch, London Branch, Los Angeles Agency and Hong Kong Branch.

(5)  Address for Notices. For the purpose of Section 12(a):-

     Addresses for notices to Party A:

     Associated Spring Asia Pte Ltd
     28 Tuas Avenue 2
     Singapore 639459
     Attn : Mr Ngiang Ching Kwang (Tel : 863 9251, Fax : 861 3142) Or Mrs Alice Hsien (Tel : 863 9288, Fax : 861 3142)

     Address for notices to Party B:

     DBS Bank, DBS Building, Tower Two
     6 Shenton Way
     Singapore 068809
     Attn: Manager, Settlements - Derivatives Section,
     Telex No: RS 24455  Answerback: DBSBNK
     Fax No: [+65] 2245490, Telephone No: [+65] 3216301

     with a copy to:-

     (Address same as above)
     Attn: Manager, Treasury - Derivatives Section
     Telex No: RS 24850  Answerback: DBSDEAL
     Fax No: [+65]2257464, Telephone No: [+65]2233153

(6)  Credit Support Document: A Corporate Guarantee to be duly executed.

     Credit Support Provider:-

     Credit Support Provider means in relation to Party A:  Barnes Group Inc.

     Credit Support Provider means in relation to Party B:  Not Applicable.

(7) Netting of Payments: Subparagraph (ii) of Section 2(c) of this Agreement shall apply.

(8)  Calculation Agent: The Calculation Agent is Party B.

                                    Part 5
                                    ------

                               Other provisions

(1) 1991 ISDA Definitions. The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc) (the "1991 ISDA Definitions") are incorporated in this Agreement. For these purposes, all references in the 1991 ISDA Definitions to a "Swap Transaction" shall be deemed to apply to each Transaction under this Agreement. In the event of any inconsistency between the 1991 ISDA Definitions and any other definitions incorporated in a Confirmation, the definitions incorporated into such Confirmation will govern. In the event of any inconsistency between the provisions of this Agreement and the 1991 ISDA Definitions, this Agreement will prevail.

(2)  1998 ISDA FX and Currency Option Definitions.
(a) The definitions and provisions contained in the 1998 FX and Currency Option Definitions published by the International Swaps and Derivatives Association, Inc., the Emerging Markets Traders Association and The Foreign Exchange Committee (the "1998 FX Definitions") are incorporated in this Agreement and shall apply to any FX Transaction or Currency Option Transaction, whether now existing or hereafter entered into by the parties hereto. In the event of any inconsistency between the 1991 ISDA Definitions and the 1998 FX Definitions, the 1998 FX Definitions shall prevail.

(b)  Any transaction:-

     (i) outstanding between the parties at the date this Agreement comes into force; or

     (ii) entered into by the parties at or after the date this Agreement comes into force which is an FX Transaction or a Currency Option Transaction as defined in the 1998 FX Definitions will be a Transaction for the purposes of this Agreement.

(c)  The following shall be inserted after Section 9(e)(ii):-

     "(iii)  Electronic Foreign Exchange and Currency Option Confirmations

              Where an FX or Currency Option Transaction is confirmed by means of an electronic messaging system or other document or other confirming evidence exchanged between the parties confirming such Transaction,

              (i) such electronic messages, document or evidence will constitute a Confirmation for the purposes of this Agreement even where not so specified therein and

              (ii) the definitions and provisions contained in the 1998 FX
                   Definitions will be incorporated into the Confirmation.

              In the event of any inconsistency between the 1998 FX Definitions applicable pursuant to clause (ii) of this subsection and any Confirmation, the Confirmation will prevail for the purpose of the relevant Transaction."

(3) Currency Payments in Trust. If the parties are each required to make payments pursuant to Section 2(a) on the same day in respect of a Transaction but the payments due to be made are in different currencies, the party that receives the payment due to it first shall hold an amount equal to the payment it received in trust for the benefit of the other party until that other party receives the corresponding payment due to it. Party B has the right to commingle any payments received with its general funds.

(4) Set-off. Any amount (the "Early Termination Amount") payable to one party (the Payee) by the other party (the Payer) under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party in the case where a Termination Event under Section 5(b)(iv) has occurred, will, at the option of the party ("X") other than the Defaulting Party or the Affected Party (and without prior notice to the Defaulting Party or the Affected Party) be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the currency, place of payment or booking office of the obligation) under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favour of, the other party (and the Other Agreement Amount will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this Section 6(f).

     For this purpose, either the Early Termination Amount or the Other Agreement Amount (or the relevant portion of such amounts) may be converted by X into the currency in which the other is denominated at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

     If an obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

     Nothing in this Section 6(f) shall be effective to create a charge or other security interest. This Section 6(f) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

(5) No Agency. Each Party has entered into this Agreement and each Transaction as principal and not as agent or in any other capacity, fiduciary or otherwise.

(6) Further Representation. Party A represents it has the capacity to enter into this Agreement and each Transaction and that it has entered into this Agreement and each Transaction for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its line of business and not for purposes of speculation.

(7) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

     (a) Non-Reliance. It is acting for its own account, and has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

     (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf of through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

     (c) Status of Parties. The other party is not acting as a fiduciary for an advisor to it in respect of that Transaction.

(8) Risk Disclosure Statement. Party A acknowledges that it has received, read and understood the contents of the Generic Risk Disclosure Statement at Annex A.

(9) ISDA/FRABBA Bridge. Any forward rate agreement into which the parties have entered and in respect of which the confirmation or other confirming evidence refers to or incorporates the British Bankers' Association London Interbank Forward Rate Agreements Recommended Terms and Conditions (1985 edition) ("FRABBA Terms") will be governed by this Agreement. Any forward rate agreement into which the parties may enter and in respect of which the confirmation or other confirming evidence refers to or incorporates the FRABBA Terms will be governed by this Agreement in all circumstances except when the parties expressly agree that this provision will not apply. Each such transaction will be deemed to be a Transaction and each such confirmation or other confirming evidence will be deemed to constitute a Confirmation for purposes of this Agreement. Sections B, C and E and clauses 1, 4, 5 and 6 of Section D of the Sections of the FRABBA Terms are hereby incorporated by reference in this Agreement. Those Sections are applicable only to transactions to which this provision relates and will prevail in the event of any inconsistency with any other provision of this Agreement. In the event of any other inconsistency between the FRABBA Terms and this Agreement, this Agreement will govern. Clauses 2, 3, 7, 8, 9 and 10 of Section D of the FRABBA Terms are not applicable to any transaction to which this provision relates.

(10) Consent to Recording. Each Party hereto (i) consents to the electronic recording of its telephone conversation involving trading or marketing personnel of such party in connection with this Agreement or any actual or potential Transaction, and (ii) agrees to obtain the consent of, and give notice of such recording to, such personnel.

(11) Disclosure. Party A authorises Party B, and each of Party B's officers, agents and/or employees, to disclose any information relating to this Agreement and any Transaction of this Agreement (i) to any branch of Party B, (ii) to the extent required by law, any regulatory, statutory and governmental authority provided that where such information is provided to any regulatory, statutory or governmental authority and (iii) to any Affiliate of Party B in connection with data processing or the outsourcing of any of Party B's operational functions and cross-selling of products.


                                    Part 6
                                    ------

                         Currency Option Transactions

(1) Amendment to the 1998 FX Definitions. The following amendments are made to the 1998 FX Definitions:-

     (a) Section 3.5(g) is amended by deleting the word "facsimile" in the 4/th/ line thereof.

     (b)  Section 3.4 is amended by the addition of the following as a new section 3.4(c):-

          "(c) Terms Relating to Payment of Premium. If any Premium is not received on the Premium Payment Date, the Seller may elect: (i) to accept a late payment of such Premium; (ii) to give written notice of such non-payment and, if such payment shall not be received within two(2) Local Business Days of such notice, treat the related Currency Option as void; or (ii) to give written notice of such non-payment and, if such payment shall not be received within two(2) Local Business Days of such notice, treat such non-payment as an Event of Default under
                 Section 5(a)(i). If the Seller elects to act under either clause (i) or (ii) of the preceding sentence, the Buyer shall pay all out-of-pocket costs and actual damages incurred in connection with such unpaid or late Premium or void Currency Option, including, without limitation, interest on such Premium in the same currency as such Premium at the prevailing market rate and any other costs or expenses incurred by the Seller in covering its obligation (including, without limitation, a delta hedge) with respect to such Currency Option."

(2)  Other Provisions.

     (a) Any Confirmation with respect to a Currency Option Transaction shall be substantially in the form of one of the Exhibits to the 1998 FX Definitions, or in such other form as the parties may agree.
     (b) Any documents or other evidence exchanged (or to be exchanged) between the parties confirming any such Currency Option Transaction shall be deemed to be a "Confirmation" and any such Currency Option Transaction shall constitute a Transaction for all purposes of this Agreement.



ASSOCIATED SPRING ASIA PTE LTD            THE DEVELOPMENT BANK
                                          OF SINGAPORE LTD



By:    /s/ Sd. Lai Ho Kwong               By:    /s/ Sd. Wendy Tan Mew Cheng
       --------------------                      ---------------------------
Name:  LAI HO KWONG                       Name:  WENDY TAN MEW CHENG (MRS)

Title: Managing Director                  Title: Managing Director

                                                                    EXHIBIT 10.4
                                                                    ------------


                       DATED THIS 19TH DAY OF JUNE 2001
                       --------------------------------


                       (1)    BARNES GROUP INC.

                              as the Guarantor



                              And



                       (2)    THE DEVELOPMENT BANK
                              OF SINGAPORE LIMITED

                              as the Hedging Counterparty



                       GUARANTEE




                       TAN JINHWEE, EUNICE & LIM CHOOENG
                       ADVOCATES & SOLICITORS
                       105 CECIL STREET #23-00
                       THE OCTAGON
                       SINGAPORE 069534

                       TJH/NSR/200113-4806
                       18.6.2001
                       nsr 51-g

                               TABLE OF CONTENTS
                               -----------------

 1.       DEFINITIONS AND INTERPRETATION.......................  2

 2.       GUARANTEE AND INDEMNITY..............................  2

 3.       SECURITY UNAFFECTED..................................  3

 4.       REPRESENTATIONS AND WARRANTIES.......................  6

 5.       UNDERTAKINGS.........................................  7

 6.       PAYMENT PROVISIONS...................................  9

 7.       SET-OFF AND WITHHOLDINGS............................. 10

 8.       INDEMNITIES.......................................... 11

 9.       SET-OFF.............................................. 12

10.       NOTICES.............................................. 12

11.       SUCCESSORS BOUND..................................... 13

12.       MISCELLANEOUS........................................ 13

          THIS GUARANTEE is made the 19th day of June Two thousand and one
(2001) Between:-


(1) BARNES GROUP INC., a company incorporated in the State of Delaware, United States of America and having its executive office at 123 Main Street, Bristol, CT 06011, United States of America (the "Guarantor"); and
                                                       ---------


(2) THE DEVELOPMENT BANK OF SINGAPORE LIMITED (Company Registration No. 196800306E), a company incorporated in Singapore and having its registered office at 6 Shenton Way, a Building, Singapore 068809 (the "Hedging
                                                                 -------
     Counterparty" which expression shall include its successors in title,
     ------------
     assigns and transferees).



          WHEREAS:-


(A)       By a facility agreement dated 19 June 2001 ("Facility Agreement") made
                                                       ------------------
between (1) the Borrower (as hereinafter defined), (2) The Development Bank of Singapore Limited as the Agent, and (3) The Development Bank of Singapore Limited as the Original Term Loan Bank, the Term Loan Banks (as therein defined) agreed to make available to the Borrower a transferable term loan facility of up to the principal amount of Yen three billion and three hundred million ((Yen)3,300,000,000), on and subject to the terms and conditions therein contained.

(B) In connection with the Facility Agreement, the Borrower entered into a currency swap and interest rate hedging agreement with the Hedging Counterparty dated June 2001 ("Hedge Agreement"), on and subject to the terms and conditions
                  ---------------
therein contained.

(C) The execution and delivery of this Guarantee by the Guarantor is one of the conditions precedent to the obligations of the Hedging Counterparty under the Hedge Agreement.

(D) The Guarantor (after giving due consideration to the terms and conditions of the Hedge Agreement and satisfying itself that the execution and delivery of this Guarantee will benefit it and is in its best interests) has agreed to enter into this Guarantee.


          NOW THIS GUARANTEE WITNESSETH as follows:-

1.        DEFINITIONS AND INTERPRETATION
          ------------------------------

1.1       Terms defined:  In this Guarantee, unless where otherwise defined
          -------------
herein or the context otherwise requires, all words and expressions as defined in the Facility Agreement shall have the same meanings when used or referred to herein and the following words or expressions shall have the following meanings respectively:-

          "Borrower" means Associated Spring-Asia Pte Ltd (Company Registration
           --------
          No. 198100597E), a company incorporated in Singapore and having its registered office at 28 Tuas Avenue 2, Jurong, Singapore 639459;

          "Discharge Date" means the date the Guaranteed Indebtedness is fully
           --------------
          discharged and the facilities under the Hedge Agreement cease to be available for a and each of the Borrower and the Guarantor ceases to be under any liability to the Hedging Counterparty under or in connection with the Hedge Agreement and this Guarantee and an absolute discharge of the Borrower and the Guarantor is signed by the Hedging Counterparty; and

          "Guaranteed Indebtedness" means all and any amounts whatsoever
           -----------------------
          (whether principal, interest, fees or otherwise) which may now or at any time hereafter be payable (actually or contingently) by the Borrower to the Hedging Counterparty under or pursuant to the Hedge Agreement, and references to the Guaranteed Indebtedness include any part thereof.

1.2       Construction:  Clauses 1.2 and 1.3 of the Facility Agreement shall
          ------------
apply to this Guarantee as if set out in full except that references in the said Clauses to "this Agreement" shall be deemed to be references to this Guarantee.
            --------------


2.        GUARANTEE AND INDEMNITY
          -----------------------

2.1 In consideration of the premises and the Hedging Counterparty agreeing to make the currency swap and interest rate hedging facilities available to the Borrower and the Hedging Counterparty acting under or in connection with the Hedge Agreement (a copy of which the Guarantor acknowledges having received), the Guarantor hereby unconditionally and irrevocably guarantees to the Hedging Counterparty, as a continuing guarantee, the due and punctual payment by the Borrower of the Guaranteed Indebtedness and unconditionally and irrevocably undertakes that, if at any time and for any reason the Borrower does not make payment of any amount of the Guaranteed Indebtedness, by the time, on the date and in the currency and otherwise in the manner specified in the Hedge Agreement (whether on maturity date, on acceleration or otherwise), the Guarantor shall pay the amounts not so paid within five (5) Business Days of first written demand by the Hedging Counterparty in the currency provided in the Hedge Agreement as if the Guarantor was expressed to be the primary obligor.

2.2 As a separate, additional and continuing obligation the Guarantor unconditionally and irrevocably undertakes with the Hedging Counterparty that, should the Guaranteed Indebtedness not be recoverable from the Guarantor for any reason whatsoever (including, but without prejudice to the generality of the foregoing, by reason of any provision of this Guarantee or the Hedge Agreement being or becoming void, unenforceable or otherwise invalid under any applicable law) then notwithstanding that it may have been known to the Hedging Counterparty, the Guarantor will, as sole, original and independent obligor, make payment of the Guaranteed Indebtedness by way of full indemnity in such currency and otherwise in such manner as is provided for in this Guarantee.


3.        SECURITY UNAFFECTED
          -------------------

3.1 The liabilities and obligations of the Guarantor under this Guarantee remain in full force and effect, subject to Clause 3.2, until the Discharge Date, notwithstanding any act, omission, neglect, event or matter whatsoever, and without prejudice to its generality, the foregoing shall apply in relation to anything which would have discharged the Guarantor (wholly or in part) or which would have afforded the Guarantor any legal or equitable defence, and in relation to any winding-up or dissolution of, or any change in the constitution or corporate identity or loss of corporate identity by, the Borrower or any other person.

3.2 Any such discharge or release as is referred to in Clause 3.1 and any composition or arrangement which the Guarantor may effect with the Hedging Counterparty, shall be deemed to be made subject to the condition that it will be void, if any payment or security which the Hedging Counterparty may previously have received or may thereafter receive from any person in respect of the Guaranteed Indebtedness or other payments as stipulated in this Guarantee, is set aside under any applicable law or proves to have been for any reason invalid and, in the event of any such payment or security being so set aside or invalid, the Hedging Counterparty shall be entitled subsequently to enforce this Guarantee against the Guarantor as if such discharge, release, composition or arrangement had not occurred.

3.3 Without prejudice to the generality of Clauses 3.1 and 3.2, none of the liabilities or obligations of the Guarantor under this Guarantee shall be affected or impaired by:-

          (a) the Hedging Counterparty agreeing with the Borrower or any other person on any variation or departure (however substantial) of or from the Hedge Agreement and any such variation or departure shall, whatever its nature, be binding upon the Guarantor in all circumstances;

          (b) any provision of this Guarantee or the Hedge Agreement or any other document or security being or becoming void, frustrated, unenforceable or otherwise invalid under any applicable law as regards the Borrower or any other person for any reason whatsoever, to the intent that the Guarantor's obligations hereunder shall remain in full force and effect and this Guarantee be construed accordingly as if there were no such voidness, frustration, unenforceability or invalidity;

          (c) any legal limitation, disability, incapacity or other circumstances relating to the Borrower or any other party;

          (d) any intermediate payment or settlement of account or satisfaction of the whole or any part of any sum or sums of money due or owing to the Hedging Counterparty under the Hedge Agreement or this Guarantee or otherwise and shall extend to cover all moneys which shall from time to time be owing by the Borrower to the Hedging Counterparty under the Hedge Agreement and by the Guarantor to the Hedging Counterparty under this Guarantee and all moneys outstanding and not immediately payable for which the Borrower is absolutely or contingently liable to the Hedging Counterparty thereunder and Guarantor is absolutely or contingently liable to the Hedging Counterparty hereunder;

          (e) any change by amalgamation, reconstruction or otherwise which may be made in the constitution of the company by which the business of the Hedging Counterparty may for the time being be carried on and shall be available to the company carrying on the business of the Hedging Counterparty for the time being;

          (f) (i) any time, covenant not to sue, indulgence, concession, waiver or consent at any time given to the Borrower or any other person,
               (ii) any alteration, amendment, variation, supplement, renewal or replacement of any agreement, document, guarantee or Security Interest (including, without limitation, the Hedge Agreement),
               (iii) the making or absence of any demand on the Borrower or any other person for payment, (iv) the enforcement or absence of enforcement of any agreement, guarantee, document or Security Interest (including, without limitation, the Hedge Agreement),
               (v) the taking, existence or release of any agreement, guarantee, document, Security Interest, right, power, authority, discretion or remedy, (vi) the bankruptcy, insolvency, winding-up, dissolution, amalgamation, reconstruction or reorganisation of the Borrower or any other person (or the commencement of any of the foregoing), (vii) any arrangement, composition or compromise entered into by the Borrower or any other person, (viii) any moratorium or other suspension of any agreement, guarantee, document, Security Interest, right, power, authority, discretion or remedy, (ix) the illegality, invalidity, unenforceability or otherwise of limited force or effect of or any defect in any provision of any agreement, guarantee, document or Security Interest (including, without limitation, the Hedge Agreement) or any of the obligations of any of the parties thereunder, (x) any failure to take, or fully to take, any Security Interest contemplated by the Hedge Agreement or otherwise agreed to be taken in respect of the Guaranteed Indebtedness, or (xi) any other act, matter or thing whatsoever which, but for this Clause 3, would or might impair or discharge the rights of the Hedging Counterparty under this Guarantee or the Hedge Agreement.

For the avoidance of doubt and notwithstanding the provisions of Clause 3.3(f), it is hereby agreed that the provisions of this Guarantee and the obligations and liabilities of the Guarantor and the Hedging Counterparty hereunder may be waived, amended, varied and/or supplemented (whether wholly or in part) in writing executed by the Guarantor and the Hedging Counterparty, and such waiver, amendment, variation and/or supplement shall be valid and enforceable between the parties hereto.

3.4 The Guarantor agrees to be bound by this Guarantee notwithstanding that any other person which has intended to sign or to be bound may not do so or be effectually bound and notwithstanding that this Guarantee may be determined or become invalid or unenforceable against any one or more of such persons whether or not the deficiency is known to the Hedging Counterparty.

3.5 The Hedging Counterparty may place and keep any monies received by virtue of this Guarantee (whether before or after the insolvency, bankruptcy or winding-up of the Borrower or any other person) to the credit of a suspense account for so long as the Hedging Counterparty may think fit in order to preserve the rights of the Hedging Counterparty to sue or prove for the whole of the Guaranteed Indebtedness against the Borrower or any other person.

3.6 The security created by this Guarantee shall constitute and be a continuing security notwithstanding any settlement of account or reduction or repayment of the Guaranteed Indebtedness for the time being owing or any other matter or thing whatsoever and shall be in addition to, and shall not be merged in, or be in any way prejudiced or affected by any collateral or other security from time to time held or judgment or order obtained by the Hedging Counterparty for all or any part of the Guaranteed Indebtedness nor shall any such collateral or other security, judgment or order or any lien to which the Hedging Counterparty may be otherwise entitled or the liability of the Borrower or any others not parties hereto for all or any part of the Guaranteed Indebtedness be in any way prejudiced or affected by this Guarantee.

3.7 The Guarantor shall, from time to time upon being required to do so by the Hedging Counterparty, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents, in form and substance satisfactory to the Hedging Counterparty, as the Hedging Counterparty may consider necessary or desirable for giving full effect to this Guarantee and securing to the Hedging Counterparty the full benefit of the rights, powers and remedies conferred upon the Hedging Counterparty in this Guarantee.


4.        REPRESENTATIONS AND WARRANTIES
          ------------------------------

4.1 The Guarantor hereby warrants and represents to the Hedging Counterparty as follows:-

          (a)  Status: it is corporation incorporated in accordance with, and
               ------
               validly existing under, the laws of the State of Delaware, United States of America;

          (b)  Assets: it has the power to own its assets and carry on its
               ------
               business and operations as they are now being conducted and will maintain, preserve and protect all of its assets in accordance with good business practice;

          (c)  Validity: this Guarantee when executed and delivered will
               --------
               constitute its legal, valid, binding and enforceable obligations in accordance with its terms;

          (d)  Authorisations and consents: all acts, conditions and things
               ---------------------------
               required to be done, fulfilled and performed (including the obtaining of any necessary consents) in order (aa) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in this Guarantee, (bb) to ensure that the obligations expressed to be assumed by it in this Guarantee are legal, valid, binding and enforceable, and (cc) to make this Guarantee admissible in evidence in the State of Delaware, United States of America and Singapore, have been done, fulfilled and performed;

          (e)  Non-conflict: its entry into and performance of this Guarantee
               ------------
               and the transactions contemplated hereby do not and will not:-

               (i) conflict with (aa) its Bye-laws or other constitutional documents, (bb) any law or any official or judicial order applicable to it or otherwise binding on it, or (cc) any agreement or document to which it is a party or which is binding on it or its assets; or

               (ii) result in the creation or imposition of (or enforceability
                    of) any Security Interest on or over all or any of its assets pursuant to the provisions of any agreement or document;

          (f)  Litigation:  no litigation, arbitration or administrative
               ----------
               proceedings or claims which might by itself or together with any other such proceedings or claims have a material adverse effect on it is presently in progress or pending or, to the best of its knowledge, information and belief, threatened against it or any of its assets;

          (g)  Solvency:  it is solvent; no appointment of a receiver and/or
               --------
               manager, judicial manager, liquidator, administrator or similar officer has been or is being made;

          (h)  Corporate documents:  copies of its Bye-laws and other
               -------------------
               constitutional documents and certified extracts of its board resolutions delivered to the Hedging Counterparty are true and accurate copies of its corporate records;

          (i)  Information:  all of the written information supplied to the
               -----------
               Hedging Counterparty are true, complete and accurate in all material respects and it is not aware of any fact or circumstance that has not been disclosed to the Hedging Counterparty and which might, if disclosed, adversely affect the decision of a person considering whether or not to provide or maintain finance to the Borrower;

          (j)  Financial statements:  its audited financial statements most
               --------------------
               recently delivered to the Hedging Counterparty:-

               (i) have been prepared in accordance with accounting principles and practices generally accepted in the United States of America consistently applied; and

               (ii) present a true and fair view of its financial condition as at the date to which they were drawn up; since that date there has been no material adverse change in its financial condition as shown in such accounts; and

          (k)  Ownership:  (i) the whole of the issued share capital of the
               ---------
               Borrower is legally and beneficially owned by Barnes Group (Bermuda) Limited (Company Registration UF19573Z) ("Barnes
                                                                   ------
               Bermuda"), and (ii) the whole of the issued share capital of
               -------
               Barnes Bermuda is legally and beneficially owned by the Guarantor.

4.2       Repetition:  Each of the representations and warranties contained in
          ----------
Clause 4.1 shall survive and continue to have full force and effect after the execution of this Guarantee and shall be deemed to be repeated on each day so long as the Guaranteed Indebtedness remains outstanding or the currency swap facility or interest rate hedging facility is in effect, with reference to the facts and circumstances then subsisting as if made at each such time.


5.        UNDERTAKINGS
          ------------

          The Guarantor undertakes with the Hedging Counterparty that so long as the Guaranteed Indebtedness remains outstanding or the currency swap facility or interest rate hedging facility is in effect that:-

          (a)  Accounts and information:  it will:-
               ------------------------

               (i) deliver to the Hedging Counterparty as soon as they become available, but in any event within one hundred and eighty
                    (180) days after the end of each of its financial periods (which shall not be longer than fifteen (15) months), copies of its financial statements for that period, which shall contain an income statement and a balance sheet, be prepared on a basis consistently applied, be audited and certified by a firm of independent accountants of recognised international standing and if qualified, such qualification shall not be in a manner which is, in the opinion of the Hedging Counterparty, material in the context of this Guarantee, together with the auditor's report;

               (ii) deliver to the Hedging Counterparty as soon as they become available, but in any event within ninety (90) days
                      after the end of its financial period to which they relate, copies of its unaudited half-yearly financial statements;

               (iii) deliver to the Hedging Counterparty all notices or other documents dispatched by it to its shareholders (or any class thereof) or its creditors generally (or any class thereof); and

               (iv) promptly supply the Hedging Counterparty with such information (except that of a proprietary nature) as the Hedging Counterparty may from time to time reasonably request;

          (b)  Claims pari passu:  it will ensure that its payment obligations
               -----------------
               under this Guarantee rank at least pari passu with the claims of all its other direct, unconditional, unsubordinated and general obligations save those claims which are preferred solely by any bankruptcy, insolvency, liquidation or other laws of general application;

          (c)  Authorisations and consents:  it will maintain in full force and
               ---------------------------
               effect all such authorisations and consents as are referred to in Clause 4.1(d), take prompt steps to obtain any other authorisation or consent which may be necessary or advisable for the purposes specified in Clause 4.1(d), and comply with all terms, conditions and restrictions, if any, imposed in connection with any of such authorisations and consents and maintain or accomplish any filing or registration with any Government Authority which may be or become necessary or advisable for such purposes;

          (d)  Performance of this Guarantee:  it will perform all covenants,
               -----------------------------
               provisions, undertakings, terms and conditions on its part to be performed and observed under this Guarantee;

          (e)  Notification of change:  it will promptly notify the Hedging
               ----------------------
               Counterparty of any event or change in its condition (financial, business or otherwise) and of any litigation, arbitration or administrative proceedings being threatened or initiated against it before any court, tribunal or administrative agency, which might have a material adverse effect on it, all such notification to be given to the Hedging Counterparty as soon as practicable after it has knowledge of the said event or change or of the said proceedings or threat thereof and the amount of contingent liability, if such amount is ascertainable; and

          (f)  Notification of winding-up and judicial management, etc:  it will
               -------------------------------------------------------
               immediately upon becoming aware thereof notify the Hedging Counterparty of any petition filed or notice for passing of a resolution for the winding-up or appointment of a judicial manager, trustee, administrator or similar officer of the Guarantor, such notification if made verbally to be followed up in writing within twenty-four (24) hours therefor.

6.        PAYMENT PROVISIONS
          ------------------

6.1       Time and place of payment:  All payments to be made by the Guarantor
          -------------------------
under or pursuant to this Guarantee shall be made by on the relevant due date in the currency in which such amount is due by payment in that currency to the Hedging Counterparty not later than 11.00 a.m. (Singapore) time on the relevant due date in immediately available and freely transferable funds, to such account or accounts as the Hedging Counterparty may in writing by prior notice designate.

6.2       Payment on Business Day:  If any sum becomes due for payment under or
          -----------------------
pursuant this Guarantee on a day which is not a Business Day, such payment shall be made on the next succeeding day which is a Business Day unless such next succeeding Business Day falls in the following month in which event such sum shall be made on the immediately preceding Business Day and all calculations of interest shall be adjusted accordingly.

6.3       Payment by deduction:  Where the Guarantor has failed to make the
          --------------------
requisite payment by the relevant due date, the Hedging Counterparty shall in addition to its other remedies be entitled to effect payment (to the extent not already paid or discharged) of all fees, expenses and other sums due and payable by the Guarantor under this Guarantee out of and by deduction against any account which the Guarantor may have with the Hedging Counterparty and the Guarantor hereby authorises Hedging Counterparty to do so.


7.        SET-OFF AND WITHHOLDINGS
          ------------------------

7.1       No set-off or withholdings:  All sums payable by the Guarantor to the
          --------------------------
Hedging Counterparty under or pursuant to this Guarantee shall be paid in full, free of any restriction or condition, without set-off or counterclaim and without any deduction or withholding for or on account of any taxes or otherwise, unless the deduction or withholding is required by law, in which event the Guarantor shall:-

          (a) notify the Hedging Counterparty as soon as the Guarantor becomes aware of such a requirement;

          (b) ensure that such deduction or withholding does not exceed the minimum legal liability therefor and forthwith pay to the Hedging Counterparty such additional amount as is necessary to ensure that the Hedging Counterparty receives on the due date and retains (free from any liability other than tax on the overall net income of the Hedging Counterparty) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made; and

          (c) forthwith pay the full amount required to be deducted or withheld (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this sub-Clause) to the relevant taxation or other authority within the time allowed for such payment under applicable law and promptly deliver to the

               Hedging Counterparty, after it has made such payment to the relevant authority, an original receipt (or a certified true copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of the Hedging Counterparty share of such payment.

7.2       Indemnities:  Without prejudice to the provisions of Clause 7.1, if
          -----------
the Hedging Counterparty is required by any applicable law to make any payment, whether on account of tax (not being a tax imposed on the overall net income of the Hedging Counterparty) or otherwise or on or in relation to any sum received or receivable under this Guarantee by the Hedging Counterparty (including, without limitation, any sum received or receivable under this Clause 7.2) or any liability in respect of any such payment is asserted, imposed, levied or assessed against the Hedging Counterparty, the Guarantor shall, upon demand of the Hedging Counterparty, promptly indemnify the Hedging Counterparty against such payment or liability, together with any interest, penalties and expenses payable or incurred in connection therewith.

7.3       Goods and services tax:  The Guarantor shall also pay on demand to the
          ----------------------
Hedging Counterparty on demand, in addition to any amount payable by the Guarantor under or pursuant to this Guarantee, any goods and services, value added or other similar tax payable in respect of that amount (and references in this Guarantee to that amount shall be deemed to include any such taxes payable in addition to it).

7.4       Tax credit:  If the Guarantor pays any increased amount under Clause
          ----------
7.1 and the Hedging Counterparty effectively obtains a refund of tax or credit against tax by reason of that payment, and if the Hedging Counterparty is able (in its sole opinion, which shall not be capable of being challenged) to identify that refund or credit as being attributable to that payment having regard to its other activities, then the Hedging Counterparty shall reimburse to the Guarantor such amount as it shall determine (any such determination being conclusive) to be the proportion of that refund or credit as will leave the Hedging Counterparty after that reimbursement in no better or worse position than it would have been in if that payment had not been required. The Hedging Counterparty shall not be obliged to arrange its tax affairs in any particular manner or to apply for such refund or credit for itself or the Guarantor or to disclose any information regarding its tax affairs or computations to the Guarantor.


8.        INDEMNITIES
          -----------

8.1       Indemnities:  The Guarantor shall fully indemnify the Hedging
          -----------
Counterparty from and against any expense, loss, damage or liability (as to the amount of which the certificate of the Hedging Counterparty shall, in the absence of manifest error, be prima facie evidence), whether arising out of this Guarantee or otherwise, which the Hedging Counterparty may incur as a consequence of any default on the Guarantor's part under or in connection with this Guarantee.

8.2       Currency indemnity:
          ------------------

          (a) Any amount received or recovered by the Hedging Counterparty in respect of any sum expressed to be due to it from the Guarantor under this Guarantee in a currency (the "Payment Currency") other
                                                        ----------------
               than that agreed to be payable hereunder (the "Agreed Currency")
                                                              ---------------
               whether as a result of, or of the enforcement of, a judgment or order of a court or tribunal of any jurisdiction shall only constitute a discharge to the Guarantor to the extent of the amount in the Agreed Currency which the Hedging Counterparty is able, in accordance with its usual practice at the Hedging Counterparty's prevailing exchange rate, to purchase with the amount so received or recovered in the Payment Currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

          (b) If that amount in the Payment Currency is less than the amount in the Agreed Currency due to the Hedging Counterparty under this Guarantee, the Guarantor shall indemnify it against any loss sustained by it in that event. In any event, the Guarantor shall indemnify the Hedging Counterparty against the cost of making any such purchase.

8.3       Independent obligations: The indemnities contained in Clauses 8.1 and
          -----------------------
8.2 constitute separate and independent obligations from the other obligations in this Guarantee, shall give rise to separate and independent causes of action, shall apply irrespective of any indulgence granted by the Hedging Counterparty and shall continue in full force and effect whether before and after any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Guarantee or any judgment or order. With regard to Clause 8.2, no proof or evidence of any actual loss may be required other than proof of the actual amount in the Agreed Currency purchased by the recipient as mentioned in Clause 8.2(a) and the date upon which such purchase was effected.


9.        SET-OFF
          -------

          The Hedging Counterparty may at any time (whether before or after the declaration of an Event of Default) without notice to the Guarantor set off or transfer any credit balance (whether or not then due) to which the Guarantor is at any time beneficially entitled on any account (expressed in any currency) or debit such account at any office or branch of the Hedging Counterparty (whether in Singapore or elsewhere) in or towards satisfaction of the Guaranteed Indebtedness or any part thereof then due and unpaid or any money owing to the Hedging Counterparty by the Guarantor hereunder Provided That such debiting shall not constitute a waiver of any event of default. For that purpose, the Hedging Counterparty is authorised to use all or any part of any such credit balance to buy such other currencies as may be necessary to effect such application. The Hedging Counterparty shall not be obliged to exercise any of its rights under this Clause, which shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise). The Hedging Counterparty shall notify the Guarantor within three (3) Business Days after the exercise by it of any of its rights under this Clause.

10.       NOTICES
          -------

10.1      Address:  Each notice or other communication under this Guarantee
          -------
shall be made by facsimile, letter or otherwise in writing. Each notice or other communication to be delivered to any party under this Guarantee shall be sent to that party at the facsimile number or address, and marked for the attention of the person (if any), from time to time designated by that party to the other party for the purpose of this Guarantee. The initial facsimile number, address and person (if any) so designated by each party are set out under its name at the end of this Guarantee.

10.2      Deemed delivery: Any notice or other communication from the Guarantor
          ---------------
shall be irrevocable and shall not be effective until received by the Hedging Counterparty. Any notice or other communication from the Hedging Counterparty to the Guarantor shall be deemed to be received by the Guarantor (if sent by facsimile) 24 hours after despatch or (in any other case) when left at the address required by Clause 10.1 and receipt thereof acknowledged by the Guarantor or within three (3) Business Days after being sent by pre-paid registered post addressed to it at that address.


11.       SUCCESSORS BOUND
          ----------------

11.1 This Guarantee shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns (as the case may be), but the Guarantor shall not assign or transfer all or any of its rights and obligations hereunder.

11.2 The Hedging Counterparty may assign this Guarantee or the whole or a portion of its rights hereunder to any financial institution to which it sells or assigns all or any part of its rights and/or obligations under the Hedge Agreement, in which event references herein to the Hedging Counterparty shall thenceforth be deemed to include a reference to such assignee to the extent of its interest.


12.       MISCELLANEOUS
          -------------

12.1      Evidence of indebtedness: In any legal action or proceedings arising
          ------------------------
out of or in connection with the this Guarantee a statement as to any amount due to the Hedging Counterparty under this Guarantee which is certified as being correct by a duly authorised officer or officers of the Hedging Counterparty shall (unless otherwise provided in this Guarantee), in the absence of manifest error, be prima facie evidence of the existence and the amounts of the obligations of the Guarantor.

12.2      Certificates and determinations: Except as otherwise provided under
          -------------------------------
the provisions of this Guarantee or otherwise directed by a court of law, any certificate, determination or notification by the Hedging Counterparty as to any amount payable to it under this Guarantee is conclusive and binding on the Guarantor, save for manifest error, and any other certificate, determination, notification, opinion or the like of the Hedging Counterparty provided for in this Guarantee is prima facie evidence of the matter to which it relates, save for manifest error.

12.3      Application of moneys: If any sum paid or recovered in respect of the
          ---------------------
liabilities of the Guarantor under this Guarantee is less than the amount then due, the Hedging Counterparty may apply that sum to principal, interest, fees or any other amount due under this Guarantee in such proportions and order and generally in such manner as the Hedging Counterparty shall determine.

12.4      Waivers and consents:  No delay or omission on the part of the Hedging
          --------------------
Counterparty in exercising any right or remedy under this Guarantee shall impair that right or remedy or operate as or be taken to be a waiver of it, nor shall any single partial or defective exercise by the Hedging Counterparty of any such right or remedy preclude any other or further exercise under this Guarantee of that or any other right or remedy; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or remedy or constitute a suspension or variation of any such right or remedy. Any waiver by the Hedging Counterparty under any provision of this Guarantee must be in writing and may be given subject to any conditions as the Hedging Counterparty may think fit. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given. Any waiver may be given before or after a breach occurs. The rights and remedies provided in this Guarantee are cumulative and are not exclusive of any rights or remedies provided by law.

12.5      Disclosure: The Hedging Counterparty and all persons to whom Section
          ----------
47(3) of the Banking Act (Cap. 19) applies may, for the purposes of Section 47(4)(a) of the Banking Act (Cap. 19) or other law, from time to time disclose on a confidential basis to any Government Authority in Singapore or relevant jurisdiction, any person who derives or may derive rights under or by reference to this Guarantee (including but not limited to any actual or potential participant, assignee, transferee or lender) such information in relation to the Guarantor, this Guarantee, the money and other relevant particulars of any account which the Guarantor has with the Hedging Counterparty as it may be required.

12.6      Severance: The illegality, invalidity or unenforceability of any
          ---------
provision of this Guarantee under the laws of any jurisdiction shall not affect its legality, validity or enforceability under the laws of any other jurisdiction nor the legality, validity or enforceability of any other provision.

12.7      Counterparts: This Guarantee may be signed in any number of
          ------------
counterparts, all of which taken together and when delivered to the Hedging Counterparty shall constitute one and the same instrument. Any party may enter into this Guarantee by signing any such counterpart.

12.8      Governing law: This Guarantee shall be governed by and construed in
          -------------
accordance with the laws of Singapore.

12.9      Submission to jurisdiction: In relation to any legal action or
          --------------------------
proceedings against the Guarantor or any of its property arising out of or in connection with this Guarantee ("Proceedings"), the Guarantor hereby irrevocably
                                 -----------
consents to such Proceedings being brought in the courts of Singapore and/or any state or Federal court in Connecticut and the City of New York, United States of America, as the Hedging Counterparty may elect and by execution and delivery of this Guarantee the Guarantor hereby submits to and accepts with regard to such Proceedings, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. These submissions shall not affect the right of the Hedging Counterparty to take Proceedings in any other jurisdiction nor shall the taking of Proceedings in any jurisdiction preclude the Hedging Counterparty from taking Proceedings in any other jurisdiction, whether concurrently or not. The Guarantor irrevocably consents to the service of process in any such Proceedings by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address as provided in Clause 10.1. The foregoing, however, shall not limit the rights of the Hedging Counterparty to serve process in any other manner permitted by law. The Guarantor hereby irrevocably:-

          (a) appoints the Borrower whose registered office is now at 28 Tuas Avenue 2, Jurong, Singapore 639459 to receive, for and on behalf of the Guarantor any service of process in Singapore in any Proceedings with respect to this Guarantee;

          (b) agrees to maintain in Singapore a duly appointed process agent, notified to the Agent, for the purposes of sub-clause (a) above;

          (c) agrees that failure by any such process agent to give notice of such process to it shall not impair the validity of such service or of any judgment or order based thereon;

          (d) consents to the service of process out of any of the said courts in any such proceedings by the airmailing of copies, postage prepaid, to the Guarantor at its said address; and

          (e) agrees that nothing herein shall affect the right to serve process in any other manner permitted by law.

The Guarantor hereby irrevocably waives any objection which may now or hereafter have to the laying of the venue of any Proceedings in Singapore, the State of Connecticut and/or the State of New York and further waives any claim that any of Singapore and the State of Connecticut and State of New York is not a convenient forum for such Proceeding.

12.10     Costs and expenses:  All legal and other fees and out-of-pocket
          ------------------
expenses (including, without limitation, goods and services tax) reasonably incurred by the Hedging Counterparty or payable in connection with the preparation, execution, completion, filing and registration of this Guarantee and all the other documents referred to in this Guarantee, unless paid or discharged by the Borrower, shall be paid by the Guarantor.

12.11     Enforcement expenses:  All legal fees on a full indemnity basis and
          --------------------
other costs and disbursements (including, without limitation, goods and services tax) reasonably incurred by the Hedging Counterparty or payable in connection with demanding and enforcing payment of moneys due under this Guarantee and all the other documents referred to in this Guarantee and otherwise howsoever in enforcing or contemplation of the enforcement of the performance of any of the undertakings, stipulations, terms, conditions or provisions of this Guarantee shall be paid by the Guarantor.

12.12     GST and others: Any stamp duty, levies, transaction taxes (including,
          --------------
without limitation, goods and services tax) imposed by law or required to be paid in respect of any moneys paid or payable to or received or receivable by the Hedging Counterparty or any expenses incurred by the Hedging Counterparty or incurred in connection with the execution, delivery, performance or enforcement of this Guarantee and all the other documents referred to in this Guarantee shall (except to the extent prohibited by law) be borne and paid by the Guarantor.

12.13     Language:  All notices or communications under or in connection with
          --------
this Guarantee shall be in English or, if in any other language, accompanied by a translation into English certified as the Hedging Counterparty may require. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.



          IN WITNESS WHEREOF this Guarantee was executed as a deed.

The Guarantor
-------------

BARNES GROUP INC.                   )    Subscribed and sworn to before me
a Delaware corporation              )    this 18th day of June 2001.
by: Sd. David J. Sinder             )
its: Assistant Treasurer            )    Sd. Eleanor K. Twombly
                                         Notary Public

Address:                123 Main Street, P.O. Box 489, Bristol CT 06011-0489,
                        United States of America
Telephone No.:          (1) (860) 973 2149
Facsimile No.:          (1) (860) 582 4008
Attention:              Mr David J. Sinder
                        Assistant Treasurer




The Hedging Counterparty
------------------------

SIGNED SEALED and DELIVERED         )
for and on behalf of                )
THE DEVELOPMENT BANK                )
OF SINGAPORE LIMITED                )        Affixed a Seal
by its Attorney                     )
TAN EE LEE                          )        Sd. Tan Ee Lee
acting under a Power of Attorney    )
dated the 28th day of March 2000    )
(a copy of which was deposited      )
in the Registry, Supreme Court,     )
Singapore on the 10th day of        )
April 2000 and registered as        )
No. 2645 of 2000) in the            )
presence of:-                       )


 Sd. Esther Chia
--------------------
Name of Witness: ESTHER CHIA

Address:                6 Shenton Way #03-05, DBS Building Tower One,
                        Singapore 068809
Telephone No.:          (65) 878 8888
Facsimile No.:          (65) 224 2742
Attention:              Advisory Banking, Investment Banking Group